________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [x]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [ ]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Under Rule 14a-12

                           SIRIUS SATELLITE RADIO INC.
--------------------------------------------------------------------------------
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

    [x]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

            ___________________________________________________________________

         (2) Aggregate number of securities to which transaction applies:

            ___________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ___________________________________________________________________

         (4) Proposed maximum aggregate value of transaction:

            ___________________________________________________________________

         (5) Total fee paid:

            ___________________________________________________________________

    [ ] Fee paid previously with preliminary materials:

        _______________________________________________________________________
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

        1) Amount previously paid:

          _____________________________________________________________________

        2) Form, Schedule or Registration Statement No.:

          _____________________________________________________________________

        3) Filing Party:

          _____________________________________________________________________

        4) Date Filed:

          ______________________________________________________________________

________________________________________________________________________________

[SIRIUS SATELLLITE RADIO LOGO]

                                                               December   , 2002

Dear stockholders:

    We are furnishing the accompanying Proxy Statement to you in connection with a proposed financial restructuring of our company. This restructuring is a crucial step in ensuring the continuing viability of our company, and we would like your support in completing it. The restructuring will result in the elimination of all or substantially all of our outstanding debt, the elimination of all of our preferred stock and a cash infusion of $200 million. In short, the restructuring will provide us with sufficient cash to cover our estimated funding needs into the second quarter of 2004 and allow us to focus our attention on strengthening our business and acquiring subscribers for our premier entertainment service.

    We plan to complete the restructuring through either (1) our recapitalization plan, which consists of the consensual exchange of our debt and our preferred stock for common stock and the purchase of new common stock by certain investors for $200 million cash, or, alternatively, (2) the filing of a prepackaged plan of bankruptcy which will attempt to accomplish the restructuring on substantially the same terms as the recapitalization plan but under the supervision of the bankruptcy court. Our creditors and stockholders will receive the same treatment under each of the plans. In fact, you can think of the recapitalization plan and the prepackaged plan as two ways of achieving the same goal, although the out-of-court consensual recapitalization plan will be much quicker, much less expensive to accomplish, and will have the least disruptive effect on our business.

    In order to effect the recapitalization plan, our stockholders must vote to
(1) approve the issuance of new shares of our common stock in the restructuring transactions, (2) approve an amendment and restatement of our certificate of incorporation to increase the number of authorized shares of our common stock and (3) elect our new board of directors. We are also asking you to approve the adoption of our 2003 stock option plan.

    While the restructuring will significantly dilute the percentage of outstanding stock owned by our common stockholders, we believe that the plan we put before you today is the best solution for adequately addressing our funding needs and ensuring the continuing viability of our company. Without the restructuring, we have sufficient cash to cover our estimated funding needs only through the second quarter of 2003, and anticipate that we will need an additional $600 million of funding until our operations become self-sustaining. If the restructuring is not completed, we will be forced to consider an alternative plan of reorganization or liquidation. Any alternative plan of reorganization or liquidation is likely to result in our stockholders receiving nothing.

    Pursuant to the accompanying Proxy Statement, we are soliciting your proxy to be voted in favor of the recapitalization plan and your vote to accept the prepackaged plan. YOUR VOTE TO APPROVE THE RECAPITALIZATION PLAN AND YOUR VOTE TO ACCEPT THE PREPACKAGED PLAN ARE VERY IMPORTANT. We urge you to carefully review the Proxy Statement and the other documents we refer you to in the Proxy Statement for a detailed description of the proposed restructuring and the dilutive effect it will have on our existing stockholders. Please take the time to complete the enclosed proxy and ballot, and sign and return each of them in the enclosed postage-paid envelopes as soon as possible, but in no event later
than         , 2003. We will not be able to complete the recapitalization plan unless we obtain the approval of our stockholders.

                                          Sincerely,

                                          JOSEPH P. CLAYTON
                                          President and Chief Executive Officer

[SIRIUS SATELLLITE RADIO LOGO]

                             -------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON             , 2003

                             -------------------

    You are cordially invited to attend our special meeting of stockholders,
which will be held on         , 2003, at 10:30 a.m. at The McGraw-Hill Building,
in the Auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York. The special meeting is being held for the purpose of implementing a proposed restructuring of our company. The proposed restructuring will result in the elimination of all or substantially all of our outstanding debt, the elimination of all of our preferred stock and the investment of $200 million cash in new equity capital.

    At the special meeting, you will be asked to consider and vote upon the following proposals in connection with the restructuring, all of which are more fully described in the accompanying Proxy Statement:

        1. The issuance of an aggregate of 885,393,009 shares of our common stock and warrants to purchase 87,577,114 shares of our common stock in the restructuring transactions.

        2. An amendment and restatement of our certificate of incorporation to increase our authorized common stock from 500,000,000 to 2,500,000,000 shares.

        3. The election of our new board of directors.

        4. The adoption of our 2003 Long-Term Stock Incentive Plan.

    Only stockholders of record at the close of business on December   , 2002
are entitled to vote at our special meeting. A list of stockholders entitled to vote will be available for examination for ten days prior to the special meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our offices at 1221 Avenue of the Americas, 36th Floor, New York, New York 10020.

    YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN YOUR PROXY BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE SPECIAL MEETING, EVEN IF YOU CANNOT ATTEND.

    This Proxy Statement is being distributed on or about December   , 2002.

                                          By Order of the Board of Directors,

                                          PATRICK L. DONNELLY
                                          Executive Vice President,
                                          General Counsel and Secretary

[SIRIUS SATELLLITE RADIO LOGO]

                              -------------------

                                PROXY STATEMENT

                              -------------------

GENERAL

    This Proxy Statement is being furnished to our stockholders in connection with the proposed restructuring of our company. The proposed restructuring will result in the elimination of all or substantially all of our outstanding debt, the elimination of all of our preferred stock and the investment of $200 million cash in new equity capital. The proposed restructuring will be effected through either (1) our recapitalization plan, which consists of the several concurrent restructuring transactions described below, or, alternatively, (2) the filing of a prepackaged plan of bankruptcy, which will attempt to accomplish the restructuring on substantially the same terms as the recapitalization plan but under the supervision of the bankruptcy court. For a description of the recapitalization plan, see 'The Restructuring -- The Recapitalization Plan' on page 18 and for a description of the prepackaged plan, see 'The Prepackaged Plan' on page 36. Accordingly, this Proxy Statement is being furnished to our stockholders in connection with (1) our solicitation of proxies for use at the
special meeting of stockholders to be held on         , 2003 for the purpose of
voting on the restructuring proposals set forth below and (2) our solicitation of acceptances of the prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code.

    THE RESTRUCTURING WILL SIGNIFICANTLY DILUTE THE PERCENTAGE OF OUTSTANDING STOCK OWNED BY OUR COMMON STOCKHOLDERS. HOWEVER, WE BELIEVE THAT THE COMPLETION OF THE RESTRUCTURING IS CRITICAL TO OUR CONTINUING VIABILITY. IF THE RESTRUCTURING IS NOT COMPLETED, WE WILL BE FORCED TO CONSIDER AN ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION. ANY ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION MAY RESULT IN OUR EQUITY HOLDERS RECEIVING NOTHING.

    The percentage ownerships set forth in this Proxy Statement after giving effect to the restructuring assume that all of our outstanding debt securities are exchanged for common stock in the exchange offer and do not give effect to any shares of our common stock that may be issued pursuant to employee options and warrants, including the warrants held by our automobile partners, and the warrants to be issued to Apollo and Blackstone in the restructuring.

RECAPITALIZATION PLAN

    The recapitalization plan for achieving our financial goals consists of the following transactions (the 'restructuring transactions'):

    1. EXCHANGE OFFER FOR OUR DEBT SECURITIES. We are offering to exchange all of our outstanding 15% Senior Secured Discount Notes due 2007, 14 1/2% Senior Secured Notes due 2009, 8 3/4% Convertible Subordinated Notes due 2009 and senior term loans under our term loan agreement with Lehman Commercial Paper Inc. and our deferral credit agreement with Space Systems/Loral, Inc. (collectively, the 'debt securities') for up to 596,669,765 newly issued shares of our common stock, representing approximately 62% of the outstanding shares of our common stock after giving effect to the restructuring. Under a lockup agreement, dated October 17, 2002, Lehman, Loral and holders of a majority of our notes have agreed to tender their debt securities in the exchange offer.

    2. PREFERRED STOCK EXCHANGE. Our preferred stockholders have agreed to exchange all of our outstanding preferred stock for (1) an aggregate of 76,992,865 newly issued shares of our common stock, representing approximately 8% of our outstanding common stock after giving effect to the restructuring, and
(2) warrants to purchase an aggregate of 87,577,114 shares of our common stock, representing approximately 9.1% of our outstanding common stock after giving effect to the restructuring.

    3. NEW EQUITY INVESTMENT. Certain affiliates of Apollo Management, L.P., or Apollo, The Blackstone Group L.P., or Blackstone, and OppenheimerFunds, Inc., or Oppenheimer, have agreed to purchase an aggregate of 211,730,379 newly issued shares of our common stock, representing approximately 22% of our outstanding common stock after giving effect to the restructuring, for a total purchase price of $200 million cash.

STOCKHOLDER APPROVAL

    Pursuant to this Proxy Statement, we are soliciting proxies to be voted at the special meeting. The special meeting will be held to consider and vote on the following proposals:

        1. The issuance of an aggregate of 885,393,009 shares of our common stock and warrants to purchase 87,577,114 shares of our common stock in the restructuring transactions.

        2. An amendment and restatement of our certificate of incorporation to increase our authorized common stock from 500,000,000 to 2,500,000,000 shares.

        3. The election of our new board of directors.

        4. The adoption of our 2003 Long-Term Stock Incentive Plan.

    Consummation of the recapitalization plan requires stockholder approval of each of proposals 1, 2 and 3. IF ANY OF PROPOSALS 1, 2 OR 3 ARE NOT APPROVED BY OUR STOCKHOLDERS AT THE SPECIAL MEETING, THEN NONE OF THEM WILL BECOME EFFECTIVE. Stockholder approval of proposal 4, the adoption of our 2003 stock option plan, is not a condition to the consummation of the recapitalization plan.

    Pursuant to the lockup agreement, Apollo and Blackstone (the holders of all of our outstanding preferred stock and one million shares of our common stock) and Oppenheimer (the holder of 13,258,200 shares of our common stock) have agreed to vote in favor of the restructuring proposals, which together represent approximately 30% of the total votes entitled to participate in this proxy solicitation. Holders of the debt securities that are signatories to the lockup agreement have also agreed to vote any shares of common stock owned by them in favor of the restructuring proposals.

MINIMUM TENDER CONDITION

    The completion of the recapitalization plan is also conditioned upon, among other conditions, our receipt of valid tenders in the exchange offer from not less than (i) 97% in aggregate principal amount of our outstanding debt securities and (ii) 90% in aggregate principal amount of our convertible subordinated notes; provided that the holders of a majority of our debt securities may reduce the minimum tender condition to not less than 90% in aggregate principal amount of our debt securities and may lower or eliminate the minimum condition applicable to our convertible subordinated notes. We reserve the right to waive the minimum tender condition, which we will be able to do only with the prior written consent of our board of directors, the holders of a majority of our debt securities, Apollo and Blackstone. Under the lockup
agreement, the holders of approximately   % of our outstanding debt securities
agreed to tender all of their debt securities in the exchange offer.

DILUTION

    Upon consummation of the restructuring, the equity interests of our existing common stockholders, as a percentage of the total number of the outstanding shares of our common stock, will be significantly diluted. The following table sets forth the approximate percentages of our common stock that holders of our common stock, preferred stock and debt securities will own whether the restructuring is completed pursuant to the recapitalization plan or the prepackaged plan:

                                                                PERCENTAGE OF OUTSTANDING
                                                                   COMMON STOCK OWNED
                                                              -----------------------------
                                                               BEFORE THE       AFTER THE
                           HOLDER                             RESTRUCTURING   RESTRUCTURING
                           ------                             -------------   -------------
Common stockholders.........................................       83%              8%
Preferred stockholders......................................       17%              8%
Holders of debt securities..................................       --              62%
New equity investors........................................       --              22%

    IF THE RESTRUCTURING IS NOT COMPLETED, WE MAY BE FORCED TO CONSIDER AN ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION. ANY ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION MAY RESULT IN OUR EQUITY HOLDERS RECEIVING NOTHING.

PREPACKAGED PLAN

    If we are not able to complete the recapitalization plan, but the required acceptances have been received to confirm the prepackaged plan, we will use such acceptances to seek confirmation of the prepackaged plan under Chapter 11 of the Bankruptcy Code. See 'The Prepackaged Plan.'

    For the prepackaged plan to be confirmed by the bankruptcy court without invoking the 'cram down' provisions, each class of claims or interests that is impaired must vote to accept the prepackaged plan. An impaired class of claims is deemed to accept a plan of reorganization under the provisions of the Bankruptcy Code if holders of at least two-thirds in dollar amount and more than one half in number of the holders of claims who actually cast ballots vote to accept the prepackaged plan. An impaired class of interests (such as our preferred stock and common stock) is deemed to accept a plan of reorganization if the holders of at least two-thirds in amount of the interests in such class who actually cast ballots vote to accept the prepackaged plan.

    THE SOLICITATION PERIOD FOR ACCEPTANCES OF THE PREPACKAGED PLAN WILL EXPIRE
AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2003 (UNLESS EXTENDED). VOTES
ON THE PREPACKAGED PLAN MAY BE REVOKED, SUBJECT TO THE PROCEDURES DESCRIBED IN THIS PROXY STATEMENT, AT ANY TIME PRIOR TO THE SOLICITATION EXPIRATION DATE.
Only stockholders of record at the close of business on             , 2002 are
entitled to vote at the special meeting and to vote to accept or reject the prepackaged plan.

    Stockholders are not required to vote at the special meeting in order to vote on the prepackaged plan. It is important that all stockholders vote to accept or reject the prepackaged plan because, under the Bankruptcy Code, only holders who vote will be counted for purposes of determining whether the requisite acceptances have been received. Failure by a stockholder to send a duly completed and signed ballot will be deemed to constitute an abstention by such stockholder with respect to a vote on the prepackaged plan, and will not be counted as a vote for or against the prepackaged plan.

    STOCKHOLDERS WHO COMPLETE A PROXY WITH RESPECT TO THE SPECIAL MEETING SHOULD ALSO DULY COMPLETE AND SIGN A BALLOT IN ORDER TO VOTE ON THE PREPACKAGED PLAN.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Solicitation......................................     5
Risk Factors................................................     8
The Restructuring...........................................    14
The Restructuring Proposals.................................    28
    Proposal 1 Issuance of Our Common Stock in the
     Restructuring Transactions.............................    28
    Proposal 2 Amendment and Restatement of Our Certificate
     of Incorporation.......................................    29
    Proposal 3 Election of Our New Board of Directors.......    30
    Proposal 4 Approval of the Sirius Satellite Radio 2003
     Long-Term Stock Incentive Plan.........................    30
The Prepackaged Plan........................................    36
Selected Consolidated Historical Financial Data.............    70
Capitalization..............................................    72
Unaudited Pro Forma Financial Data..........................    74
Accounting Treatment of the Restructuring...................    80
Unaudited Projected Consolidated Financial Information......    80
Management..................................................    85
Security Ownership of Certain Beneficial Owners and
  Management................................................    94
Stockholder Proposals for Next Year's Annual Meeting........    97
Incorporation by Reference..................................    97
Other Matters...............................................    98

Exhibit A -- Fairness Opinion of Miller, Buckfire, Lewis &
  Co., LLC..................................................   A-1
Exhibit B -- The Prepackaged Plan...........................   B-1
Exhibit C -- 2003 Long-Term Stock Incentive Plan............   C-1

                             ABOUT THE SOLICITATION

SOLICITATION OF PROXIES AND ACCEPTANCES

    This Proxy Statement is furnished in connection with:

     our solicitation of proxies to be voted at the special meeting; and

     our solicitation of ballots to be voted in connection with the prepackaged plan.

    YOU MUST COMPLETE AND RETURN THE ENCLOSED PROXY IN ORDER TO VOTE FOR OR AGAINST THE RESTRUCTURING PROPOSALS AND THE ENCLOSED BALLOT IN ORDER TO VOTE TO ACCEPT OR REJECT THE PREPACKAGED PLAN. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' BOTH THE RESTRUCTURING PROPOSALS AND THE PREPACKAGED PLAN.

    Whether or not you are able to attend the special meeting, your vote by proxy is very important. Stockholders are encouraged to mark, sign and date the enclosed proxy and mail it promptly in the enclosed return envelope marked 'proxy'. Stockholders who complete a proxy with respect to the special meeting should also duly complete and sign a ballot in order to vote on the prepackaged plan.

    Proxies and ballots are being solicited by and on behalf of our board of directors. We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of our common stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

RECORD DATE

    The record date for purposes of determining which stockholders are eligible to vote at the special meeting and on the prepackaged plan is 5:00 p.m., New
York City time, on            , 2002. On the record date there were
shares of our common stock outstanding, and there were         holders of
record. We believe there are approximately 75,000 beneficial owners of our common stock. In addition, there were 4,867,151 shares of our preferred stock outstanding and two holders of record, Apollo and Blackstone.

DATE, TIME AND PLACE OF SPECIAL MEETING

    The special meeting will be held on         , 2003 at 10:30 a.m., New York
City time, at The McGraw-Hill Building, in the Auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York.

PURPOSE OF SPECIAL MEETING

    The purpose of the Special Meeting is to consider and vote on the following restructuring proposals:

        1. The issuance of an aggregate of 885,393,009 shares of our common stock and warrants to purchase 87,577,114 shares of our common stock in the restructuring transactions.

        2. An amendment and restatement of our certificate of incorporation to increase our authorized common stock from 500,000,000 to 2,500,000,000 shares.

        3. The election of our new board of directors.

        4. The adoption of our 2003 Long-Term Stock Incentive Plan.

    Receipt of the affirmative vote of our stockholders to approve the issuance of our common stock in the restructuring transactions and an amendment and restatement of our certificate of incorporation, and to elect our new board of directors, is a condition to the consummation of the recapitalization plan. For a full description of each of the restructuring proposals, see 'The Restructuring Proposals' on page 28.

VOTING ON THE RESTRUCTURING PROPOSALS

VOTING OF PROXIES

    All shares represented by a properly executed proxy will be voted at the special meeting in accordance with the directions on such proxy. If no direction is indicated on a properly executed proxy, the shares covered thereby will be voted in favor of each proposal.

    In the event that sufficient votes in favor of the restructuring proposals are not received by the time scheduled for the special meeting, or if any of the other conditions to the consummation of the recapitalization are not satisfied, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies with respect to such proposals or to permit the satisfaction of any such condition. Any such adjournment will require the affirmative vote of a majority of the voting power present or represented at the special meeting.

VOTING RIGHTS; QUORUM

    Shares representing a majority of the total outstanding votes, present or represented by proxy, constitute a quorum. If you vote or return a proxy, your shares will be considered part of the quorum.

    Assuming a quorum of stockholders is present at the special meeting, the affirmative vote of a plurality of all votes cast is required to elect each director, the affirmative vote of a majority of all votes cast is needed to approve the issuance of our common stock in the restructuring transactions, and the affirmative vote of a majority of the total votes attributable to our outstanding common stock and preferred stock, voting as a single class, is needed to approve the amendment and restatement of our certificate of incorporation, and the adoption of our 2003 stock option plan.

    Each share of our common stock is entitled to one vote. Each share of our 9.2% Series A Junior Cumulative Convertible Preferred Stock and 9.2% Series B Junior Cumulative Convertible Preferred Stock is entitled to three and one-third votes. Each share of our 9.2% Series D Junior Cumulative Convertible Preferred Stock is entitled to 2.9412 votes. Pursuant to the lockup agreement, Apollo and Blackstone (the holders of all of our outstanding preferred stock and one million shares of our common stock) and Oppenheimer (the holder of 13,258,200 shares of our common stock), which together will represent approximately 30% of the total votes entitled to participate in this proxy solicitation, have agreed to vote in favor of the restructuring proposals. Holders of the debt securities that are signatories to the lockup agreement have also agreed to vote any shares of common stock owned by them in favor of the restructuring proposals.

NO DISSENTERS' RIGHTS

    Stockholders have no appraisal or dissenters' rights with respect to the restructuring proposals or the undertaking by us of any of the transactions described in this Proxy Statement.

REVOCATION OF PROXIES

    A stockholder who has executed and returned a proxy may revoke it at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to our Secretary, Patrick L. Donnelly, or by attending the special meeting and voting in person.

VOTING ON THE PREPACKAGED PLAN

PROCEDURES FOR VOTING ON THE PREPACKAGED PLAN

    To vote to accept the prepackaged plan, you must sign and date the enclosed ballot and return it in the enclosed postage-paid envelope to the voting agent
by                 , 2003 (the 'solicitation expiration date').

    If you hold shares of common stock registered in your own name, you can vote on the prepackaged plan by completing the information requested on the ballot, signing, dating and indicating your vote on the ballot, and returning the completed original ballot in the enclosed, pre-addressed, postage-paid envelope marked 'ballot' so that it is actually received by the voting agent before the solicitation expiration date.

    If you are a beneficial owner holding shares of our common stock through your broker, dealer, commercial bank, trust company or other nominee (your 'nominee'), you can vote on the prepackaged plan in one of the two following ways:

     IF YOUR BALLOT HAS ALREADY BEEN SIGNED (OR 'PREVALIDATED') BY YOUR NOMINEE, you can vote on the prepackaged plan by completing the information requested on the ballot, indicating your vote on the ballot, and returning the completed original ballot in the enclosed, pre-addressed, postage-paid envelope so that it is actually received by the voting agent before the solicitation expiration date.

     IF YOUR BALLOT HAS NOT BEEN SIGNED (OR 'PREVALIDATED') BY YOUR NOMINEE, you can vote on the prepackaged plan by completing the information requested on the ballot, indicating your vote on the ballot, and returning the completed original ballot to your nominee in sufficient time for your nominee then to forward your vote to the voting agent so that it is actually received by the voting agent before the solicitation expiration date.

    If you are a broker, dealer, commercial bank, trust company or other nominee that is the registered holder of shares of our common stock, please forward a copy of this Proxy Statement, the ballot, and any other enclosed materials to each beneficial owner and:

     IF YOU HAVE SIGNED (OR 'PREVALIDATED') the appropriate ballot, the ballot should be completed by the beneficial owner and returned by the beneficial owner directly to the voting agent so that such ballot is actually received by the voting agent before the solicitation expiration date.

     IF YOU HAVE NOT SIGNED (OR 'PREVALIDATED') the appropriate ballot, you must collect the ballot or ballots from beneficial owners, complete the master ballot (as described herein), and deliver the completed original master ballot to the voting agent so that it is actually received by the voting agent before the solicitation expiration date.

    ONLY THE BENEFICIAL OWNERS OF OUR STOCK (OR THEIR AUTHORIZED SIGNATORIES) ARE ELIGIBLE TO VOTE ON THE PREPACKAGED PLAN. See 'The Prepackaged Plan -- Classes Entitled to Vote; Voting Record Date.'

REVOCATION OF VOTES ON THE PREPACKAGED PLAN

    Votes on the prepackaged plan may be revoked at any time prior to the solicitation expiration date. If we file a Chapter 11 petition, the revocations of such votes may be effected thereafter only with the approval of the bankruptcy court. See 'The Prepackaged Plan -- The Prepackaged Plan Solicitation.'

VOTING AGENT AND INFORMATION AGENT

    The Bank of New York is the voting agent and MacKenzie Partners, Inc. is the information agent. Their addresses and telephone numbers are set forth on the back cover of this Proxy Statement.

    Questions and requests for assistance or for additional copies of this Proxy Statement, the proxy card and ballots may be directed to the information agent at the address and telephone number set forth on the back cover of this Proxy Statement.

                                  RISK FACTORS

    You should carefully consider the following risk factors before you decide to vote (1) in favor of or against the restructuring proposals, and (2) to accept or to reject the prepackaged plan. These risks are not intended to represent a complete list of the general or specific risks that may affect stockholders in connection with the restructuring or that relate to us.

RISKS RELATED TO THE RESTRUCTURING

CONSUMMATION OF THE RESTRUCTURING WILL RESULT IN SIGNIFICANT DILUTION OF OUR COMMON STOCKHOLDERS.

    Upon consummation of the restructuring, the equity interests of our existing common stockholders, as a percentage of the total number of the outstanding shares of our common stock, will be significantly diluted. Whether the restructuring is completed pursuant to the recapitalization plan or the prepackaged plan:

     holders of our debt securities will receive an aggregate of 596,669,765 newly issued shares of our common stock, representing approximately 62% of our outstanding common stock after giving effect to the restructuring;

     holders of our preferred stock will receive an aggregate of 76,992,865 newly issued shares of our common stock, representing approximately 8% or our outstanding common stock after giving effect to the restructuring, and warrants to purchase an additional 87,577,114 shares of our common stock, representing approximately 9.1% of our outstanding common stock after giving effect to the restructuring;

     Apollo, Blackstone and Oppenheimer will receive an aggregate of 211,730,379 newly issued shares of our common stock in the new equity investment, representing approximately 22% of our outstanding common stock after giving effect to the restructuring; and

     the existing holders of our common stock will retain 8% of our outstanding common stock after giving effect to the restructuring.

    There can be no assurance that we will not need to issue additional shares of common stock in the future to fund our business and achieve our projected results, which could lead to further dilution of our stockholders.

IF THE RESTRUCTURING IS NOT COMPLETED, WE MAY NOT BE ABLE TO OBTAIN THE SUBSTANTIAL ADDITIONAL FINANCING WE NEED BY EARLY 2003 TO CONTINUE TO PROVIDE SERVICE AND TO FURTHER DEVELOP AND MARKET OUR SATELLITE RADIO SERVICE.

    We have sufficient cash to cover our estimated funding needs only through the second quarter of 2003, without giving effect to the restructuring. If we fail to obtain additional financing on a timely basis, our business will be materially impacted and we could default on our commitments to our distribution partners, creditors or others, and may have to discontinue operations or seek a purchaser for our business or assets.

    The restructuring will eliminate substantially all of our outstanding debt and provide us with sufficient cash to cover our estimated funding needs into the second quarter of 2004. After giving effect to the restructuring, we anticipate that we can achieve cash flow breakeven with further additional funding of approximately $75 million. This amount is an estimate and may change, and we may need additional financing in excess of this estimate. Our actual funding requirements could vary materially from our current estimates. We may have to raise more funds than expected to remain in business and continue to develop and market our satellite radio service.

AN ALTERNATIVE TO THE RESTRUCTURING MAY NOT BE AVAILABLE TO US AND, IF AVAILABLE AND COMPLETED, MAY BE LESS FINANCIALLY ATTRACTIVE TO OUR EQUITY HOLDERS THAN THE RESTRUCTURING.

    We believe that the completion of the restructuring is critical to our continuing viability. If the restructuring is not completed, we may be forced to consider an alternative restructuring of our capitalization and our obligations to our creditors and equity holders and obtain their consent to

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
any such restructuring plan with or without a pre-approved plan of reorganization or otherwise. We cannot assure you that any alternative restructuring arrangement or plan would be available, or if available, would result in a successful reorganization or that any reorganization or liquidation would be on terms as favorable to our equity holders as the terms of the restructuring or result in any distributions being made to our equity holders.

WE WILL NOT BE ABLE TO COMPLETE THE RECAPITALIZATION PLAN IF WE DO NOT OBTAIN STOCKHOLDER APPROVAL OF THE RESTRUCTURING TRANSACTIONS.

    The consummation of the transactions contemplated by the recapitalization plan is conditioned upon our receiving the approval of our existing stockholders to the issuance of our common stock in the exchange offer, the preferred stock exchange and the new equity investment, an amendment and restatement of our certificate of incorporation to increase the authorized number of shares of our common stock and the election of our new board of directors. Therefore, even if the minimum tender condition and each of the other conditions to the exchange offer are met or waived, the failure to obtain such stockholder approval will prevent us from consummating the recapitalization plan and require us to seek to implement the restructuring through the prepackaged plan.

WE MAY INCUR INCOME TAX LIABILITY AS A RESULT OF THE RESTRUCTURING.

    We will realize cancellation of indebtedness, or COD, income as a result of the exchange to the extent that the value of the common stock issued in exchange for the debt securities is less than the 'adjusted issue price' of the debt securities. Thus, the precise amount of COD income cannot be determined until the closing date of the restructuring.

    We will not recognize COD income to the extent we are considered insolvent from a tax perspective immediately prior to the completion of the restructuring. If and to the extent COD income is excluded from taxable income due to insolvency, we will generally be required to reduce certain of our tax attributes, including, but not limited to, net operating losses and loss carryforwards. This may result in a significant reduction in, and possible elimination of, our tax attributes. Taxable income will result to the extent COD income exceeds the amount by which we are considered to be insolvent immediately prior to the completion of the restructuring.

    To the extent that we are considered solvent from a tax perspective immediately prior to the completion of the restructuring and realize COD income, our available losses may offset all or a portion of the COD income. COD income realized in excess of available losses will result in a tax liability. In addition, the issuance of our common stock in the exchange will result in an ownership change in our company that will significantly limit the use of our remaining tax attributes, including net operating losses.

    Alternatively, if the discharge of the debt securities occurs in a Chapter 11 bankruptcy case pursuant to the prepackaged plan, we will not recognize any COD income as a result of such discharge although certain of our tax attributes will be reduced.

RISKS RELATED TO THE PREPACKAGED PLAN

WE MAY SEEK CONFIRMATION OF THE PREPACKAGED PLAN EVEN IF EACH IMPAIRED CLASS OF CLAIMS OR INTERESTS DOES NOT ACCEPT THE PREPACKAGED PLAN, AND SUCH CONFIRMATION MAY RESULT IN OUR STOCKHOLDERS RECEIVING NOTHING.

    If each impaired class of claims or interests under the prepackaged plan does not accept the prepackaged plan, we may nevertheless seek to have the prepackaged plan confirmed under the 'cram down' provisions of Section 1129(b) of the Bankruptcy Code. The cram down provisions allow a bankruptcy court to confirm a plan even if the plan is not accepted by all impaired classes, as long as at least one impaired class has accepted the plan. In the event that our common stockholders do not accept the prepackaged plan, we may nevertheless seek confirmation of the prepackaged plan under the 'cram down' provisions of the Bankruptcy Code.

    Furthermore, the 'cram down' provisions insure that holders of junior interests, such as common stockholders, cannot retain any interest in the debtor under a plan that has been rejected by a senior class of impaired claims or interests unless such impaired claims or interests are paid in full. Therefore, in the event that any class of impaired claims or interests senior to our stockholders does not accept the prepackaged plan and we nevertheless seek confirmation of the prepackaged plan under the cram down provisions, our stockholders could receive nothing.

    Upon confirmation, the prepackaged plan will be binding on all of our debt and equity holders regardless of whether such holders voted to accept the prepackaged plan.

THE PREPACKAGED PLAN MAY HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATIONS.

    We believe that the solicitation of votes to approve the prepackaged plan, and the potential subsequent commencement of a prepackaged Chapter 11 case by us in connection with the prepackaged plan, would not materially adversely affect our relationships with customers, employees, partners and others, provided that we can demonstrate sufficient liquidity to continue to operate our business and a likelihood of success for the prepackaged plan in a reasonably short time frame. However, the prepackaged plan solicitation or any subsequent commencement of a prepackaged Chapter 11 case could adversely affect the relationships between us and our customers, employees, partners and others. There is a risk, due to uncertainty about our future, that:

     customers could seek alternative sources of service from our competitors, including XM Radio,

     employees could be distracted from performance of their duties or more easily attracted to other career opportunities, and radio, retail, content or automaker partners could terminate their relationship with us or require financial assurances or enhanced performance.

    These factors could adversely affect our ability to obtain confirmation of the prepackaged plan.

EVEN IF ALL CLASSES OF CLAIMS AND INTERESTS THAT ARE ENTITLED TO VOTE ACCEPT THE PREPACKAGED PLAN, THE PREPACKAGED PLAN MAY NOT BECOME EFFECTIVE.

    The confirmation and effectiveness of the prepackaged plan is subject to certain conditions that may not be satisfied. We cannot assure you that all requirements for confirmation and effectiveness required under the prepackaged plan will be satisfied or that the bankruptcy court will conclude that the requirements for confirmation and effectiveness of the prepackaged plan have been satisfied. See 'The Prepackaged Plan -- Conditions to Confirmation' and
' -- Conditions to Effective Date of the Prepackaged Plan.'

    Furthermore, in the event that we determine to file the prepackaged plan with the bankruptcy court, Apollo, Blackstone and Oppenheimer may elect to terminate their obligations to purchase common stock in the new equity investment. Without the new equity investment or a suitable alternative new equity investment, we do not believe the prepackaged plan would meet the confirmation requirement of Section 1129 of the Bankruptcy Code that the plan be 'feasible.' See 'The Prepackaged Plan -- Conditions to Confirmation.' In that event, we shall not seek confirmation of the prepackaged plan and your vote in favor of the prepackaged plan will be disregarded.

THE BANKRUPTCY COURT MAY NOT CONFIRM THE PREPACKAGED PLAN.

    If all of the conditions to the exchange offer cannot be satisfied or waived by March 15, 2003, but we receive required acceptances to seek confirmation of the prepackaged plan, then on March 15, 2003 (or such earlier or later date as we and the other parties to the lockup agreement may agree), we expect to file a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code and, provided that Apollo, Blackstone and Oppenheimer agree to proceed with the new equity investment, will seek confirmation of the prepackaged plan as promptly as practicable thereafter.

    We cannot assure you that the prepackaged plan, if filed, will be confirmed by the bankruptcy court. Section 1129 of the Bankruptcy Code, which sets forth the requirements for confirmation of a plan of reorganization, requires, among other things, a finding by the bankruptcy court that the plan is 'feasible,' that all claims and interests have been classified in compliance with the provisions of Section 1122 of the Bankruptcy Code, and that, under the plan, each holder of a claim or interest within each impaired class either accepts the plan or receives or retains cash or property of a value, as of the date the plan becomes effective, that is not less than the value such holder would receive or retain if the debtor were liquidated under Chapter 7 of the Bankruptcy Code. There can be no assurance that a bankruptcy court will conclude that the feasibility test and other requirements of Section 1129 of the Bankruptcy Code have been met with respect to the prepackaged plan.

    If the prepackaged plan is filed, there can be no assurance that modifications thereto would not be required for confirmation, or that such modifications would not require a resolicitation of votes on the prepackaged plan. We believe that, if the prepackaged plan is confirmed, it would not be followed by a liquidation or an immediate need for further financial reorganization and that holders of claims and interests in any impaired class would receive or retain value that is not less than the value such holders would receive or retain if we were liquidated under Chapter 7 of the Bankruptcy Code.

    If no plan can be confirmed, our reorganization case may be converted to a case under Chapter 7 of the Bankruptcy Code, pursuant to which a trustee would be appointed or elected to liquidate our assets for distribution in accordance with the priorities established by the Bankruptcy Code. A discussion of the effects that a Chapter 7 liquidation would have on the recoveries of holders of claims and interests and our liquidation analysis are set forth under 'The Prepackaged Plan -- Liquidation Analysis' on page 52. We believe that liquidation under Chapter 7 would result in no distributions being made to holders of our preferred stock and common stock.

THE BANKRUPTCY COURT MAY DISAGREE WITH OUR CLASSIFICATION OF CLAIMS AND
INTERESTS.

    Section 1122 of the Bankruptcy Code provides that a plan may place a claim or an interest in a particular class only if such claim or interest is substantially similar to the other claims or interests of such class. We believe that the classification of claims and interests under the prepackaged plan complies with the requirements set forth in the Bankruptcy Code; however, once a Chapter 11 case has been commenced a claim or interest holder could challenge the classification. In such event, the cost of the prepackaged plan and the time needed to confirm the prepackaged plan would increase and we cannot assure you that the bankruptcy court will agree with our classification of claims and interests. If the bankruptcy court concludes that the classification of claims and interests under the prepackaged plan does not comply with the requirements of the Bankruptcy Code, we may need to modify the prepackaged plan. Such modification could require a resolicitation of votes on the prepackaged plan. If the bankruptcy court determined that our classification of claims and interests was not appropriate, the prepackaged plan may not be confirmed.

THE BANKRUPTCY COURT MAY FIND THE SOLICITATION OF ACCEPTANCES INADEQUATE.

    Usually, a plan of reorganization is filed and votes to accept or reject the plan are solicited after the filing of a petition commencing a Chapter 11 case. Nevertheless, a debtor may solicit votes prior to the commencement of a Chapter 11 case in accordance with Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018(b). Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018(b) require that:

     the plan of reorganization be transmitted to substantially all creditors and other interest holders entitled to vote,

     the time prescribed for voting is not unreasonably short, and

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
     the solicitation of votes is in compliance with any applicable nonbankruptcy law, rule or regulation governing the adequacy of disclosure in such solicitation or, if no such law, rule or regulation exists, votes be solicited only after the disclosure of adequate information.

    Section 1125(a)(1) of the Bankruptcy Code describes adequate information as information of a kind and in sufficient detail as would enable a hypothetical reasonable investor typical of holders of claims and interests to make an informed judgment about the plan. With regard to solicitation of votes prior to the commencement of a bankruptcy case, if the bankruptcy court concludes that the requirements of Bankruptcy Rule 3018(b) have not been met, then the bankruptcy court could deem such votes invalid, whereupon the prepackaged plan could not be confirmed without a resolicitation of votes to accept or reject the prepackaged plan. While we believe that the requirements of Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018 will be met, there can be no assurance that the bankruptcy court will reach the same conclusion.

OUR FUTURE OPERATIONAL AND FINANCIAL PERFORMANCE MAY VARY MATERIALLY FROM THE FINANCIAL PROJECTIONS.

    We have prepared the financial projections contained in this Proxy Statement as required in connection with the filing of the prepackaged plan. These projections are based upon a number of assumptions and estimates, including that the restructuring will be implemented in accordance with its current terms. Financial projections are necessarily speculative in nature and one or more of the assumptions and estimates underlying these projections may prove not to be valid. The assumptions and estimates underlying these projections are inherently uncertain and are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. See 'Risk
Factors -- Risks Related to Our Business.' Accordingly, our financial condition and results of operations following the restructuring may vary significantly from those set forth in the financial projections. Consequently, the financial projections should not be regarded as a representation by us, our advisors or any other person that the projections will be achieved. Holders are cautioned not to place undue reliance on the financial projections. See 'Unaudited Projected Consolidated Financial Information.'

RISKS RELATED TO OUR BUSINESS

OUR BUSINESS MIGHT FAIL EVEN AFTER THE RESTRUCTURING.

    We were a development stage company until early 2002. We began generating revenues on February 14, 2002, although, to date, these revenues have not been significant. Our ability to generate significant revenues and ultimately to become profitable will depend upon several factors, including whether we can attract and retain a sufficient number of subscribers and advertisers to our satellite radio service and whether we compete successfully. As of October 31, 2002, we had 16,136 subscribers.

    We cannot estimate with any certainty the consumer demand for our service or the degree to which we will meet that demand. Among other things, consumer acceptance will depend upon whether we obtain, produce and market high quality programming consistent with consumers' tastes; the willingness of consumers to pay subscription fees to obtain satellite radio; the cost and availability of our radios; our marketing and pricing strategy; and the marketing and pricing strategy of our direct competitor, XM Radio. If demand for our service does not develop as expected, we may not be able to generate enough revenues to become profitable or to generate positive cash flow. Accordingly, we cannot assure you that our business will succeed following the restructuring.

WE WILL NEED ADDITIONAL FINANCING AFTER THE RESTRUCTURING TO OPERATE OUR SERVICE AND ADDITIONAL FINANCING MIGHT NOT BE AVAILABLE.

    Following consummation of the restructuring, we expect to have sufficient cash to cover our funding needs into the second quarter of 2004. After giving effect to the restructuring, we anticipate that we can achieve cash flow breakeven with further additional funding of approximately $75 million. This amount is an estimate and may change. However, if the number of actual subscribers, or the cost to acquire each new subscriber, differs substantially from our expectations, we may need substantial additional funding.

    We plan to raise future funds by selling debt or equity securities, or both, publicly and/or privately, and by obtaining loans or other credit lines from banks or other institutions. We may not be able to raise sufficient funds on favorable terms or at all. If we fail to obtain any necessary financing on a timely basis, then our business would be materially impacted and we could default on commitments to our distribution partners, creditors or others, and may have to discontinue operations or seek a purchaser for our business or assets.

OUR SUBSTANTIAL INDEBTEDNESS WILL ADVERSELY AFFECT OUR FINANCIAL CONDITION IF WE FAIL TO COMPLETE THE RESTRUCTURING.

    As of September 30, 2002, we had total indebtedness of $683.6 million and we had stockholders' equity of $170.4 million. We have significant principal payments under our indebtedness coming due in the next several years. Unless we complete the restructuring, we will be required to make the following principal payments on our long-term debt: $15.0 million in the remainder of 2002; $34.8 million in 2003; $38.5 million in 2004; $111.7 million in 2005; $ -- million in 2006; $280.4 million in 2007; and $216.5 million in the aggregate thereafter. Our substantial indebtedness has important consequences. For example, it:

     increases our vulnerability to general adverse economic and industry conditions;

     requires us to dedicate a substantial portion of our cash to payments on our indebtedness, thereby reducing the cash available to fund working capital, capital expenditures, research and development efforts and other general corporate purposes;

     limits our flexibility in planning for, or reacting to, changes in our business and industry;

     places us at a competitive disadvantage compared to our competitor that has less debt; and

     limits our ability to raised additional capital.

RISKS RELATED TO RELATIONSHIPS WITH STOCKHOLDERS, AFFILIATES AND RELATED PARTIES

IF THE RESTRUCTURING IS COMPLETED, A SMALL NUMBER OF STOCKHOLDERS WILL CONTINUE TO CONTROL A SIGNIFICANT PORTION OF OUR STOCK.

    Upon completion of the restructuring, and assuming all of our debt securities are exchanged for common stock and assuming the exercise of the warrants issued in the restructuring, Oppenheimer, Lehman, Apollo, Blackstone, Loral and Continental Casualty Company will be our largest stockholders and will
beneficially own approximately 23%, 13%,   %,   %, 6% and 6% of our outstanding
common stock, respectively. As a result, these stockholders have significant voting power with respect to the ability to:

     authorize additional shares of capital stock;

     amend our certificate of incorporation or bylaws;

     elect our directors; or

     effect or reject a merger, sale of assets or other fundamental transaction.

    The extent of ownership by these stockholders may also discourage a potential acquirer from making an offer to acquire us. This could reduce the market price of our common stock.

    Furthermore, pursuant to the lockup agreement and in connection with the restructuring, we are asking you to elect a new seven-member board of directors which will consist of one director nominated by management; one director nominated by each of Apollo and Blackstone; and four directors nominated by the holders of our debt securities. We have nominated Joseph P. Clayton, our President and Chief Executive Officer and a member of our existing board of directors. Apollo has nominated Leon D. Black, a member of our existing board of directors and one of the founding principals of Apollo Advisors, IV, L.P. Blackstone has nominated Peter G. Peterson, a member of our existing board of directors and the chairman of The Blackstone Group. L.P.

                                       13

                               THE RESTRUCTURING

BACKGROUND OF AND REASONS FOR THE RESTRUCTURING

    Since inception, we have funded the development of our system and the introduction of our service through the issuance of debt and equity securities. As of September 30, 2002, we had raised approximately $1.25 billion in equity capital from the sale of our common stock and convertible preferred stock. In addition, we have received approximately $638 million in net proceeds from public debt offerings and private credit arrangements.

    We believe that the completion of the restructuring is critical to our continuing viability. We have sufficient cash to cover our estimated funding needs only through the second quarter of 2003, without giving effect to the completion of the restructuring. If the restructuring is not completed, we anticipate that our additional funding needs will total approximately
$600 million until our operations become self-sustaining, which we currently anticipate will not occur for several years, when we have approximately three million subscribers. However, if the growth rate of the number of subscribers is slower than expected or the cost of obtaining these subscribers is higher than forecast, our operations may become self-sustaining at a later date or may never become self-sustaining. The amount and timing of our cash requirements also depend upon other factors, including the rate of growth of our business, subscriber acquisition costs and costs of financing.

    In early April 2002, we began to investigate the feasibility of executing a transaction, or series of transactions, to raise additional capital and reduce our indebtedness. As part of those efforts, we commenced informal discussions with Apollo and Blackstone regarding their willingness to invest additional capital. At that time, both Apollo and Blackstone indicated to us they would be interested in making an additional investment in our company if a consensual transaction could be arranged which reduced our debt, eliminated the covenants contained in the Lehman senior term loans and attracted new investors. In April 2002, we also engaged UBS Warburg LLC, an investment bank, as our financial advisor to assist us in arranging a transaction to raise new capital and reduce our debt. Throughout this period, we consulted with Simpson Thacher & Bartlett, our outside counsel.

    At our request, during May and June 2002, UBS Warburg LLC began contacting financial and strategic investors regarding their interest in investing in us. Selected investors received materials describing our business and were invited to conduct due diligence and participate in management discussions.

    On May 21, 2002, our board of directors determined that it was advisable to form a special committee, consisting of Lawrence F. Gilberti, James P. Holden and Joseph V. Vittoria, each an independent director, to evaluate and review, and make recommendations to our board of directors with respect to, any financing transactions pursued by us to the extent such transactions involved any of our directors or any of our or their affiliates or associates. The special committee was authorized by our board of directors to retain a financial advisor and legal counsel to assist it in the performance of its functions. During the first week of June 2002, the special committee engaged Miller Buckfire Lewis & Co., LLC, or MBL, as its financial advisor, and Davis Polk & Wardwell, as its legal counsel.

    On June 7, 2002, after consulting with the special committee, we and UBS Warburg LLC commenced discussions with Apollo and Blackstone regarding a potential rights offering to stockholders to be underwritten in part by Apollo and Blackstone. The discussions with Apollo and Blackstone continued through June 2002 and the first two weeks of July 2002. During this period, UBS Warburg LLC continued to contact potential financial and strategic investors regarding their interest in engaging in a financing or alternative transaction with us. Although numerous potential investors were contacted, none indicated any significant interest, citing general economic and market conditions, our high level of debt and the risks associated with an investment given our early stage of operations.

    The special committee held several meetings with MBL and Davis Polk & Wardwell during June and the first two weeks of July 2002 for purposes of reviewing and analyzing our discussions with Apollo and Blackstone and the efforts being undertaken by UBS Warburg LLC and us to solicit potential investors.

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
    At a meeting of the special committee held on July 16, 2002, after (i) reviewing with MBL the efforts being undertaken by UBS Warburg LLC and us to solicit potential investors, (ii) reviewing with MBL the terms of a draft non-binding letter of intent with Apollo and Blackstone with respect to a proposed recapitalization of our company, (iii) discussing the lack of financing alternatives available to us and (iv) being advised by Davis Polk & Wardwell as to its fiduciary duties, the special committee approved the execution of such non-binding letter of intent.

    At a meeting on July 16, 2002, our board of directors also approved the execution of the non-binding letter of intent with Apollo and Blackstone. Our board approved the execution of the letter of intent after reviewing with UBS Warburg LLC the terms of the proposed restructuring and UBS Warburg LLC's efforts to attract other parties to invest in our company; being advised by Simpson Thacher & Bartlett as to its fiduciary duties; and after discussing with the members of the special committee their approval of our execution of the letter of intent.

    On July 16, 2002, we executed the non-binding letter of intent with Apollo and Blackstone. Pursuant to this letter of intent, Apollo and Blackstone agreed to underwrite an aggregate of $125 million of new capital, provided that, among other things:

     $125 million from other investors was raised as part of the transaction;

     no less than $250 million of our debt securities were converted into common stock as part of the transaction;

     no material adverse change occurred in our business affairs, financial condition or prospects prior to closing;

     Apollo and Blackstone were reasonably satisfied with the covenants in our debt securities; and

     the transaction was completed prior to February 1, 2003.

Apollo and Blackstone agreed to purchase this new equity at the market price of our common stock at the time of the debt exchange, but in no event at a price greater than $4.00 per share or on terms less favorable than those at which the additional $125 million of capital was raised.

    The letter of intent provided that upon substantial satisfaction of the conditions to funding the investment, the conversion price of our existing preferred stock held by Apollo and Blackstone would be reduced to $8.00 per share on a blended basis. Further, the letter of intent provided that if Apollo and Blackstone funded their investments they would receive, for each share of common stock purchased, seven-year warrants to purchase 1.25 shares of common stock for each share of common stock they received for their $125 million investment, at an exercise price equal to the price at which they purchased such common stock. The letter of intent also provided that it could be terminated on or after August 15, 2002, if definitive agreements relating to the transaction had not been executed by such date.

    Following the execution of this letter of intent, UBS Warburg LLC, on our behalf, contacted Oppenheimer, Lehman, Loral and certain holders of our senior secured discount notes and senior secured notes regarding their interest in exchanging all, or a portion, of their debt securities for shares of our common stock and/or investing new capital as part of the transaction outlined in the letter of intent. Following these initial conversations, Oppenheimer, Lehman, Loral and holders of our senior secured discount notes and senior secured notes formed the informal noteholders committee, which retained, at our expense, Fried, Frank, Harris, Shriver & Jacobson as its counsel.

    In August 2002, the informal noteholders committee advised us that its members would not support or participate in the transaction described in the letter of intent, and on August 14, 2002, we terminated the letter of intent. The informal noteholders committee instead requested a series of meetings with management and UBS Warburg LLC to further evaluate our business plans and financial model, including our marketing and distribution strategy, and engaged, at our expense, PricewaterhouseCoopers LLC to assist in this evaluation. During August and September 2002, the informal noteholders committee, with the assistance of PricewaterhouseCoopers and Fried, Frank, Harris, Shriver & Jacobson, conducted extensive due diligence, including meeting with our executive officers and other employees in charge of our marketing, distribution and sales efforts.

    During the course of the informal noteholders committee's due diligence, we and UBS Warburg LLC had extensive discussions with members of the committee regarding the possibility of exchanging all of our outstanding debt and preferred stock for common stock and the infusion of new equity capital into our company, including the possibility of effecting a transaction through a prepackaged plan of reorganization under the Bankruptcy Code in which our existing common stockholders would retain no equity interest. At that time, we engaged Stutman, Treister & Glatt P.C. as our special bankruptcy counsel.

    In August 2002, while conducting discussions with the informal noteholders committee, we again instructed UBS Warburg LLC to contact potential strategic and financial investors to solicit an investment in our company as part of a transaction that would eliminate all, or substantially all, of our debt. During August and September 2002, we entered into confidentiality agreements with certain investors who expressed a preliminary interest to UBS Warburg LLC, provided financial and business information to such parties, conducted meetings with management and answered questions from these investors. Subsequently, none of these investors indicated any meaningful interest in investing at that time.

    In late August 2002, we began negotiating with Apollo, Blackstone, Oppenheimer and the informal noteholders committee regarding the term sheet that is attached as Annex A to the lockup agreement. At the beginning of these negotiations, Oppenheimer indicated to us that it was prepared to invest between $100 to $150 million in our common stock if the transaction was acceptable. Apollo and Blackstone also indicated that each was prepared to invest an additional $25 million in our common stock under acceptable circumstances. During late August 2002 and September 2002, negotiations relating to the term sheet were extensive among us, the informal noteholders committee, and Apollo, Blackstone and Oppenheimer.

    Negotiation of the lockup agreement was on-going at the end of September 2002. As a result, we elected not to make an interest payment on our convertible subordinated notes that was due on September 29, 2002. In addition, we received waivers from Lehman of the $7.5 million principal payment that was due on the Lehman senior term loans on September 30, 2002 in order to complete the negotiation of the lockup agreement.

    On October 1, 2002, the special committee held a meeting with its financial advisor and legal counsel. At the meeting, MBL reviewed with the special committee the terms contained in the draft lockup agreement, and the continued efforts of UBS Warburg LLC to solicit potential investors. In addition, MBL and Davis Polk & Wardwell discussed with the special committee some additional terms that could possibly be incorporated into the transactions contemplated by the draft lockup agreement for the benefit of stockholders, other than Apollo, Blackstone and Oppenheimer. These additional terms included a common stock rights offering to such stockholders and a requirement that the recapitalization plan be approved by a majority of such stockholders. After further discussion, the special committee directed MBL to propose such additional terms to the parties to the lockup agreement.

    During the week following such meeting, at the direction of the special committee, MBL and Davis Polk & Wardwell requested that we incorporate the rights offering and special vote into the recapitalization plan. MBL and Davis Polk & Wardwell also directly made such request to Apollo, Blackstone and Oppenheimer and the informal noteholders committee (or their respective advisors). In addition, again at the special committee's request, MBL requested that the existing common stockholders retain 10% rather than 8% of the common stock after the recapitalization. Following discussions with respect to such requests, the informal noteholders committee rejected the incorporation of such terms into the recapitalization plan.

    At a meeting of the special committee and its advisors on October 10, 2002, MBL and Davis Polk & Wardwell reported that the requested additional terms for the benefit of stockholders (other than Apollo, Blackstone and Oppenheimer) had been rejected by the informal noteholders committee. The special committee and its advisors also discussed our immediate need for new financing and the importance of reaching agreement with our creditors promptly. After further discussion, the special committee determined that it would not object to our execution of the lockup agreement on the basis that (i) the rights offering and special vote terms would continue to be pursued after such execution and (ii) the lockup agreement may be terminated if our board of directors determines such termination to be in our best interests.

    During the following two weeks, the special committee's financial advisor and legal counsel continued to pursue the rights offering and special vote protections, but such protections continued to be rejected by the informal noteholders committee.

    Following these extensive negotiations, on October 17, 2002, our board of directors approved our execution of the lockup agreement. The lockup agreement was executed by the parties on October 17, 2002, after such meeting.

    On November 8, 2002, the trustee for our convertible subordinated notes informed us in writing that our failure to pay interest had resulted in an event of default under the indenture for the convertible subordinated notes.

    On November 12, 2002, the special committee held a meeting with its financial advisor and legal counsel. MBL reviewed for the members of the special committee the negotiations on the lockup agreement and the terms of the recapitalization plan. The special committee and its advisors also discussed our current financial condition and future prospects, including the consequences of not consummating the recapitalization plan or an alternative financing transaction promptly. MBL then delivered its opinion to the special committee orally, which was later confirmed in writing, to the effect that, based upon and subject to the matters set forth in such opinion, the terms of the recapitalization plan were fair, from a financial point of view, to holders of our common stock, other than Apollo, Blackstone and Oppenheimer. Davis Polk & Wardwell advised the special committee on its legal duties and responsibilities, and discussed with the special committee certain other legal matters relating to the recapitalization plan.

    After further discussion, the special committee unanimously (i) determined that the recapitalization plan is fair to and in the best interests of our stockholders, other than Apollo, Blackstone and Oppenheimer, and
(ii) recommended that our board of directors approve the recapitalization plan.

    At a meeting on November 18, 2002, our board of directors approved the restructuring. As part of that meeting, our board of directors reviewed with UBS Warburg LLC the terms of the restructuring; discussed with the members of the special committee their recommendation and the fairness of the recapitalization plan to holders of our common stock, other than Apollo, Blackstone and Oppenheimer; was advised by Simpson Thacher & Bartlett as to fiduciary duties; determined that the recapitalization plan and the prepackaged plan are fair to, and in the best interests of, our stockholders; and unanimously recommended that our stockholders approve the recapitalization plan and vote to accept the prepackaged plan.

TERMS OF THE RESTRUCTURING

    The restructuring under each of the recapitalization plan and the prepackaged plan would result in the elimination of all or substantially all of our debt and all of our preferred stock and the investment of $200 million cash in new equity capital and contains the following components, each of which is conditioned upon the successful consummation of the others: (1) the exchange of 100% of our debt securities for 596,669,765 shares of common stock; (2) the exchange by our preferred stockholders, Apollo and Blackstone, of all of our outstanding preferred stock for 76,992,865 shares of common stock and warrants to purchase 87,577,114 shares of our common stock; and (3) the purchase by Apollo, Blackstone and Oppenheimer of an aggregate of 211,730,379 shares of our common stock for an aggregate purchase price of $200 million cash.

    The following table sets forth the approximate percentages of our common stock that holders of our common stock, preferred stock and debt securities will own whether the restructuring is completed pursuant to the recapitalization plan or the prepackaged plan:

                                                                PERCENTAGE OF OUTSTANDING
                                                                   COMMON STOCK OWNED
                                                              -----------------------------
                                                               BEFORE THE       AFTER THE
                           HOLDER                             RESTRUCTURING   RESTRUCTURING
                           ------                             -------------   -------------
Common stockholders.........................................       83%              8%
Preferred stockholders......................................       17%              8%
Holders of debt securities..................................       --              62%
New equity investors........................................       --              22%

THE RECAPITALIZATION PLAN

    The recapitalization plan consists of the concurrent transactions described below, each of which is conditioned upon the successful completion of the others.

THE EXCHANGE OFFER AND CONSENT SOLICITATION

    Concurrently with this proxy solicitation, we are conducting a public exchange offer for all of our outstanding debt securities. Pursuant to the exchange offer, we are offering to exchange an aggregate of 596,669,765 shares of our common stock, representing approximately 62% of the outstanding shares of our common stock after giving effect to the restructuring, for all of our debt securities. See 'Capitalization.' We will issue proportionately fewer shares if less than all of our debt is exchanged. In connection with the exchange offer, we are soliciting the consent of each holder of the notes to (1) the adoption of certain amendments to the indentures under which the notes were issued to eliminate substantially all of the restrictive covenants and modify or eliminate certain events of default and (2) the waiver of any defaults and events of default under the indentures now in existence, if any, or caused by the recapitalization plan. The completion of the exchange offer is conditioned upon, among other conditions, the satisfaction of the minimum tender condition and the completion of each of the other transactions contemplated by the recapitalization plan.

PREFERRED STOCK EXCHANGE

    Pursuant to the lockup agreement (as described below), Apollo and Blackstone have agreed to exchange all of our 9.2% Series A Junior Cumulative Convertible Preferred Stock, 9.2% Series B Junior Cumulative Convertible Preferred Stock and 9.2% Series D Junior Cumulative Convertible Preferred Stock held by them for
(1) an aggregate of 76,992,865 newly issued shares of our common stock, representing approximately 8% of our outstanding common stock after giving effect to the restructuring, and (2) warrants to purchase an aggregate of 87,577,114 shares of our common stock, representing approximately 9.1% of our outstanding common stock after giving effect to the restructuring. 52,546,268 of these warrants will have an exercise price of $1.04 per share of common stock, and 35,030,846 of these warrants will have an exercise price of $0.92 per share of common stock. The warrants will expire two years after the effective date of the restructuring.

NEW EQUITY INVESTMENT

    Pursuant to the lockup agreement, Apollo, Blackstone and Oppenheimer have agreed to purchase an aggregate of 211,730,379 newly issued shares of our common stock, representing approximately 22% of our outstanding common stock after giving effect to the restructuring, for a total purchase price of $200 million cash.

    The obligation of each of Apollo, Blackstone and Oppenheimer to purchase common stock in the new equity investment is conditioned upon each of the other purchasers (or a replacement purchaser) fulfilling its obligation to purchase common stock on the closing date of the restructuring and may be terminated by Apollo, Blackstone or Oppenheimer upon the occurrence of specified events that constitute a material adverse change, in the event the minimum tender condition of the exchange offer is not satisfied, and upon the filing of a case under the Bankruptcy

Code by or against us. For a description of the terms and conditions of the new equity investment, see ' -- Lockup Agreement.'

LOCKUP AGREEMENT

    On October 17, 2002, we entered into a lockup agreement with Apollo, Blackstone, Oppenheimer, Lehman, Loral and the members of the informal noteholders' committee pursuant to which each of the parties has agreed to use commercially reasonable best efforts to complete the restructuring as contemplated by the recapitalization plan or, if the minimum tender condition to the exchange offer or any of the other conditions to the recapitalization plan are not satisfied or waived or we are otherwise not able to complete the recapitalization plan, but the required acceptances have been received to seek confirmation of the prepackaged plan, as contemplated by the prepackaged plan.

    Pursuant to the lockup agreement and in connection with and conditioned upon the successful consummation of the restructuring:

     Lehman, Loral and the holders of approximately 53% in aggregate principal amount at maturity of our senior secured discount notes, approximately 60% in aggregate principal amount of our senior secured notes and approximately 53% in aggregate principal amount of our convertible subordinated notes agreed to tender all their debt securities in the exchange offer (and thereby deliver a consent to the proposed amendments and waivers);

     each of the noteholders which is a party to the lockup agreement, Lehman, Loral, Apollo and Blackstone have agreed (1) to vote to accept the prepackaged plan and to reject any plan of reorganization of Sirius that does not contain the terms of the restructuring substantially as described in this Proxy Statement, and (2) not to transfer any of the debt securities or preferred stock held by it unless the beneficial owner to whom such debt securities or preferred stock will be transferred agrees in writing to be bound by the terms of the lockup agreement;

     Apollo and Blackstone have agreed (1) to tender for cancellation all of our outstanding preferred stock in exchange for an aggregate of 76,992,865 newly issued shares of our common stock, warrants to purchase 52,546,268 shares of our common stock at a purchase price of $1.04 per share and warrants to purchase 35,030,846 shares of our common stock at a purchase price of $0.92 per share, and (2) in connection with this proxy solicitation, to vote in favor of each of the restructuring proposals; and

     Apollo, Blackstone and Oppenheimer agreed to purchase an aggregate of 211,730,379 newly issued shares of our common stock for an aggregate purchase price of $200 million cash. Oppenheimer has agreed to purchase 163,609,837 shares of our common stock, representing approximately 17% of our common stock after giving effect to the restructuring, for a total purchase price of $150 million cash, or $0.92 per share. Apollo and Blackstone have each agreed to purchase 24,060,271 shares of our common stock, representing approximately 2.5% of our outstanding common stock after giving effect to the restructuring, for a total price of $25 million cash, or $1.04 per share.

    In the event that less than 100% of our outstanding debt securities are tendered in the exchange offer, each holder of debt securities which is a party to the lockup agreement (other than Apollo, Blackstone and Oppenheimer) may retain a pro rata share of its debt securities, provided that the total outstanding aggregate principal amount of debt securities following the exchange offer may not exceed the amount permitted by the minimum tender condition.

    The obligation of each of Apollo, Blackstone and Oppenheimer to purchase common stock in the new equity investment is conditioned upon each of the other purchasers (or, as described below, any replacement purchaser) fulfilling its respective obligation to purchase common stock on the closing date of the restructuring. In the event that we are unable to complete the recapitalization plan and we determine to file the prepackaged plan with the bankruptcy court, Apollo, Blackstone and Oppenheimer may elect to terminate their obligations to purchase common stock in the new equity investment. In that event, and so long as no suitable alternative new equity investment is located, we will not seek confirmation of the prepackaged plan and your vote in favor of the prepackaged plan will be disregarded.

    Under the prepackaged plan: the claims held by holders of the Lehman senior term loans, senior secured discount notes and senior secured notes (Class 2); the claims held by holders of the Loral senior term loans (Class 3); the claims held by the holders of our convertible subordinated notes (Class 5); the interests held by holders of our preferred stock (Class 8); and the interests held by holders of our common stock (Class 9), constitute separate impaired classes of claims or interests. Pursuant to the lockup agreement, approximately 66% in aggregate principal amount of Class 2, 100% in aggregate principal amount of Class 3, approximately 53% in aggregate principal amount of Class 5 and Apollo and Blackstone, the holders of our preferred stock and 100% of the interests in Class 8, have agreed to vote to accept the prepackaged plan.

    Unless the restructuring has been completed, the lockup agreement, and the obligations of the parties to the lockup agreement, will terminate upon the earliest to occur of:

     March 15, 2003, unless a prepackaged plan is filed as set forth in the lockup agreement, in which case such date will be June 15, 2003;

     receipt of written notice from holders of a majority in aggregate principal amount of the debt securities of their intent to terminate the agreement upon the occurrence of specified events that constitute a material adverse change;

     ten business days after receipt of written notice from Apollo, Blackstone or Oppenheimer of its intent to terminate the agreement upon the occurrence of specified events that constitute a material adverse change;

     receipt of written notice from Apollo, Blackstone or Oppenheimer, no later than five business days after the tender expiration date, of its intent to terminate its obligation to purchase common stock in the new equity investment because the minimum tender condition was not satisfied;

     a material alteration by us of the terms of the restructuring that was not permitted under the terms of the lockup agreement;

     receipt of written notice from any of the parties to the lockup agreement of its intent to terminate the lockup agreement upon the occurrence of a material breach by any of the other parties thereto of its respective obligations, representations or warranties that is incurable or is curable and is not cured within 30 days after such notice;

     receipt of written notice from us of our intent to terminate the lockup agreement upon a determination by our board of directors that such termination is in our best interests;

     the thirty-first day following the filing of any bankruptcy proceeding, other than the prepackaged plan, if such proceeding has not been dismissed by such day;

     the prepackaged proceeding being dismissed or converted to a Chapter 7 case; and

     written notice from holders of a majority in aggregate principal amount of the debt securities to terminate the lockup agreement due to our failure to pay fees and expenses incurred by the parties in connection with the restructuring.

    In the event that either Apollo or Blackstone (in such capacity, a 'non-funding purchaser') gives notice of its intent to terminate the agreement upon the occurrence of specified events that constitute a material adverse change, and any other person (a 'replacement purchaser'), during the ten business day period following the receipt of such notice, agrees to purchase the shares of common stock that such non-funding purchaser was obligated to purchase in the new equity investment, then (i) the lockup agreement shall not terminate, and (ii) such non-funding purchaser shall assign to the replacement purchaser all title and interest in the shares of common stock and warrants it receives in exchange for its preferred stock in the preferred stock exchange. In the event that there is no replacement purchaser and the lockup agreement terminates,
(i) we have agreed to grant co-exclusivity to Lehman, Loral and the informal noteholders committee with respect to the filing of a Chapter 11 plan and
(ii) each of Apollo and Blackstone has agreed that if it is a non-funding purchaser it will not object to any Chapter 11 plan on the basis that no distributions are being provided to equity holders.

APPROVAL OF THE RECAPITALIZATION PLAN BY THE SPECIAL COMMITTEE

    At a meeting held on November 12, 2002, the special committee of our board of directors unanimously determined that the recapitalization plan is fair to and in the best interests of our stockholders, other than Apollo, Blackstone and Oppenheimer, and recommended that our board of directors approve the recapitalization plan.

    In the course of making its determination, the special committee consulted with its financial and legal advisors, as well as our management, and considered a number of factors, including:

    1. The information provided by management to the special committee and its financial advisor as to our financial condition and future prospects, including:

     based on management's financial projections, assuming no financing or delevering transaction, our projected funding gap prior to our projected cash flow breakeven is approximately $600 million;

     based on management's financial projections, the absence of available borrowing capacity and our current cash position, if we were to meet all of our existing payment obligations, including debt service, it would likely exhaust our cash resources prior to the end of the second quarter of 2003 and we would no longer be able to conduct our operations after such time without additional financing;

     unless we consummate the recapitalization or an alternative cash financing transaction promptly, it is likely that we will be forced to commence bankruptcy proceedings; and

     based on management's financial projections, following the consummation of the recapitalization, we should have sufficient liquidity to fund expected negative cash flow from operations and any residual debt service into the second quarter of 2004 and our projected funding gap prior to our projected cash flow breakeven should not exceed $75 million.

    2. The special committee's understanding that we have aggressively pursued alternative financing and other transactions with potential strategic and financial investors, but have not received any meaningful indications of interest for a transaction that would adequately address our liquidity needs.

    3. The special committee's familiarity with, and information provided by management as to, our business and current business strategy, and the nature of the market in which we operate.

    4. The historical and current market prices for our common stock and our publicly traded debt securities.

    5. The special committee's understanding, based on the negotiations among us, Apollo, Blackstone, Oppenheimer, Lehman, Loral and the members of the informal noteholders committee, that the retention by the existing holders of our common stock of approximately 8% of the outstanding common stock after the recapitalization represents the maximum amount of common stock such parties (other than us) would agree to permit such holders to retain in connection with the recapitalization plan.

    6. The opinion of MBL, the financial advisor to the special committee, that, as of November 12, 2002 and based upon and subject to the matters set forth in such opinion, the terms of the recapitalization plan were fair from a financial point of view to the holders of our common stock, other than Apollo, Blackstone and Oppenheimer.

    7. The fact that we may terminate the lockup agreement if our board of directors determines that such termination is in our best interests.

    8. The significant common stock dilution that will occur as a result of the transactions contemplated by the recapitalization plan, and the fact that such transactions will result in our creditors owning a majority of our common stock.

    In view of the wide variety of factors considered in connection with its evaluation of the recapitalization plan and the complexity of these matters, the special committee did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to the factors considered in connection with its determination. The special committee relied on the experience and expertise of its financial advisor for quantitative analysis of the financial terms of the recapitalization plan, as described under 'Opinion of the Financial Advisor to the Special Committee'. In addition, the special committee did not undertake to make any specific determination as to whether any particular factor was essential to its ultimate determination, but rather the special committee conducted an overall analysis of the factors described above, including thorough discussions with its legal and financial advisors. In considering the factors described above, individual members of the special committee may have given different weight to different factors or reached different conclusions as to whether a specific factor weighed in favor of or against approving the plan of recapitalization.

OPINION OF THE FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE

    MBL acted as the financial advisor to the special committee in connection with the recapitalization plan. At the November 12, 2002 meeting of the special committee, MBL delivered an oral opinion, which was later confirmed in writing, to the special committee to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, matters considered and limits of the review undertaken by MBL in connection with rendering such opinion, the terms of the recapitalization plan were fair, from a financial point of view, to the holders of our common stock, other than Apollo, Blackstone and Oppenheimer. MBL's opinion is dated and speaks only as of November 12, 2002, and has not been updated, revised or reaffirmed by MBL since that date.

    THE FULL TEXT OF MBL'S OPINION, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY MBL IN CONNECTION WITH THE OPINION, IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. THE SUMMARY OF MBL'S OPINION SET FORTH BELOW HIGHLIGHTS THE MATERIAL FEATURES OF MBL'S OPINION, BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF MBL'S OPINION. YOU ARE URGED TO READ MBL'S OPINION IN ITS ENTIRETY. MBL'S OPINION WAS PROVIDED TO THE SPECIAL COMMITTEE TO ASSIST IT IN REVIEWING THE RECAPITALIZATION PLAN. MBL'S OPINION IS DIRECTED ONLY AS TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE TERMS OF THE RECAPITALIZATION PLAN TO THE HOLDERS OF OUR COMMON STOCK, OTHER THAN APOLLO, BLACKSTONE AND OPPENHEIMER. MBL'S OPINION DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW YOU OR ANY OTHER STOCKHOLDER SHOULD VOTE ON THE RECAPITALIZATION PLAN.

    In connection with rendering its opinion, MBL, among other things, reviewed the following materials and undertook the following actions:

     MBL reviewed the lockup agreement and drafts of the exchange offer documents and consent solicitation materials for the recapitalization plan; for purposes of its opinion, MBL assumed that the final forms of any such documents that it reviewed in draft form do not differ in any material respect from the drafts provided to MBL;

     MBL reviewed and analyzed certain publicly available business and financial information relating to us;

     MBL reviewed certain internal financial and operating information, including financial forecasts, analyses and projections, prepared by us and provided by us to MBL;

     MBL held discussions with our management to review and discuss the foregoing historical and prospective information; this discussion included a review of our past and current business, operations, assets, liabilities, and financial condition, our prospects, the effects of the recapitalization on our financial condition and prospects, management's view of the risks and uncertainties associated with not pursuing the recapitalization plan, and certain other matters believed necessary or appropriate to MBL's inquiry;

     MBL regularly held discussions with our management and with representatives of UBS Warburg LLC, our financial advisor, with respect to the process, status and prospects of the solicitation by us and UBS Warburg LLC of alternative sources of financing and other strategic alternatives potentially available to us, including the identities of the third parties contacted and the discussions between us and UBS Warburg LLC and such third parties;

     MBL reviewed certain financial and stock market data relating to us, and compared that data with similar data for certain other companies, the securities of which are publicly traded, that MBL believed to be comparable in certain respects to us; and

     MBL performed such other financial studies, analyses and investigations and reviewed such other information as MBL deemed appropriate.

    In evaluating our financial condition and prospects, MBL was advised by us that:

     (i) based on our financial projections, assuming no financing or delevering transaction, we will need approximately $600 million in future funding prior to reaching breakeven on a cash flow basis;

     (ii) based on our financial projections and our current cash position, and assuming no additional financing, if we were to meet all our existing payment obligations, including debt service, we would exhaust our existing cash resources prior to the end of the second quarter of 2003 and would no longer be able to conduct our operations after such date;

    (iii) unless we effect the recapitalization plan, or an alternative cash financing transaction, within the next six months, we would be forced to commence bankruptcy proceedings;

     (iv) UBS Warburg LLC and we have aggressively solicited indications of interest for a new capital investment in us from numerous strategic and financial investors (including our current creditors) but have not received any meaningful indications of interest for any alternative transaction that would adequately address our liquidity needs; and

     (v) based on our financial projections, following the consummation of the recapitalization plan, we will have sufficient liquidity to fund expected negative cash flow from operations and any residual debt service through the end of the first quarter of 2004 and our projected funding gap prior to our projected cash flow breakeven should not exceed $75 million.

    In preparing its opinion, MBL did not participate in, and did not independently verify, the solicitation activities of UBS Warburg LLC and us referenced above. Accordingly, MBL placed significant reliance on the quality and thoroughness of the solicitation efforts undertaken by UBS Warburg LLC and us to support our conclusion that no viable alternative source of financing is available. Moreover, MBL informed the special committee that it placed substantially greater reliance on the matters described in clauses (i) through
(v) above than on the various financial analyses performed by MBL. In particular, MBL informed the special committee that:

         while MBL performed a discounted cash flow analysis, such analysis is of limited utility in valuing enterprises, such as ours, that are in severe financial distress and that have a demonstrated lack of financing alternatives; and

         while MBL reviewed and analyzed the trading prices of the securities of other companies that are in certain respects comparable to us, and reviewed the acquisition prices of certain other companies that have similarities to us, these analyses are not in MBL's view directly relevant due to, among other things, (i) the absence of accepted metrics by which to compare us to such other companies given the early stage of development of our business, and (ii) the absence of a sufficient number of directly comparable companies.

    In conducting the foregoing review and analysis and in formulating its opinion, MBL with the special committee's consent assumed and relied upon the accuracy and completeness of all financial and other information provided to it (including the matters referred to in clauses (i) through (v) of the second preceding paragraph) or otherwise publicly available. MBL did not assume any responsibility for the independent verification of such information. MBL similarly assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to it by us, and assumed that such projections, forecasts and analyses were reasonably prepared in good faith and reflect the best currently available judgments and estimates of our management. MBL expressed no opinion with respect to such projections, forecasts and analyses or the assumptions upon which they were based.

    In addition, MBL assumed that:

     in all respects material to its analysis, the representations and warranties of us and other parties thereto contained in the restructuring documents are true and correct;

     we will perform all of the covenants and agreements to be performed by us under the restructuring documents;

     all conditions to our obligation to consummate the transactions contemplated by the restructuring documents will be satisfied without any waiver thereof;

     all material governmental, regulatory or other approvals and consents required in connection with the consummation of the transactions contemplated by the restructuring documents will be obtained;

     in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which we are a party or subject or by which we are bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on us or materially reduce the contemplated benefits of the recapitalization plan to us; and

     the recapitalization plan may be tax-free to us.

    In addition, MBL did not review any of our books and records, or assume any responsibility for conducting a physical inspection of our properties or facilities, or for making or obtaining an independent valuation or appraisal of our assets or liabilities, and no such independent valuation or appraisal was provided to MBL. MBL's opinion was necessarily based on economic and market conditions and other circumstances as they existed and could be evaluated by MBL as of the date of such opinion. MBL did not express any opinion as to the prices at which any of our securities will trade at any time, including following the consummation of the recapitalization plan.

    MBL performed, and reviewed with the special committee at its November 12th meeting, a discounted cash flow analysis of us. MBL calculated the discounted cash flow value for us as the sum of the net present values of (i) the estimated unlevered free future cash flow that we will generate for the period beginning October 1, 2002 and ending December 31, 2008, plus (ii) our value at the end of such period. The estimated unlevered free future cash flows were based on the financial projections for us for the period beginning October 1, 2002 and ending December 31, 2008, which projections were prepared by our management. MBL used discount rates ranging from 30% to 50%, which MBL viewed as the appropriate discount rate for a company with our characteristics. Our terminal values were calculated based on our projected EBITDA for 2008 and multiples ranging from 7.0 times to 11.0 times trailing EBITDA.

    To inform the appropriate range of multiples applicable in calculating terminal values, MBL analyzed the trading values of the following 26 companies:

     Selected Direct Broadcast Satellite Companies
      Echostar
      Pegasus
      XM Radio

     Selected Diversified Regional Wireless Companies
      ALLTEL
      Centennial Communications
      nTelos Inc.

     Selected Wireless Company Affiliates
      AirGate PCS
      Alamosa PCS
      Dobson Communications
      Nextel Partners
      Triton PCS
      UbiquiTel
      US Unwired

     Selected National Wireless Companies
      AT&T Wireless
      Nextel Communications
      Sprint PCS

     Selected Regional Wireless Companies
      Leap Wireless
      Rural Cellular
      U.S. Cellular
      Western Wireless

     Selected Cable Companies
      Cablevision Systems
      Charter Communications
      Comcast
      Cox Communications
      Insight
      Mediacom Communications

    The following table illustrates the range of enterprise valuations yielded by MBL's discounted cash flow analysis:

Discounted Cash Flow Analysis -- Enterprise Valuation

                                                      EBITDA EXIT MULTIPLES:
                                       ----------------------------------------------------
                                         7.0X       8.0X       9.0X      10.0X      11.0X
                                         ----       ----       ----      -----      -----
                                                          (IN MILLIONS)
Discount Rate:
  30%................................  $1,002.3   $1,117.0   $1,231.7   $1,346.4   $1,461.1
  35%................................  $  749.5   $  840.0   $  930.6   $1,021.2   $1,111.7
  40%................................  $  556.0   $  628.1   $  700.3   $  772.4   $  844.5
  45%................................  $  406.7   $  464.6   $  522.5   $  580.4   $  638.4
  50%................................  $  290.6   $  337.5   $  384.3   $  431.2   $  478.0

    Based on this broad valuation range, MBL estimated an enterprise valuation for us of $600 million to $800 million, corresponding approximately to a discount rate range of 35% to 45% and a EBITDA exit multiple of between 8.0x and 10.0x.

    MBL noted that the retention by the holders of our common stock, other than Apollo, Blackstone and Oppenheimer, of approximately 8.0% of the primary common stock post-transaction represented an estimated value of approximately $56 million. MBL further noted that this estimated value compared favorably to the pre-transaction value of our common stock that was indicated by its discounted cash flow analysis, as its analysis indicated a valuation of our common stock of zero in light of the fact that the total accreted principal and aggregate liquidation preference of our debt and our preferred stock ($1.2 billion) substantially exceeded the estimated valuation range produced by MBL's discounted cash flow analysis.

    The foregoing summary describes all analyses and factors that MBL deemed material in its presentation to the special committee, but is not a comprehensive description of all analyses performed and factors considered by MBL in connection with preparing its opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. MBL believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying the opinion.

    In conducting its analyses and arriving at its opinions, MBL utilized a variety of generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling MBL to provide its opinion to the special committee as to the fairness to the holders of our common stock, other than Apollo, Blackstone and Oppenheimer, from a financial point of view, of the terms of the recapitalization plan, and does not purport to be an appraisal or to predict the prices at which businesses or securities actually may be sold.

    In connection with its analyses, MBL made, and was provided by our management with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond our control or the control of our advisors, neither we nor MBL nor any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

    The terms of the recapitalization plan were determined through negotiations among us and the other parties to the restructuring documents and were approved by our board of directors. The decision to recommend the recapitalization plan to our board of directors was solely that of the special committee. As described above, the opinion and presentation of MBL to the special committee was only one of a number of factors taken into consideration by our board of directors in making its determination to approve the recapitalization plan.

    The special committee selected MBL as financial advisor in connection with the recapitalization plan based on MBL's qualifications, expertise, reputation and experience in restructuring transactions. The special committee retained MBL pursuant to an engagement letter dated June 5, 2002. As compensation for MBL's services in connection with the recapitalization plan, MBL received an opinion fee from us in the amount of $1 million, in addition to monthly cash payments of $300,000 for the first four months of MBL's engagement as the financial advisor to the special committee and monthly cash payments of $250,000 for each additional month thereafter during the term of the engagement. In addition to these fees, MBL is entitled to be reimbursed by us for reasonable out-of-pocket expenses, including fees and expenses of counsel, incurred in connection with its engagement. We have also agreed to indemnify MBL and certain related persons to the full extent lawful against certain liabilities, including certain liabilities under the federal securities laws arising out of its engagement or the recapitalization plan.

    MBL is an internationally recognized investment banking firm experienced in providing advice in connection with restructuring transactions. Pursuant to MBL's engagement letter, MBL has worked in conjunction with professionals of Dresdner Kleinwort Wasserstein, Inc. in fulfilling the terms of its engagement. In the ordinary course of business, Dresdner Kleinwort Wasserstein, Inc. may actively trade our equity or debt securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

RECOMMENDATION OF THE BOARD OF DIRECTORS; REASONS OF THE BOARD OF DIRECTORS

    At a meeting held on November 18, 2002, our board of directors unanimously approved the terms of the restructuring and the transactions contemplated thereby and recommended that our stockholders approve the recapitalization plan and vote to accept the prepackaged plan. In evaluating the proposed restructuring, our board of directors identified and considered, among other things, the following factors:

     based on management's financial projections, assuming no financing or delevering transaction, our projected funding gap prior to our projected cash flow breakeven is approximately $600 million;

     based on management's financial projections, the absence of available borrowing capacity and our current cash position, if we were to meet all of our existing payment obligations, including debt service, it would likely exhaust our cash resources prior to the end of the second quarter of 2003 and we would no longer be able to conduct our operations after such time without additional financing;

     unless we consummate the recapitalization or an alternative cash financing transaction promptly, it is likely that we will be forced to commence bankruptcy proceedings;

     based on management's financial projections, following the consummation of the recapitalization, we should have sufficient liquidity to fund expected negative cash flow from operations and any residual debt service into the second quarter of 2004 and our projected funding gap prior to our projected cash flow breakeven should not exceed $75 million;

     management and UBS Warburg LLC have aggressively pursued alternative financing and other transactions with potential strategic and financial investors, but have not received any meaningful indications of interest for a transaction that would adequately address our liquidity needs;

     the fact that the initial proposal submitted by certain creditors would have resulted in existing common stockholders retaining no interest in our company;

     that the retention by the existing holders of our common stock of approximately 8% of the outstanding common stock after the recapitalization represents the maximum amount of common stock our creditors would agree to permit such holders to retain in connection with the recapitalization plan;

     the recommendation of the special committee and the determination of the special committee that the recapitalization plan is fair to and in the best interests of our stockholders, other than Apollo, Blackstone and Oppenheimer;

     the opinion of MBL to the special committee that, as of November 12, 2002 and based upon and subject to the matters set forth in such opinion, the terms of the recapitalization plan were fair from a financial point of view to the holders of our common stock other than Apollo, Blackstone and Oppenheimer;

     the fact that the lockup agreement may be terminated by us at any time if our board of directors determines that such termination is in our best interests;

     the significant common stock dilution that will occur as a result of the transactions contemplated by the recapitalization plan, and the fact that such transactions will result in our creditors owning a majority of our common stock; and

     the fact that in a non-prepackaged bankruptcy proceeding, it is likely that our stockholders would receive nothing.

    The board of directors did not attempt to quantify, rank or otherwise assign relative weights to the factors considered in connection with its evaluation of the restructuring and the transactions contemplated thereby. Furthermore, the board of directors did not undertake to make any specific determination as to whether any particular factor was essential to its decision to approve the terms of the restructuring. Instead, the board of directors conducted an overall analysis of the factors described above, which included a thorough discussion of all of the above-listed factors with its legal and financial advisors. The board of directors relied on the experience and expertise of its financial advisor for quantitative analysis of the financial terms of the restructuring. In considering the factors described above, individual directors may have given different weights to different factors or reached different conclusions as to whether a specific factor weighed in favor of or against approving the restructuring.

INTERESTS OF CERTAIN PERSONS IN THE RESTRUCTURING

    You should be aware that our directors and executive officers have interests in the restructuring that are different from, or in addition to, or that might conflict with, the interests of our stockholders. The special committee and our board of directors were aware of these interests and conflicts when they determined to approve the restructuring.

    Leon D. Black, a member of our board of directors, is also one of the founding principals of Apollo Advisors, IV, L.P., one of our large investors and one of the purchasers in the new equity investment proposed as part of the restructuring. Peter G. Peterson, a member of our board of directors, is also the chairman of The Blackstone Group L.P., one of our large investors and one of the purchasers in the new equity investment. David Margolese, the chairman of our board of directors and our former Chief Executive Officer, owns a significant amount of our common stock. For a description of the beneficial ownership of our common stock, see 'Security Ownership of Certain Beneficial Owners and Management.' Because of our present financial condition, the interest of our stockholders and creditors may conflict in certain respects with each other.

                          THE RESTRUCTURING PROPOSALS

    Consummation of the recapitalization plan requires stockholder approval of each of proposals 1, 2 and 3. The issuance of shares of our common stock in the restructuring transactions and the election of the new board of directors will not become effective unless and until the amendment and restatement of our certificate of incorporation is approved and filed with the Secretary of State of the State of Delaware and the recapitalization plan is consummated. IF ANY OR ALL OF PROPOSALS 1, 2 AND 3 ARE NOT APPROVED BY OUR STOCKHOLDERS AT THE SPECIAL MEETING, THEN NONE OF THEM WILL BECOME EFFECTIVE. If our stockholders approve our 2003 stock option plan, the 2003 stock option plan will become effective regardless of whether the recapitalization plan is implemented or any of the other proposals is approved. However, stockholder approval of our 2003 stock option plan is not a condition to the consummation of the recapitalization plan.

                                   PROPOSAL 1
                          ISSUANCE OF OUR COMMON STOCK
                       IN THE RESTRUCTURING TRANSACTIONS

    On November 18, 2002, our board of directors unanimously adopted a resolution approving, in connection with the transactions contemplated by the recapitalization plan, the issuance of up to 885,393,009 shares of our common stock and warrants to purchase an additional 87,577,114 shares of our common stock pursuant to the debt exchange offer, preferred stock exchange and new equity investment under the recapitalization plan.

    Our board of directors believes it is in our best interest to issue new shares of our common stock and warrants in the restructuring transactions. Although the restructuring will result in significant dilution of our common stockholders, the completion of the restructuring is critical to our continuing viability. We have significant additional funding needs until we reach cash flow breakeven and substantial indebtedness which adversely affects our financial condition. The restructuring will result in the elimination of all or substantially all of our outstanding indebtedness and all of our preferred stock and the investment of $200 million cash in new equity capital and provide us with sufficient cash to cover our estimated funding needs into the second quarter of 2004. If the restructuring is not completed, we may be forced to consider an alternative plan of reorganization or liquidation. ANY ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION MAY RESULT IN OUR STOCKHOLDERS RECOVERING NOTHING. For a discussion of the factors considered by the special committee of our board of directors in recommending the recapitalization plan to our board of directors, see 'Approval of the Recapitalization Plan by the Special Committee' and for a discussion of the factors considered by MBL in assessing the fairness from a financial point of view of the terms of the recapitalization plan to holders of our common stock, other than Apollo, Blackstone and Oppenheimer, see 'The Restructuring -- Opinion of the Financial Advisor to the Special Committee.'

    We are asking you to vote to approve the issuance of our common stock and warrants in the restructuring transactions because, under the listing rules of the NASDAQ, we must obtain stockholder approval of any issuance of common stock that exceeds 20% of our outstanding common stock for less than the greater of book or market value. Unless we receive the stockholder approval required under the NASDAQ rules, we will not be able to complete the recapitalization plan.

    Specifically, the recapitalization plan contemplates the issuance of new shares of our common stock and warrants in the following transactions:

     the issuance of up to 596,669,765 shares of our common stock in exchange for all of our outstanding debt securities;

     the issuance of an aggregate of 76,992,865 shares of our common stock and warrants to purchase an additional 87,577,114 shares of our common stock in exchange for all of our outstanding preferred stock; and the issuance and sale to Apollo, Blackstone and Oppenheimer of an aggregate of 211,730,379 shares of our common stock for an aggregate purchase price of $200 million cash in the new equity investment.

    Upon consummation of the restructuring, the equity interests of our existing common stockholders, as a percentage of the total number of the outstanding shares of our common stock, will be significantly diluted. As of September 30, 2002, there were 76,992,865 shares of our common stock issued and outstanding. Assuming the restructuring is completed either pursuant to the recapitalization plan or the prepackaged plan, there would be 962,385,874 shares of our common stock issued and outstanding and, after giving effect to the restructuring:

     holders of our debt securities will hold approximately 62% of our outstanding common stock;

     holders of our preferred stock will hold approximately 8% or our outstanding common stock and warrants to purchase an additional 9.1% of our outstanding common stock;

     Apollo, Blackstone and Oppenheimer will receive approximately 22% of our outstanding common stock in exchange for $200 million in cash; and

     the existing holders of our common stock will hold approximately 8% of our outstanding common stock.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS PROPOSAL.

                                   PROPOSAL 2
                AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF
                  INCORPORATION TO INCREASE AUTHORIZED SHARES

    On November 18, 2002 our board of directors unanimously adopted a resolution declaring it advisable to amend and restate our certificate of incorporation to increase the number of shares of common stock that we have authority to issue from 500,000,000 to 2,500,000,000 shares of common stock, par value $0.001 per share, and to incorporate all previous amendments to our certificate of incorporation into one amended and restated certificate. Our board of directors further directed that this amendment and restatement of our certificate of incorporation be submitted for consideration by our stockholders. In the event stockholders approve this proposal, we will file an amended and restated certificate of incorporation with the Secretary of State of Delaware. This amendment will become effective at the close of business on the date the amendment to the certificate of incorporation is accepted for filing by the Secretary of State of Delaware. At September 30, 2002, there were 84,980,451 shares of our common stock outstanding and reserved for issuance in connection with options, warrants and convertible securities.

    Our board of directors believes that it is in our best interest to increase the number of authorized but unissued shares of common stock in order to effect the recapitalization plan and to have additional shares available to meet our future business needs as they arise. Without the increase in authorized shares, we will not have a sufficient number of authorized but unissued shares to complete the restructuring. The consummation of our recapitalization plan will require the issuance of up to 889,393,009 shares of our common stock in the debt exchange offer, preferred stock exchange and new equity investment.

    Following the restructuring, our board of directors believes the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes without further action by stockholders, unless required by law, regulation or the rules of The Nasdaq National Market. These purposes could include, among other things, the sale of stock to obtain additional funding, the purchase of property, the acquisition or merger of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes. The issuance of additional shares of common stock would have a dilutive effect on a stockholder's voting power.

    In addition to our common stock, our certificate of incorporation currently empowers our board of directors to authorize the issuance of one or more series of preferred stock without stockholder approval. No change to our preferred stock authorization is requested by the proposed amendment.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS PROPOSAL.

                                   PROPOSAL 3
                       ELECTION OF NEW BOARD OF DIRECTORS

    Our board of directors currently consists of the following seven members:
Leon D. Black, Joseph P. Clayton, Lawrence F. Gilberti, James P. Holden, David Margolese, Peter G. Peterson and Joseph V. Vittoria. For a description of our current board, see 'Management.' Our new seven member board will consist of the nominees listed below, five of whom serve on our current board of directors:

                                   Joseph P. Clayton
                                   Leon D. Black
                                   Peter G. Peterson
                                   [to be added]

    Directors serve until the next annual meeting of stockholders or until the director is succeeded by another qualified director who has been elected. Each of the nominated directors has agreed to serve if elected. However, if for some reason one of them is unable to accept nomination or election, proxies will be voted for the election of a nominee designated by our board of directors. For biographical information for each of the five nominees who serve on our current board of directors, see 'Management.' Biographical information for the other two nominees is presented below.

    [to be added]

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' EACH OF THE NOMINEES.

                                   PROPOSAL 4
                     APPROVAL OF THE SIRIUS SATELLITE RADIO
                      2003 LONG-TERM STOCK INCENTIVE PLAN

    On                 , 2002, our board of directors adopted, subject to the
approval of our stockholders, the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan, referred to herein as the 'stock plan.' The following is a summary of the material features of the stock plan. The stock plan will be the source of new equity-based awards for employees following the consummation of the restructuring.

PURPOSES

    The purposes of the stock plan are to promote the interests of the company and its stockholders by (i) attracting and retaining our employees and consultants; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in our long-term growth and financial success.

ADMINISTRATION/ELIGIBLE PARTICIPANTS

    The stock plan is administered by a committee, referred to herein as the 'stock plan committee,' which will be comprised of two or more members of our board of directors designated to administer the stock plan, each of whom is required to be a `Non-Employee Director' (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934) and an `outside director' (within the meaning of section 162(m) of Internal Revenue Code of 1986, as amended (the 'Code')) to the extent Rule 16b-3 and section 162(m), respectively, are applicable to us and the stock plan; however, the mere fact that a stock plan committee member fails to qualify as a Non-Employee Director or outside director will not invalidate any award made by the stock plan committee which award is otherwise validly made under the stock plan. Our board of directors intends to designate the compensation committee to serve as the stock plan committee under the stock plan.

    The stock plan committee will determine who will receive awards under the stock plan, the number of shares underlying the award, the terms and conditions of the awards, the circumstances under which awards may be settled in cash or other property, canceled or forfeited, and the circumstances under which awards may be deferred. The committee will also interpret the plan and all awards, establish rules of administration and make any other determination necessary for plan administration.

    Any employee of, or consultant to, the company or any of its affiliates (including any prospective employee) will be eligible to be selected as a participant under the stock plan. As of October 31, 2002, we had 327 employees.

NUMBER OF SHARES AUTHORIZED UNDER THE STOCK PLAN/TYPES OF AWARDS

    The stock plan authorizes the grant of awards to participants of shares of our common stock, referred to herein as the 'shares,' in an aggregate amount, at any time, not to exceed 15% of the sum of (i) our issued and outstanding shares,
(ii) any shares which are issuable as a result of any conversion, exchange or exercise of any preferred stock, warrant or other security of the company which is outstanding on the date of determination; and (iii) the shares which have been issued or are issuable to our employees, consultants and directors pursuant to the stock plan, our 1999 Long-Term Stock Incentive Plan, our Amended and Restated 1994 Stock Option Plan and our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan, subject to adjustment to avoid dilution or enlargement of intended benefits in the event of certain significant corporate events; provided that the aggregate number of shares with respect to which options intended to qualify as incentive stock options may be granted will be 40,000,000. Awards may be made in the form of (i) nonqualified stock options;
(ii) stock options intended to qualify as incentive stock options under section 422 of the Code; (iii) stock appreciation rights; (iv) restricted stock and/or restricted stock units; (v) performance awards and (vi) other stock based awards; provided that the maximum number of shares with respect to which stock options and stock appreciation rights may be granted to any participant in the stock plan in any fiscal year may not exceed 40,000,000 and the maximum number of shares which may be paid to a participant in the stock plan in connection with the settlement of any award(s) designated as a `Performance Compensation Award' (as defined below) in respect of a single performance period will be 40,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the stock plan, any shares covered by an award granted under the stock plan, or to which such an award relates, are forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the shares covered by such award will again be, or will become, shares with respect to which awards may be granted under the stock plan.

    If the stock plan was in effect on                 , 2002,         shares of
our common stock would have been available for future awards under the stock plan.

TERMS AND CONDITIONS OF AWARDS UNDER THE STOCK PLAN

    Non-qualified and incentive stock options granted under the stock plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the stock plan committee and specified in the applicable award agreement; provided that stock options that are intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by section 422 of the Code. Payment in respect to the exercise of an option granted under the stock plan may be made in cash or its equivalent, or if, and to the extent permitted by the stock plan committee, (i) by exchanging shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or

(ii) subject to such rules as may be established by the stock plan committee, through delivery of irrevocable instructions to a broker to sell the shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to us as of the date of such tender is at least equal to the aggregate exercise price of the option.

    Stock appreciation rights granted under the stock plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the stock plan committee and specified in the applicable award agreement. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A stock appreciation right will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the stock appreciation right over the grant price thereof. The stock plan committee in its sole discretion will determine whether a stock appreciation right shall be settled in cash, shares or a combination of cash and shares.

    Restricted stock and restricted stock units granted under the stock plan will be subject to such terms and conditions, including, without limitation, the duration of the period during which, and the conditions, if any, under which, the restricted stock and restricted stock units may be forfeited to us, as may be determined by the stock plan committee in its sole discretion. Each restricted stock unit will have a value equal to the fair market value of a share of our common stock. Restricted stock units will be paid in cash, shares, other securities or other property, as determined by the stock plan committee in its sole discretion, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement. Dividends paid on any shares of restricted stock may be paid directly to the participant, withheld by us subject to vesting of the restricted shares, or reinvested in additional shares of restricted stock or in additional restricted stock units, as determined by the stock plan committee in its sole discretion.

    Performance awards granted under the stock plan will consist of a right which is (i) denominated in cash or shares, (ii) valued, as determined by the stock plan committee, in accordance with the achievement of such performance goals during such performance periods as the stock plan committee will establish, and (iii) payable at such time and in such form as the stock plan committee will determine. Subject to the terms of the stock plan and any applicable award agreement, the stock plan committee will determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the stock plan committee, on a deferred basis.

    In addition to the foregoing types of awards, the stock plan committee will have authority to grant to participants an 'other stock-based award' (as defined in the stock plan), which will consist of any right which is (i) not a stock option, stock appreciation right, restricted stock or restricted unit award or performance award and (ii) an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including, without limitation, securities convertible into shares of our common stock), as deemed by the stock plan committee to be consistent with the purposes of the stock plan; provided that any such rights must comply, to the extent deemed desirable by the stock plan committee, with Rule 16b-3 and applicable law. Subject to the terms of the stock plan and any applicable award agreement, the stock plan committee will determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the stock plan.

    In the sole discretion of the stock plan committee, an award, whether made as an other stock-based award or as any other type of award issuable under the stock plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, shares, other securities or other property and on a current or deferred basis.

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
    The stock plan committee will also have the discretion to designate any award as a performance compensation award. While awards in the form of stock options and stock appreciation rights are intended to qualify as performance-based compensation under section 162(m) of the Code, provided that the exercise price or grant price, as the case may be, is established by the committee to be equal to the fair market value per share as of the date of grant, this form of award enables the stock plan committee to treat certain other awards under the stock plan as performance-based compensations and thus preserve deductibility by us for Federal income tax purposes of such awards which are made to individuals who are `covered employees' as defined in section 162(m) of the Code. In general, section 162(m) of the Code prevents the deductibility of compensation in excess of one million dollars paid in any taxable year to an individual who on the last day of that year is the company's chief executive officer or is among its four other most highly compensated executive officers, except that a deduction may be taken for compensation that qualifies as performance based compensation under section 162(m).

    Each performance compensation award will be payable only upon achievement over a specified performance period of at least one year of pre-established objective performance goals established by the stock plan committee for such period. The stock plan committee may designate one or more performance criteria for purposes of establishing a performance goal, with respect to performance compensation awards made under the stock plan. The performance criteria that will be used to establish such performance goals will be based on attainment of specific levels of performance of the company (or any subsidiary affiliate division or operational unit of the company) and will be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per share, net earnings, operating earnings, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, share price and sales or market share.

    With regard to a particular performance period, the stock plan committee will have the discretion, subject to the stock plan's terms, to select the length of the performance period, the types of performance compensation awards to be issued, the performance goals that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the performance compensation award has been earned for the period. Such discretion must be exercised by the stock plan committee in writing no later than 90 days after the commencement of the performance period and performance for the period will be measured and certified by the stock plan committee upon the close of the period. In determining entitlement to payment in respect of a performance compensation award, the stock plan committee may, through use of negative discretion, reduce or eliminate such award, provided the exercise of such discretion would not cause the performance compensation award to fail to qualify as performance-based compensation under section 162(m) of the Code.

TRANSFERABILITY

    Each award, and each right under any award, will be exercisable only by the participant during the participant's lifetime, or, if permissible under applicable law, by the participant's guardian or legal representative, and except as otherwise provided in an applicable award agreement, no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant, other than by will or by the laws of descent and distribution, and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. Notwithstanding the foregoing, the stock plan committee has the discretion under the stock plan to provide that options granted under the stock plan that are not intended to qualify as incentive stock options may be transferred without consideration to certain family members or trusts, partnerships or limited liability companies whose only beneficiaries or partners are the original grantee and/or such family members.

CHANGE OF CONTROL

    In the event of a 'change of control' (as defined in the stock plan), any outstanding awards then held by a participant which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, immediately prior to such change of control.

AMENDMENT TO STOCK PLAN

    Our board of directors may amend, alter, suspend, discontinue, or terminate the stock plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the stock plan, and no such action that would adversely affect the rights of any participant with respect to awards previously granted under the stock plan will be effective without the participant's consent.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

    The following summary of the Federal income tax consequences of the grant and exercise of nonqualified and incentive stock options awarded under the stock plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

    No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price, referred to herein as the 'spread,' at the time of exercise. The spread will be deductible by us for federal income tax purposes subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

    Pursuant to currently applicable rules under section 16(b) of the Securities Exchange Act of 1934, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under section 16 of the Exchange Act, referred to herein as a 'section 16 person,' begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a section 16 person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by our board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified, by our stockholders no later than the next annual meeting of stockholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

    The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to us, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to us and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to us will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

    The Code requires that, for incentive stock option treatment, shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of exercise. Incentive stock option holders will generally incur no Federal income tax liability at the time of grant or upon exercise of such options. However, the spread will be an 'item of tax preference' which may give rise to 'alternative minimum tax' liability at the time of exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to us for Federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by us for Federal income tax purposes, subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections.

    The description of the stock plan is qualified in all respects by the actual provisions of the plan, which is attached to this Proxy Statement as Exhibit C.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS PROPOSAL.

                              THE PREPACKAGED PLAN

    WE HAVE NOT COMMENCED A CASE, WHICH WE REFER TO HEREIN AS A 'REORGANIZATION CASE', UNDER THE BANKRUPTCY CODE AND HAVE NOT FILED THE PREPACKAGED PLAN IN A CASE UNDER THE BANKRUPTCY CODE AT THIS TIME. THIS PROXY STATEMENT SOLICITS ADVANCE ACCEPTANCE OF THE PREPACKAGED PLAN IN THE EVENT THAT A REORGANIZATION CASE IS COMMENCED AND THE PREPACKAGED PLAN IS FILED, AND CONTAINS INFORMATION RELEVANT TO A DECISION TO ACCEPT OR REJECT THE PREPACKAGED PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO ACCEPT THE PREPACKAGED PLAN.

    THE FOLLOWING SUMMARIES OF THE MATERIAL PROVISIONS OF THE PREPACKAGED PLAN ARE SUBJECT AND QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO ALL OF THE PROVISIONS OF THE PREPACKAGED PLAN.

    In order to allow us to effect a bankruptcy reorganization in the quickest and most cost efficient manner, we are soliciting acceptances of the prepackaged plan from holders of impaired claims and interests under the prepackaged plan. The prepackaged plan provides for, among other things, the exchange of the debt securities and our preferred stock for common stock.

    We are soliciting acceptances of the prepackaged plan from our common and preferred stockholders pursuant to this Proxy Statement. We are soliciting acceptances of the prepackaged plan from the holders of our debt securities pursuant to the prospectus distributed to them in connection with the exchange offer.

    If the conditions to completion of the recapitalization plan, including the minimum tender condition of the exchange offer, are not met or waived, but we do receive the acceptance of the prepackaged plan by those classes of impaired claims and interests necessary to confirm the plan, we may commence a reorganization case and, provided that Apollo, Blackstone and Oppenheimer elect to proceed with the new equity investment, file and seek confirmation of the prepackaged plan. In connection with the implementation of the prepackaged plan, we do not currently anticipate that it will be necessary for our subsidiary, Satellite CD Radio, Inc., to commence a reorganization case under the Bankruptcy Code.

    UNDER THE PREPACKAGED PLAN, THE HOLDERS OF OUR DEBT SECURITIES AND OUR STOCK (AS WELL AS THE HOLDERS OF ALL OTHER CLAIMS AND INTERESTS) WILL RECEIVE THE SAME CONSIDERATION IN EXCHANGE FOR THEIR CLAIMS AND INTERESTS AS THEY WOULD RECEIVE IN THE RECAPITALIZATION PLAN IN THE EVENT THE PREPACKAGED PLAN IS CONFIRMED AND BECOMES EFFECTIVE. MOREOVER, UPON CONFIRMATION, THE PREPACKAGED PLAN WILL BE BINDING ON ALL OF OUR CREDITORS REGARDLESS OF WHETHER SUCH CREDITORS VOTED TO ACCEPT THE PLAN.

    If each impaired class of claims or interests under the prepackaged plan does not accept the prepackaged plan, we may nevertheless seek to have the prepackaged plan confirmed under the 'cram down' provisions of Section 1129(b) of the Bankruptcy Code described below. The 'cram down' provisions insure that holders of junior interests, such as common stockholders, cannot retain any interest in the debtor under a plan that has been rejected by a senior class of impaired claims or interests unless such impaired claims or interests are paid in full. THEREFORE, IN THE EVENT THAT ANY CLASS OF IMPAIRED CLAIMS OR INTERESTS SENIOR TO OUR STOCKHOLDERS DOES NOT ACCEPT THE PREPACKAGED PLAN AND WE SEEK CONFIRMATION OF THE PREPACKAGED PLAN UNDER THE CRAM DOWN PROVISIONS, OUR STOCKHOLDERS COULD RECEIVE NOTHING.

    The prepackaged plan is predicated on the completion of the new equity investment. Apollo, Blackstone and Oppenheimer have the right to terminate their obligation to purchase common stock in the new equity investment upon the occurrence of certain events, including in the event we choose to file a bankruptcy case. Without a new equity investment, we do not believe the prepackaged plan would meet the requirement for confirmation contained in
Section 1129 of the Bankruptcy Code that the plan be 'feasible.' See
' -- Confirmation of the Prepackaged Plan -- Feasibility of Prepackaged Plan.' Therefore, in the event that Apollo, Blackstone and Oppenheimer elect to terminate their obligations to purchase common stock in the new equity investment, and no suitable alternative new equity investment is located, we do not plan to seek confirmation of the prepackaged plan and your vote in favor of the prepackaged plan will be disregarded.

    The form of the prepackaged plan is attached to this Proxy Statement as Exhibit B. The prepackaged plan and this Proxy Statement should be read and studied in their entirety prior to voting on the prepackaged plan. See 'Risk Factors -- Risks Related to the Prepackaged Plan' for a discussion of risks associated with the prepackaged plan and the transactions contemplated thereunder. You are urged to consult your counsel about the prepackaged plan and its effect on your legal rights before voting.

ANTICIPATED EVENTS IN A REORGANIZATION CASE

    Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. Pursuant to Chapter 11, a debtor may remain in possession of its assets and business and attempt to reorganize its business for the benefit of the debtor, its creditors and other parties in interest.

    The commencement of a reorganization case creates an estate comprising all the legal and equitable interests of a debtor in property as of the date the petition is filed. Sections 1107 and 1108 of the Bankruptcy Code provide that a debtor may continue to operate its business and remain in possession of its property as a 'debtor in possession,' unless the bankruptcy court orders the appointment of a trustee. The filing of a reorganization case also triggers the automatic stay provisions of the Bankruptcy Code. Section 362 of the Bankruptcy Code provides, among other things, for an automatic stay of all attempts to collect prepetition claims from the debtor or otherwise interfere with its property or business. Except as otherwise ordered by the bankruptcy court, the automatic stay generally remains in full force and effect until confirmation of a plan of reorganization.

    The formulation and confirmation of a plan of reorganization is the principal objective of a Chapter 11 case. The plan sets forth the means for satisfying the claims against and interests in the debtor. The prepackaged plan we propose provides for the reorganization of our capital structure, thereby enabling us to continue as a viable business enterprise.

SOLICITATIONS OF ACCEPTANCES OF THE PREPACKAGED PLAN

    Usually, a plan of reorganization is filed and votes to accept or reject the plan are solicited after the filing of a reorganization case. Nevertheless, a debtor may solicit votes prior to the commencement of a reorganization case in accordance with Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018(b). In accordance with such provisions, we are soliciting acceptances from holders of impaired claims and interests in connection with our reorganization case.

    Bankruptcy Rule 3018(b) requires that:

     the plan of reorganization be transmitted to substantially all creditors and interest holders entitled to vote on the plan;

     the time prescribed for voting to reject or accept such plan not be unreasonably short; and

     the solicitation of votes be in compliance with any applicable nonbankruptcy law, rule or regulation governing the adequacy of disclosure in such solicitation or, if no such law, rule or regulation exists, votes be solicited only after the disclosure of adequate information.

Section 1125(a)(1) of the Bankruptcy Code describes adequate information as information of a kind and in sufficient detail as would enable a hypothetical reasonable investor typical of holders of claims and interests to make an informed judgment about the plan. With regard to a solicitation of votes prior to the commencement of a reorganization case, Bankruptcy Rule 3018(b) specifically provides that acceptances or rejections of the plan by holders of claims or interests prior to the commencement of a reorganization case will not be deemed acceptances or rejections of the plan, if the bankruptcy court determines, after notice and a hearing, that the plan was not transmitted to substantially all creditors and equity security holders entitled to vote on the plan, that an unreasonably short time was prescribed for such creditors and equity security holders to vote on the plan, or that the solicitation was not otherwise in compliance with Section 1126(b) of the Bankruptcy Code. If the conditions of the Bankruptcy Code and Bankruptcy Rules are met, all acceptances and rejections received prior to the commencement of the reorganization case and within the prescribed solicitation period will be deemed to be acceptances and rejections of the plan for purposes of confirmation of the plan under the Bankruptcy Code.

    We may file a reorganization case seeking approval of the prepackaged plan if all the conditions of the recapitalization plan cannot be satisfied and/or waived on or before March 15, 2003 (or such earlier or later date as we and the other parties to the lockup agreement may agree), so long as we have received acceptances from those impaired classes of claims and interests necessary to confirm the plan.

    However, there can be no assurance that the bankruptcy court will conclude that the requirements of Section 1129 of the Bankruptcy Code for confirmation of the prepackaged plan have been met. The bankruptcy court may find that the holders of impaired claims and interests have not accepted the prepackaged plan if the bankruptcy court finds that the prepackaged plan solicitation did not comply with all of the applicable provisions of the Bankruptcy Code and the Bankruptcy Rules (including the requirement under Section 1126(b) of the Bankruptcy Code that the prepackaged plan solicitation comply with any applicable nonbankruptcy law, rule or regulation governing the adequacy of disclosure or that the prepackaged plan solicitation is made after disclosure of adequate information). In such an event, we may be required to resolicit votes on the prepackaged plan before seeking confirmation of the prepackaged plan, in which case confirmation of the prepackaged plan could be delayed and possibly jeopardized.

    Bankruptcy Rule 3016(b) provides that either a disclosure statement under
Section 1125 of the Bankruptcy Code or evidence showing compliance with Section 1126(b) of the Bankruptcy Code shall be filed with the prepackaged plan or within the time fixed by the court. This Proxy Statement is presented to holders of our impaired interests to satisfy the requirements of Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3016(b) and 3018(b). We believe that this Proxy Statement and the solicitation process we undertake will meet these requirements.

    This prepackaged plan solicitation is being conducted at this time to obtain the acceptance of each impaired class of claims and interests entitled to vote. If we seek relief under Chapter 11 of the Bankruptcy Code, we will attempt to use such acceptances to obtain confirmation of the prepackaged plan as promptly as practicable. If we commence a reorganization case, we will promptly seek to obtain an order of the bankruptcy court finding that the prepackaged plan solicitation was in compliance with Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018(b) and that the acceptance of each class of impaired claims and interests can be used for purposes of confirmation of the prepackaged plan under Chapter 11 of the Bankruptcy Code. We reserve the right to use the acceptances to seek confirmation of any permitted amendment or modification of the prepackaged plan, provided that we may not make any amendment or modification to the prepackaged plan prohibited by the prepackaged plan or the lockup agreement.

    As more fully described below, we are soliciting acceptances of the prepackaged plan from holders of each class of claims and interests in classes 2, 3, 5, 8 and 9.

                    SUMMARY OF CLASSIFICATION AND TREATMENT
          OF CLAIMS AND EQUITY INTERESTS UNDER THE PREPACKAGED PLAN(1)

                                                                           APPROXIMATE    APPROXIMATE
CLASS OR             TYPE OF CLAIM                                           ALLOWED      PERCENTAGE
SUBCLASS           OR EQUITY INTEREST                   TREATMENT           AMOUNT(2)     RECOVERY(3)
--------           ------------------                   ---------           ---------     -----------
 --        Administrative Claims                Unclassified; paid in      $    --           100%
                                                full in cash on the
                                                distribution date or such
                                                later date that the
                                                claims become due and
                                                owing in the ordinary
                                                course of business.

 --        Priority Tax Claims                  Unclassified; paid in      $    --           100%
                                                full in cash on the
                                                distribution date or such
                                                later date as the claims
                                                become due and owing in
                                                the ordinary course of
                                                business.

1          Other Priority Claims                Unimpaired; paid in full   $    --           100%
                                                in cash on the
                                                distribution date or such
                                                later date as the claims
                                                become due and owing in
                                                the ordinary course of
                                                business.

2          Senior Secured Claims

2A         Senior Secured Discount Note         Impaired; a pro rata       $292,581,967       72%
           Claims                               share of 228,067,643
                                                shares of our common
                                                stock, representing 23.7%
                                                of our outstanding common
                                                stock as of the effective
                                                date of the prepackaged
                                                plan.

2B         Senior Secured Note Claims           Impaired; a pro rata       $224,166,667       72%
                                                share of 174,737,417
                                                shares of our common
                                                stock, representing
                                                approximately 18.2% of
                                                our outstanding common
                                                stock as of the effective
                                                date of the prepackaged
                                                plan.

2C         Lehman Senior Credit Facility        Impaired; Lehman will      $155,213,333       72%
           Claims                               receive 120,988,793
                                                shares of our common
                                                stock, representing
                                                approximately 12.6% of
                                                our outstanding common
                                                stock as of the effective
                                                date of the prepackaged
                                                plan.

3          Loral Claims                         Impaired; Loral will       $ 75,644,620       72%
                                                receive 58,964,982 shares
                                                of our common stock,
                                                representing
                                                approximately 6.1% of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan.

                                                                           APPROXIMATE    APPROXIMATE
CLASS OR             TYPE OF CLAIM                                           ALLOWED      PERCENTAGE
SUBCLASS           OR EQUITY INTEREST                   TREATMENT           AMOUNT(2)     RECOVERY(3)
--------           ------------------                   ---------           ---------     -----------
4          Other Secured Claims                 Unimpaired; at our         $    --           100%
                                                option, collateral
                                                returned to creditor or
                                                claim cured and
                                                reinstated.

5          Convertible Subordinated Note        Impaired; pro rata share   $ 17,845,324       72%
           Claims                               of 13,910,430 shares of
                                                our common stock,
                                                representing
                                                approximately 1.4% of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan.

6          Insured Claims                       Unimpaired; legal,         $    --           100%
                                                equitable and contractual
                                                rights of Insured Claims
                                                are unaffected by the
                                                prepackaged plan.

7          General Unsecured Claims             Unimpaired; paid in full   $ 40,000,000      100%
                                                in cash, on the
                                                distribution date or such
                                                later date as the claims
                                                become due and owing in
                                                the ordinary course of
                                                business.

8          Preferred Stock Interests

8A         Series A Preferred Stock Interests   Impaired; pro rata share   $196,037,699      [TBA]
                                                of: (a)     shares of our
                                                common stock
                                                (representing
                                                approximately   % of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan);
                                                plus (b) warrants to
                                                purchase an aggregate of
                                                    shares of our common
                                                stock (representing
                                                approximately   % of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan).

                                                                           APPROXIMATE    APPROXIMATE
CLASS OR             TYPE OF CLAIM                                           ALLOWED      PERCENTAGE
SUBCLASS           OR EQUITY INTEREST                   TREATMENT           AMOUNT(2)     RECOVERY(3)
--------           ------------------                   ---------           ---------     -----------
8B         Series B Preferred Stock Interests   Impaired; pro rata share   $ 87,926,437      [TBA]
                                                of: (a)     shares of our
                                                common stock
                                                (representing
                                                approximately   % of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan);
                                                plus (b) warrants to
                                                purchase an aggregate of
                                                    shares of our common
                                                stock (representing
                                                approximately   % of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan).

8C         Series D Preferred Stock Interests   Impaired; pro rata share   $263,604,593      [TBA]
                                                of: (a)     shares of our
                                                common stock
                                                (representing
                                                approximately   % of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan);
                                                plus (b) warrants to
                                                purchase an aggregate of
                                                    shares of our common
                                                stock (representing
                                                approximately   % of our
                                                outstanding common stock
                                                as of the effective date
                                                of the prepackaged plan).

9          Common Stock Interests               Impaired; interest             N/A          N/A
                                                retained but diluted as a
                                                result of the issuance of
                                                additional shares of our
                                                common stock.
10         Other Interests                      Unimpaired; holders will       N/A           100%

                                                retain their Other
                                                Interests and the legal,
                                                equitable and contractual
                                                rights of such holders
                                                will be unaltered by the
                                                prepackaged plan.

---------

(1) This table is only a summary of the classification and treatment of claims and interests under the prepackaged plan. Reference should be made to this Proxy Statement and the prepackaged plan attached to this Proxy Statement as Exhibit B for a complete description of the classification and treatment of claims and interests.

(2) The amounts are solely estimates; the actual allowed amounts may vary materially, depending on the nature and extent of claims actually asserted and the final reconciliation of all administrative expenses and other claims.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(3) The approximate percentage recovery for any class is the aggregate value of all cash, common stock and warrants to be distributed to that class. Solely for purposes of calculating approximate percentage recovery, the value of our common stock has been derived from the price at which Oppenheimer has agreed to purchase common stock in the new equity investment. The warrants to be distributed to Apollo and Blackstone have an assumed value of $24 million, which was derived using a Black Scholes methodology.

HOLDERS OF CLAIMS ENTITLED TO VOTE; VOTING RECORD DATE

    Chapter 11 does not require that each holder of a claim against or interest in a debtor vote in favor of a plan of reorganization in order for the bankruptcy court to confirm the plan. At a minimum, however, at least one class of impaired claims, without including any acceptance of the plan by any insider of the debtor, under the plan must accept the plan. An impaired class of claims will be deemed to accept the prepackaged plan if the holders of claims in that class casting votes in favor of acceptance of the prepackaged plan (1) hold at least two-thirds in aggregate dollar amount of the claims of the holders in such class who cast votes with respect to the prepackaged plan, and (2) constitute more than one-half in number of holders of allowed claims in such class who cast votes with respect to the prepackaged plan. An impaired class of interests will be deemed to accept the prepackaged plan if the holders of interests in that class casting votes in favor of acceptance of the prepackaged plan hold at least two-thirds in amount of the allowed interests in such class who cast votes with respect to the prepackaged plan.

    Classes of claims or interests that are not 'impaired' under a plan of reorganization are conclusively presumed to have accepted the plan of reorganization and are not entitled to vote. By contrast, classes of claims or interests that do not receive or retain any property under a plan on account of such claims or interests are deemed to have rejected the plan and do not vote. Acceptances of the prepackaged plan are being solicited only from those persons who hold claims or interests in a class which may be impaired under the prepackaged plan and who are not deemed by the Bankruptcy Code to have rejected the prepackaged plan. A class of claims or interests is 'impaired' if the legal, equitable, or contractual rights to which the claims or interests entitle the holders of claims or interests of that class are altered.

    The following classes of claims and interests are impaired under the prepackaged plan, and all holders of claims and interests in such classes as of the voting record date are entitled to vote to accept or reject the prepackaged plan:

    CLASS 2 Senior Secured Claims
    CLASS 3 Loral Claims
    CLASS 5 Convertible Subordinated Note Claims
    CLASS 8 Preferred Stock Interests
    CLASS 9 Common Stock Interests

    CLASSES 1, 4, 6, 7 AND 10 ARE UNIMPAIRED UNDER THE PREPACKAGED PLAN IN ACCORDANCE WITH SECTION 1124 OF THE BANKRUPTCY CODE AND, ACCORDINGLY, HOLDERS OF CLAIMS OR INTERESTS IN SUCH CLASSES ARE DEEMED TO HAVE ACCEPTED THE PREPACKAGED PLAN AND ARE NOT ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

    To be entitled to vote to accept or reject the prepackaged plan, a holder of an allowed claim or interest in any such Class 2, 3, 5, 8 and 9 must have been the beneficial owner of such claim or interest at the close of business on the voting record date, regardless of whether such claim is held of record on the voting record date in such holder's name or in the name of such holder's broker, dealer, commercial bank, trust company or other nominee. If a claim is held in the name of a holder's broker, dealer, commercial bank, trust company or other nominee, the beneficial owner will vote on the prepackaged plan by completing the information requested on the ballot, voting and signing the ballot and then providing the ballot to the record holder holding the claim

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
for the beneficial owner's benefit if the ballot has not already been signed by the beneficial owner's nominee or agent. If the ballot has already been signed by the beneficial owner's agent or nominee, the beneficial owner can vote on the prepackaged plan by completing the information requested on the ballot, indicating their vote on the ballot and returning their ballot in the enclosed, pre-addressed postage paid envelope so it is actually received by the voting agent before the solicitation expiration date. No appraisal rights are available to holders of claims or interests in connection with the prepackaged plan.

    Each holder of a claim or interest in an impaired class of claims or interests should refer to the detailed instructions contained in ' -- The Prepackaged Plan Solicitation' on page 63 which describes the voting procedures for such class and in the other materials delivered with this Proxy Statement.

VOTE REQUIRED FOR CLASS ACCEPTANCE OF THE PREPACKAGED PLAN

    As a condition to confirmation, the Bankruptcy Code requires that, except to the extent the prepackaged plan meets the 'nonconsensual confirmation' standards discussed below under ' -- Confirmation of the Prepackaged Plan without Acceptance By All Classes of Impaired Claims and Interests,' each impaired class of claims and interests accept the prepackaged plan.

    For a class of impaired claims or interests to accept the prepackaged plan,
Section 1126 of the Bankruptcy Code requires acceptance by:

     in the case of claims, holders of claims that hold at least two-thirds in amount and over one-half in number of holders of the allowed claims of such class, and in the case of interests, holders of interests that hold at least two-thirds in amount of the allowed interests of such class,

in each case counting only those holders who actually vote to accept or reject the prepackaged plan. Holders of claims or interests which fail to vote or abstain from voting are not counted as either accepting or rejecting the prepackaged plan. Accordingly, the prepackaged plan could be approved by any impaired class of claims with the affirmative vote of significantly less than two-thirds in amount and one-half in number of the claims in such class and any impaired class of interests with the affirmative vote of significantly less than two-thirds in amount of the interests in such class.

    If the prepackaged plan is confirmed, each holder of a claim or interest in a class will receive the same consideration as the other members of the class, and the prepackaged plan will be binding with respect to all holders of claims and interests of each class, including members who did not vote or who voted to reject the prepackaged plan.

CLASSIFICATIONS UNDER THE PREPACKAGED PLAN

    The principal provisions of the prepackaged plan are summarized below. This summary is qualified in its entirety by reference to the prepackaged plan. WE URGE ALL CLAIM HOLDERS AND OTHER PARTIES IN INTEREST TO READ AND STUDY CAREFULLY THE PREPACKAGED PLAN.

CLASSIFICATION AND ALLOWANCE OF CLAIMS AND INTERESTS

    Section 1123 of the Bankruptcy Code provides that a plan of reorganization must classify claims against, and interests in, a debtor. Under Section 1122 of the Bankruptcy Code, a plan of reorganization may classify claims and interests only into classes containing claims and interests which are substantially similar to such claims or interests. The prepackaged plan designates seven classes of claims and three classes of interests.

    We believe that we have classified all claims and interests in compliance with the provisions of Section 1122 of the Bankruptcy Code. However, once our reorganization case has been commenced, a claim holder or interest holder could challenge our classification of claims and interests, and the bankruptcy court could determine that a different classification is required for

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
the prepackaged plan to be confirmed. In such event, it is our intention to seek to modify the prepackaged plan to provide for whatever classification might be required by the bankruptcy court and to use the sufficient acceptances received, to the extent permitted by the bankruptcy court, to demonstrate the acceptance of the class or classes which are affected. Any such reclassification could affect a class's acceptance of the prepackaged plan by changing the composition of such class and the required vote for acceptance of the prepackaged plan and could potentially require a resolicitation of votes on the prepackaged plan.

    The prepackaged plan provides for the classification and treatment of claims and interests of our creditors and interest holders allowed under Section 502 of the Bankruptcy Code (each, as the case may be, an 'allowed claim' or an 'allowed interest'). Only the holder of an allowed claim or an allowed interest is entitled to receive a distribution under the prepackaged plan.

    An allowed claim or allowed interest is a claim or interest:

     any claim or interest that is scheduled as liquidated in an amount and not disputed nor contingent an no objection to the allowance of the claim or interest or request to estimate the claim or interest, has been interposed within any time period provided under the plan or under applicable law; or

     any disputed claim or disputed interest that has been adjudicated as an allowed claim or interest; or

     any claim or interest that is specified as an allowed claim or allowed interest under the prepackaged plan or the confirmation order.

    A disputed claim or disputed interest is a claim or interest that is not an allowed claim or allowed interest and:

     the claim or interest is not contained on a schedule to the prepackaged plan;

     the claim or interest is scheduled as unliquidated, disputed, contingent or unknown;

     the claim or interest is the subject of a timely objection or request for estimation in accordance with the Bankruptcy Code, the Bankruptcy Rules, any applicable order of the Bankruptcy Court, the prepackaged plan or applicable non-bankruptcy law, which objection or request for estimation has not been withdrawn or resolved; or

     the claim or interest is otherwise specified as 'disputed' as a 'disputed claim' pursuant to the prepackaged plan.

SUMMARY OF DISTRIBUTIONS UNDER THE PREPACKAGED PLAN

    THE FOLLOWING SUMMARY OF DISTRIBUTIONS UNDER THE PREPACKAGED PLAN IS SUBJECT, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE, TO THE PREPACKAGED PLAN.

    The following describes the prepackaged plan's classification of claims against and interests in us and the treatment that holders of allowed claims and allowed interests would receive for such allowed claims and allowed interests under the prepackaged plan. Holders of such allowed claims or allowed interests can agree to accept less favorable treatment by settlement or otherwise.

    If the prepackaged plan is confirmed by the bankruptcy court, each holder of an allowed claim or allowed interest in a particular class will receive the same treatment as the other holders in the same class of claims or interests, whether or not such holder voted to accept the prepackaged plan. Moreover, upon confirmation, the prepackaged plan will be binding on all of our creditors and stockholders regardless of whether such creditors or stockholders voted to accept the prepackaged plan (unless such holder agrees to accept less favorable treatment). Such treatment will be in full satisfaction, release and discharge of and in exchange for such holder's claims against or interests in us, except as otherwise provided in the prepackaged plan.

    Treatment of Unclassified Claims. The Bankruptcy Code does not require classification of certain priority claims against a debtor. In this case, these unclassified claims include administrative claims and priority tax claims as set forth below.

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
        1. Administrative Claims. An 'administrative claim' is any cost or expense of administration of our reorganization case allowed under Section 503(b), and referred to in Section 507(a)(1), of the Bankruptcy Code. These claims include, without limitation:

         any actual and necessary costs and expenses of preserving our estate and operating our business during our reorganization case, including any indebtedness or obligations incurred or assumed by us as debtor in possession in connection with our conduct of our business or for the acquisition or lease of property or for the rendition of services, and any of our costs and expenses for the management, preservation, sale or other disposition of assets during our reorganization case, the administration, prosecution or defense of claims by or against us and for distributions under the prepackaged plan; and

         any allowances of compensation or reimbursement of expenses to the extent allowed by final order of the bankruptcy court under Sections 330 and 503(b) of the Bankruptcy Code.

        Subject to the bar date provisions contained in the prepackaged plan, each holder of an allowed administrative claim will, in full satisfaction, release, and discharge of such allowed administrative claim: (a) to the extent such claim is due and owing on the effective date of the prepackaged plan, be paid in full, in cash, on the distribution date; (b) to the extent such claim is not due and owing on the effective date of the prepackaged plan, be paid in full, in cash, in accordance with the terms of any agreement between us and such holder, or as may be due and owing under applicable nonbankruptcy law or in the ordinary course of business; or
    (c) on such other terms and conditions as are acceptable to the parties.

        If the bankruptcy court confirms the prepackaged plan within the time frame anticipated by us, we expect that the amount of administrative claims will be significantly less than if we had commenced a reorganization case without prior receipt of the approvals necessary to confirm the prepackaged plan. In the event the bankruptcy court confirms the prepackaged plan within 45 days after the commencement of our reorganization case, and assuming there is no significant litigation initiated or objections filed with respect to the prepackaged plan, we estimate that the aggregate allowed amount of administrative claims (other than those discharged or to be satisfied by us in the ordinary course of business) will be approximately
    $      as of the date the prepackaged plan becomes effective.

        2. Priority Tax Claims. A 'priority tax claim' is that portion of any claim against us for unpaid taxes which is entitled to priority in right of payment under Section 507(a)(7) of the Bankruptcy Code. We are now current and anticipate that we will continue to be current on our tax obligations at the time we commence our reorganization case. Assuming the bankruptcy court confirms the prepackaged plan within 45 days after the commencement of our reorganization case, we estimate that the aggregate allowed amount of priority tax claims (other than those discharged by us in the ordinary
    course of business) will be approximately $      in taxes on the date the
    prepackaged plan becomes effective.

        Pursuant to the prepackaged plan, each holder of a priority tax claim that is an allowed claim will, in full satisfaction, release, and discharge of such allowed priority tax claim: (a) to the extent such claim is due and owing on the effective date of the prepackaged plan, be paid in full, in cash, on the distribution date; (b) to the extent such claim is not due and owing on the effective date of the prepackaged plan, be paid in full, in cash, in accordance with the terms of any agreement between the parties, or as may be due and owing under applicable nonbankruptcy law, or in the ordinary course of business; or (c) on such other terms and conditions as are acceptable to the parties.

    Treatment of Classified Claims. The following describes the prepackaged plan's classification of the claims and interests that are required to be classified under the Bankruptcy Code and the treatment that the holders of allowed claims or allowed interests will receive for such claims or interests:

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
        Class 1 -- Other Priority Claims. Class 1 consists of all priority claims. A priority claim is any claim against us for an amount entitled to priority under Section 507(a) of the Bankruptcy Code, other than an administrative claim or a priority tax claim. These claims are primarily for employee wages, vacation pay, severance pay, contributions to benefit plans and other similar amounts. We estimate that the aggregate allowed amount of
    priority claims will be less than $      on the date the prepackaged plan
    becomes effective.

        We intend to seek an order approving the pre-effective date payment of priority claims. To the extent such an order is not entered or such claims are not paid prior to the date the prepackaged plan becomes effective, pursuant to the prepackaged plan, the legal, equitable and contractual rights of the holders of allowed Class 1 claims are unaltered by the plan. Each holder of an allowed Class 1 claim, will, in full satisfaction of and in exchange for such allowed Class 1 claim: (a) to the extent such claim is due and owing on the effective date of the prepackaged plan, be paid in full, in cash, on the distribution date; (b) to the extent such claim is not due and owing on the effective date of the prepackaged plan, be paid in full, in cash, in accordance with the terms of any agreement between the parties, or as may be due and owing under applicable non-bankruptcy law or in the ordinary course of business; or (c) on such other terms and conditions as are acceptable to the parties.

        CLASS 1 IS UNIMPAIRED, AND THE HOLDERS OF CLAIMS IN CLASS 1 ARE CONCLUSIVELY PRESUMED PURSUANT TO SECTION 1126(F) OF THE BANKRUPTCY CODE TO HAVE ACCEPTED THE PREPACKAGED PLAN.

        Class 2 -- Senior Secured Discount Note Claims. Class 2 consists of all senior secured claims. The senior secured claims are comprised of the senior secured discount note claims, senior secured note claims and Lehman senior credit facility claims, all of which are secured by common collateral.

        As to the senior secured discount note claims, our records reflect
    approximately     beneficial holders and a total obligation at March 15,
    2003, which includes principal and accrued interest, of $292,581,967. As to the senior secured note claims, our records reflect approximately beneficial holders and a total obligation at March 15, 2003, which includes principal and accrued interest, of $224,166,667. As to the Lehman senior term loan claims, our records reflect one beneficial holder, Lehman, and a total obligation at March 15, 2003, which includes principal and accrued interest, of $155,213,333.

        Each holder of an allowed Class 2 claim will receive a pro rata distribution of our common stock equal to approximately 779.5 shares for each $1,000 of principal and interest as of March 15, 2003. For purposes of calculating that distribution, the prepackaged plan divides Class 2 into subclasses and provides for a pro rata distribution of the following number of shares of our common stock for each of the subclasses:

           Class 2A (Senior Secured Discount Note Claims) -- 228,067,643 shares of our common stock.

           Class 2B (Senior Secured Note Claims) -- 174,737,417 shares of our common stock.

           Class 2C (Lehman Senior Credit Facility Claims) -- 120,988,793 shares of our common stock.

        CLASS 2 IS IMPAIRED, AND THE HOLDERS OF CLAIMS IN CLASS 2 ARE ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

        Class 3 -- Loral Claims. Class 3 consists of the senior term loan claims of Loral. As to the Loral senior term loan claims, our records reflect one beneficial holder, Loral, and a total obligation at March 15, 2003, which includes principal and accrued interest, of $75,644,620. Loral, as the holder of record of the allowed Class 3 claim, on the distribution record date will receive a total of 58,964,982 shares of our common stock, equal to approximately 779.5 shares for each $1,000 of principal and interest as of March 15, 2003, or approximately 6.1% of our common stock as of the effective date.

        CLASS 3 IS IMPAIRED, AND THE HOLDERS OF CLAIMS IN CLASS 3 ARE ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

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
        Class 4 -- Other Secured Claims. Class 4 consists of all secured claims other than the claims in Classes 2 and 3. For purposes of the prepackaged plan each such allowed other secured claim will be deemed a separate subclass. We estimate that the amount of such claims will not exceed $5 million in the aggregate. At our option, each holder of an allowed Class 4 claim will either (a) have the property that serves as collateral for its claim returned, or (b) have its claim 'cured and reinstated', in accordance with Section 1124(2) of the Bankruptcy Code.

        CLASS 4 IS UNIMPAIRED, AND THE HOLDERS OF CLAIMS IN CLASS 4 ARE CONCLUSIVELY PRESUMED PURSUANT TO SECTION 1126(F) OF THE BANKRUPTCY CODE TO HAVE ACCEPTED THE PREPACKAGED PLAN AND ARE NOT ENTITLED TO VOTE.

        Class 5 -- Convertible Subordinated Note Claims. Class 5 consists of all convertible subordinated note claims. As to the convertible subordinated
    note claims, our records reflect approximately     beneficial holders and a
    total obligation at March 15, 2003, which includes principal and accrued interest, of $17,845,324. Each holder of record of an allowed Class 5 claim on the distribution record date will receive 779.5 shares of our common stock on account of each $1,000 of principal and interest as of March 15, 2003, for an aggregate distribution of 13,910,430 shares of common stock.

        CLASS 5 IS IMPAIRED, AND THE HOLDERS OF CLAIMS IN CLASS 5 ARE ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

        Class 6 -- Insured Claims. Class 6 consists of all claims that are covered by insurance policies maintained by or for our benefit, but only to the extent of insurance coverage under such insurance policies. We are presently unable to determine the amount of such claims (if any) that will be asserted in this class. Under the prepackaged plan, holders of insured claims that become allowed claims will have their legal, equitable and contractual rights unaltered by the plan.

        CLASS 6 IS UNIMPAIRED, AND THE HOLDER OF CLAIMS IN CLASS 6 ARE CONCLUSIVELY PRESUMED PURSUANT TO SECTION 1126(F) OF THE BANKRUPTCY CODE TO HAVE ACCEPTED THE PREPACKAGED PLAN AND ARE NOT ENTITLED TO VOTE.

        Class 7 -- General Unsecured Claims. Class 7 consists of all unsecured claims, except for administrative claims, priority tax claims or claims in Classes 1 through 6, inclusive. General unsecured claims will include trade and vendor claims. Our records indicate approximately $40 million in accounts payable that would be included in Class 7. To the extent any allowed general unsecured claim has not been paid or satisfied by performance in full prior to the date the prepackaged plan becomes effective, the legal, equitable and contractual rights of the holders of allowed Class 7 claims are unaltered by the prepackaged plan. In full satisfaction of and in exchange for each allowed Class 7 claim, the holder will: (a) to the extent such claim is due and owing on the effective date of the prepackaged plan, be paid in full, in cash, on the distribution date;
    (b) to the extent such claim is not due and owing on the effective date of the prepackaged claim, be paid in full, in cash, in accordance with the terms of any agreement between the parties, or as may be due and owing under applicable nonbankruptcy law or in the ordinary course of business; or
    (c) on such other terms and conditions as are acceptable to the parties.

        CLASS 7 IS UNIMPAIRED, AND THE HOLDERS OF CLAIMS IN CLASS 7 ARE CONCLUSIVELY PRESUMED PURSUANT TO SECTION 1126(F) OF THE BANKRUPTCY CODE TO HAVE ACCEPTED THE PREPACKAGED PLAN AND ARE NOT ENTITLED TO VOTE.

        Class 8 -- Preferred Stock. Class 8 consists of all preferred stock interests and is divided into three subclasses for the purposes of calculating distributions.

        Class 8A -- Series A Preferred Stock Interests. Class 8A consists of all interests of holders of our 9.2% Series A Junior Cumulative Convertible Preferred Stock issued and outstanding on the date the petition for relief is filed with the bankruptcy court. Apollo is the only holder of a Class 8A interest. Apollo, as the holder of record of the allowed Class 8A interest
    on the distribution record date, will receive an aggregate of       newly
    issued shares of our

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
    common stock and warrants to purchase       shares of our common stock.
    These warrants will have an exercise price of $    per share and expire two
    years from their issue date.

        CLASS 8A IS IMPAIRED, AND THE HOLDER OF INTERESTS IN CLASS 8A IS ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

        Class 8B -- Series B Preferred Stock Interests. Class 8B consists of all interests of holders of our 9.2% Series B Junior Cumulative Convertible Preferred Stock issued and outstanding on the date the petition for relief is filed with the bankruptcy court. Apollo is the only holder of a Class 8B interest. Apollo, as the holder of record of the allowed Class 8B interest
    on the distribution record date, will receive an aggregate of       newly
    issued shares of our common stock and warrants to purchase       shares of
    our common stock. These warrants will have an exercise price of $    per
    share and expire two years from their issue date.

        CLASS 8B IS IMPAIRED, AND THE HOLDER OF INTERESTS IN CLASS 8B IS ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

        Class 8C -- Series D Preferred Stock Interests. Class 8 consists of all interests of holders of our 9.2% Series D Junior Cumulative Convertible Preferred Stock issued and outstanding on the date the petition for relief is filed with the bankruptcy court. Blackstone is the only holder of a
    Class 8C interest. Blackstone, as the holder of record of the allowed
    Class 8C interest on the distribution record date will receive an aggregate
    of       newly issued shares of our common stock and warrants to purchase shares of our common stock. These warrants will have an exercise price
    of $    per share and expire two years from their issue date.

        CLASS 8C IS IMPAIRED, AND THE HOLDER OF INTERESTS IN CLASS 8C IS ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

        Class 9 -- Common Stock Interests. Class 9 consists of all interests of holders of our common stock issued and outstanding on the date the petition for relief is filed with the bankruptcy court. We estimate that, as of the date of this Proxy Statement, there are approximately 75,000 beneficial holders of Class 9 interests. Each holder of a Class 9 interest will retain its interest as it existed on the date the petition for relief is filed with the bankruptcy court; however, the issuance of common stock in exchange for the impaired classes of claims and interests under the prepackaged plan will substantially dilute the ownership interest of each holder of a Class 9 interest.

        CLASS 9 IS IMPAIRED AND THE HOLDERS OF INTERESTS IN CLASS 9 ARE ENTITLED TO VOTE ON THE PREPACKAGED PLAN.

        Class 10 -- Other Interests. Class 10 consists of all interests of holders of our warrants and options issued and outstanding on the date the petition for relief is filed with the bankruptcy court. These other interests include warrants issued to automotive partners, content providers, and certain warrants issued in connection with the senior secured notes and Lehman senior term loans as well as options issued to employees, consultants and members of our board of directors. See 'Description of Capital Stock and Warrants.' We estimate that, as of the date of this Proxy Statement, there are approximately 350 beneficial holders of Class 10 interests. Under the plan, the other interests will be retained by their holders.

        CLASS 10 IS UNIMPAIRED AND THE HOLDERS OF INTERESTS IN CLASS 10 ARE CONCLUSIVELY PRESUMED PURSUANT TO SECTION 1126(F) OF THE BANKRUPTCY CODE TO HAVE ACCEPTED THE PREPACKAGED PLAN.

CONFIRMATION OF THE PREPACKAGED PLAN

    If we seek to implement the prepackaged plan by commencing a reorganization case, we will promptly request that the bankruptcy court hold a confirmation hearing (including a determination that the prepackaged plan solicitation was in compliance with any applicable nonbankruptcy law, rule or regulation governing the adequacy of disclosure or, if there is not any such law, rule or regulation, was made after disclosure of adequate information as defined in the Bankruptcy
Code), upon such notice to parties in interest as is required by the Bankruptcy Code and the bankruptcy court. Rule 2002(b) of the Bankruptcy Rules requires no less than 25 days' notice by mail of the time for filing objections to confirmation of the prepackaged plan and of the time and place of the confirmation hearing, unless the bankruptcy court shortens or lengthens this period. Parties in interest, including all holders of impaired claims and interests, will be provided notice by mail, or by publication if required by the bankruptcy court, of the date and time fixed by the bankruptcy court for the confirmation hearing. Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of the prepackaged plan. The bankruptcy court will also establish procedures for the filing and service of objections to confirmation of the prepackaged plan. Such procedures will be described to parties in interest in the notice informing them of the time for filing objections to confirmation of the prepackaged plan.

    ANY OBJECTIONS TO CONFIRMATION OF THE PREPACKAGED PLAN MUST BE FILED WITH THE BANKRUPTCY COURT IN ACCORDANCE WITH APPLICABLE BANKRUPTCY RULES AND ANY PROCEDURES ESTABLISHED BY THE BANKRUPTCY COURT.

    In order for the prepackaged plan to be confirmed, and regardless of whether all impaired classes of claims and interests vote to accept the prepackaged plan, the Bankruptcy Code requires that the bankruptcy court determine that the prepackaged plan complies with the requirements of Section 1129 of the Bankruptcy Code. Section 1129 of the Bankruptcy Code requires for confirmation, among other things, that:

     except to the extent the prepackaged plan meets the 'nonconsensual confirmation' standards discussed below under ' -- Confirmation of the Prepackaged Plan Without Acceptance By All Classes of Impaired Claims and Interests,' the prepackaged plan be accepted by each impaired class of claims and interests by the requisite votes of holders of claims or interests in such impaired classes;

     the prepackaged plan is feasible (that is, there is a reasonable probability that we will be able to perform our obligations under the prepackaged plan and continue to operate our business without the need for further financial reorganization) (see ' -- Feasibility of the Prepackaged Plan'); and

     the prepackaged plan meets the requirements of Section 1129(a)(7) of the Bankruptcy Code, which requires that, with respect to each impaired class, each holder of a claim or interest in such class either (a) accepts the prepackaged plan or (b) receives at least as much pursuant to the prepackaged plan as such holder would receive in our liquidation under Chapter 7 of the Bankruptcy Code (see ' -- The Best Interests Test').

In addition, we must demonstrate in accordance with Section 1129 of the Bankruptcy Code that:

     the prepackaged plan is proposed in good faith;

     the prepackaged plan complies with the Bankruptcy Code;

     payments for services or costs and expenses in or in connection with the case, or in connection with the prepackaged plan, have been approved by or are subject to the approval of the bankruptcy court;

     the individuals to serve as our officers and directors have been disclosed and their appointment or continuance in such office is consistent with the interests of creditors and interest holders;

     the identity of any insider that will be employed or retained by us is disclosed, as well as any compensation to be paid to such insider;

     all statutory fees have been or will be paid; and

     the prepackaged plan provides for the continued maintenance of retiree benefits, if any, at a certain level.

ACCEPTANCE OF THE PREPACKAGED PLAN

    As a condition to confirmation, the Bankruptcy Code requires that each impaired class of claims or interests accept a plan of reorganization, unless the 'cramdown' requirements of

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
Section 1129(b) of the Bankruptcy Code are met. Classes of claims or interests that are not 'impaired' under a plan are deemed to have accepted the plan and are not entitled to vote.

FEASIBILITY OF THE PREPACKAGED PLAN

    The Bankruptcy Code requires that, in order to confirm the prepackaged plan, the bankruptcy court find that confirmation of the prepackaged plan will not likely be followed by the liquidation or the need for further financial reorganization. For the prepackaged plan to meet the 'feasibility test,' the bankruptcy court must find that we will possess the resources and working capital necessary to fund our operations and that we will be able to meet our obligations under the prepackaged plan.

    We have analyzed our ability to meet our obligations under the prepackaged plan. As part of our analysis, we have considered our forecasts of our financial performance after completion of our reorganization case contained herein. These projections and the significant assumptions on which they are based are included in this Proxy Statement. See 'Unaudited Projected Consolidated Financial Information.' We believe, based on our analysis, that the prepackaged plan provides a feasible means of reorganization from which there is a reasonable expectation that, following the effectiveness of the prepackaged plan, we will possess the resources and working capital necessary to fund our operations and to meet our obligations under the prepackaged plan.

    In connection with confirmation of the prepackaged plan, the bankruptcy court will have to determine that the prepackaged plan is feasible. There can be no assurance that the bankruptcy court will agree with our determination. In particular, there can be no assurance that the bankruptcy court will accept the projections or the assumptions underlying our determination.

THE BEST INTERESTS TEST

    Even if the prepackaged plan is accepted by each impaired class of claims and interests, Section 1129(a)(7) of the Bankruptcy Code requires that in order to confirm the prepackaged plan, the bankruptcy court must determine that either
(1) each member of an impaired class of claims or interests has accepted the prepackaged plan or (2) the prepackaged plan will provide each nonaccepting member of an impaired class of claims or interests a recovery that has a value at least equal to the value of the distribution that such member would receive if we were liquidated under Chapter 7 of the Bankruptcy Code. If all members of an impaired class of claims or interests accept the prepackaged plan, the best interests test does not apply with respect to that class.

    The first step in meeting the best interests test is to determine the dollar amount that would be generated from the liquidation of our assets and properties in the context of a Chapter 7 liquidation case. The total amount available would be the sum of the proceeds from the disposition of our assets and the cash held by us at the time of the commencement of the Chapter 7 case. The next step is to reduce that total by the amount of any claims secured by such assets, the costs and expenses of the liquidation, and such additional administrative expenses and priority claims that may result from the termination of our business and the use of Chapter 7 for the purposes of liquidation. Finally, the present value of that amount (taking into account the time necessary to accomplish the liquidation) is allocated to creditors and stockholders in the strict order of priority in accordance with Section 726 of the Bankruptcy Code which requires that no junior creditor receive any distribution until all senior creditors are paid in full and can be compared to the value of the property that is proposed to be distributed under the prepackaged plan on the date the prepackaged plan becomes effective.

    After consideration of the effects that a Chapter 7 liquidation would have on the ultimate proceeds available for distribution to creditors in a Chapter 11 case, including:

     the increased costs and expenses of a liquidation under Chapter 7 arising from fees payable to a trustee in bankruptcy and professional advisors to such trustee;

     the erosion in value of assets in a Chapter 7 case in the context of the expeditious liquidation required under Chapter 7 and the 'forced sale' atmosphere that would prevail; and substantial increases in claims which would be satisfied on a priority basis or on a parity with creditors in a Chapter 11 case, we have determined that confirmation of the prepackaged plan will provide each creditor and equity holder with a recovery that is not less than it would receive pursuant to our liquidation under Chapter 7 of the Bankruptcy Code. Moreover, we believe that the value of any distributions from the liquidation proceeds to each class of allowed claims and interests in a Chapter 7 case would be less than the value of distributions under the prepackaged plan because such distributions in Chapter 7 may not occur for a substantial period of time. In this regard, it is possible that distribution of the proceeds of the liquidation could be delayed for a substantial time after the completion of such liquidation to resolve all objections to claims and prepare for distributions.

LIQUIDATION ANALYSIS

    THE FOLLOWING LIQUIDATION ANALYSIS IS AN ESTIMATE OF THE PROCEEDS THAT MAY BE GENERATED AS A RESULT OF THE HYPOTHETICAL CHAPTER 7 LIQUIDATION OF OUR ASSETS. THE ANALYSIS IS BASED UPON A NUMBER OF SIGNIFICANT ASSUMPTIONS WHICH ARE DESCRIBED BELOW. THE LIQUIDATION ANALYSIS DOES NOT PURPORT TO BE A VALUATION OF OUR ASSETS AND IS NOT NECESSARILY INDICATIVE OF THE VALUES THAT MAY BE REALIZED IN AN ACTUAL LIQUIDATION.

                              LIQUIDATION ANALYSIS
                              AS OF MARCH 31, 2003
                                  (UNAUDITED)
                                 (IN MILLIONS)

                                               BOOK VALUE       RECOVERY             RECOVERY
                                               ----------   -----------------     ---------------
                                                             LOW        HIGH       LOW      HIGH
PROCEEDS                                                     ---        ----       ---      ----
Cash, cash equivalents and marketable
  securities(1)..............................   $     87    $   87     $   87     100.0%    100.0%
Prepaid expenses.............................          5         0          0       0.0       0.0
Property and equipment, net(2)
    Satellites(3)............................        869        13         32       1.5       3.7
    Terrestrial repeater equipment(4)........         70         0          0       0.0       0.0
    Broadcast studio equipment(5)............         17         3          5      17.7      29.4
    Customer care, billing and conditional
      access systems(6)......................         17         0          0       0.0       0.0
    Satellite telemetry, tracking and control
      equipment(7)...........................         11         0          0       0.0       0.0
    Leasehold improvements...................         20         0          0       0.0       0.0
    Furniture, fixtures and equipment........         13         1          1       7.7       7.7
FCC license(8)...............................         84         0          0       0.0       0.0
                                                --------    ------     ------
        Total proceeds.......................   $  1,193    $  104     $  125       8.7%     10.5%
                                                --------    ------     ------
                                                --------    ------     ------
LESS
Administrative and priority claims
    Severance............................................   $    3     $    3
    Wind-down operating costs............................        1          1
    Trustee and professional fees........................        3          3
                                                            ------     ------
PROCEEDS AVAILABLE FOR DISTRIBUTION......................   $   97     $  118
                                                            ------     ------
                                                            ------     ------
Secured Claims:
    Class 2 (Senior Secured Claims)..........   $    672
    Class 3 (Loral Claims)...................         76
    Class 4 (Other Secured Claims)...........          1
                                                --------
        Total Secured Claims.................   $    749
                                                --------
                                                --------
Class 2 (Senior Secured Debt)
Proceeds from FCC license and spare satellite(9).........   $   12     $   31       1.8%      4.6%
Class 2 deficiency claim.................................      660        641
Class 3 (Loral Claims)
Proceeds from terrestrial repeater network(10)...........        0          0       0.0%      .00%
Class 3 deficiency claim.................................       76         76
Class 4 (Other Secured Claims) (11)
Proceeds from collateral.................................        1          1     100.0%    100.0%
Class 4 deficiency claim.................................        0          0
Unsecured Claims:
    Deficiency Claims:
      Class 2 deficiency claim...........................      660        641
      Class 3 deficiency claim...........................       76         76
      Class 4 deficiency claim...........................        0          0
    Class 5 (Convertible Subordinated Note Claims).......       18         18
    Class 7 (General Unsecured Claims)(12)...............      150        150
                                                            ------     ------
        Total unsecured claims...........................   $  904     $  885
                                                            ------     ------
                                                            ------     ------
Proceeds available for distribution to Unsecured Claims
  (total proceeds minus distributions to secured
  creditors).............................................       84         86       9.3%      9.7%
Interests (Preferred Stock and Common Stock):
Proceeds available for distribution to Interests.........        0          0       0.0%      0.0%

                                                        (footnotes on next page)

(footnotes from previous page)

 (1) Marketable securities are stated at fair market value and consist of U.S. government agencies and commercial paper issued by major U.S. corporations with high credit ratings. These amounts may vary significantly depending on the number of subscribers acquired and any unforeseen costs.

 (2) Property and equipment, net includes leasehold improvements, satellites, terrestrial repeater equipment, broadcast studio equipment, satellite telemetry tracking and control, customer care, billing and conditional access equipment and furniture, fixtures and equipment. The estimated recovery with respect to these assets is based on management estimates, net of the costs and expenses associated with the sale of these assets.

 (3) We expect to dispose of our three satellites in outer space in accordance with the North American Space Administration's policy relating to the disposition of High Earth Orbit satellites. We estimate that our fourth satellite, currently in storage at Loral's facility in Palo Alto, California, could be sold for approximately $12 to $31 million of its $90 million purchase price. We estimate that the $15 million of spare parts we purchased for a fifth satellite could be sold for approximately
     $1 million.

 (4) We believe the cost of recovering our terrestrial repeater equipment for salvage will exceed the proceeds from the sale of the equipment.

 (5) We believe that the market value of our existing broadcast studio equipment is approximately 18% to 29% of the net book value of this equipment.

 (6) The hardware and software employed by our customer care, billings and conditional access operations has been developed for use only with our system. As a result, we do not expect any recovery with respect to such equipment.

 (7) Our satellite telemetry, tracking and control equipment was purchased and designed for use only with our satellites which, in turn, employ spectrum licensed by the FCC. We do not expect any potential purchasers of this equipment in the event we are forced to liquidate.

 (8) We do not believe we will be able to find a buyer for our FCC license given the restrictions and conditions of such license.

 (9) The Lehman senior term loans, senior secured discount notes and senior secured notes are secured equally by a pledge of the stock of Satellite CD Radio, Inc., our subsidiary that holds our FCC license, and by a lien on our fourth, spare satellite. The spare parts we purchased for a fifth satellite are not subject to any liens.

(10) The Loral senior term loans are secured by a lien on our terrestrial repeater network.

(11) Other Secured Claims consist primarily of secured claims associated with the financing of furniture, fixtures and equipment. For purposes of this analysis, we have assumed that the proceeds of furniture, fixtures and equipment serves as collateral for all Other Secured Claims.

(12) Other unsecured claims consist of amounts related to terminated agreements and an estimate of accounts payable at March 31, 2003, projected to be approximately $150 million. We expect our lease rejection claims to aggregate approximately $7 million, which we expect will be satisfied from proceeds of our restricted investments.

                              -------------------

    THESE ESTIMATED LIQUIDATION VALUES ARE SPECULATIVE AND COULD VARY DRAMATICALLY FROM THE AMOUNTS THAT MAY ACTUALLY BE RECOVERED IN AN ACTUAL LIQUIDATION UNDER CHAPTER 7 OF THE BANKRUPTCY CODE. FURTHER, MANY OF OUR ASSETS, SUCH AS OUR SATELLITE CONSTELLATION, OUR SPARE SATELLITE, OUR FCC LICENSE AND SATELLITE TELEMETRY TRACKING AND CONTROL EQUIPMENT, HAVE BEEN DESIGNED, BUILT AND DEPLOYED FOR USE SOLELY IN A OUR SATELLITE RADIO SYSTEM. IN MANY CASES, OUR ASSETS MIGHT NOT COMMAND SIGNIFICANT PRICES IF PURCHASED FOR USES OTHER THAN SATELLITE RADIO.

    OUR FCC LICENSE MAY NOT BE TRANSFERRED OR SOLD WITHOUT THE APPROVAL OF THE FEDERAL COMMUNICATIONS COMMISSION.

    As described above, to estimate the liquidation proceeds we assumed that our assets are disposed of in a straight liquidation during a three-month wind-down period.

    Our belief that confirmation of the prepackaged plan will provide each holder of a claim or interest in an impaired class with a recovery at least equal to the recovery that such holder would receive pursuant to a liquidation under Chapter 7 of the Bankruptcy Code is based on a comparison of the liquidation values set forth in the liquidation analysis above with our estimate of the value of the distributions to the holders of claims pursuant to the prepackaged plan. In preparing these analyses, we were assisted by UBS Warburg LLC, our financial advisor in connection with the restructuring.

ALTERNATIVES TO CONFIRMATION OF THE PREPACKAGED PLAN

    If the prepackaged plan is not confirmed, we or, subject to further determination by the bankruptcy court as to extensions of our exclusive period within which to propose a plan of reorganization (which is the first 120 days after the commencement of reorganization case, subject to reduction or extension by the bankruptcy court), any other party in interest in our reorganization case could attempt to formulate and propose a different plan or plans of reorganization. Such plans could involve a reorganization and continuation of our businesses, a sale of our business as a going concern, an orderly liquidation of our assets, or any combination thereof. If no plan of reorganization is confirmed by the bankruptcy court, our reorganization case may be converted to a liquidation case under Chapter 7 of the Bankruptcy Code. In that event, the bankruptcy court may grant holders of secured claims relief from the automatic stay to foreclose on their collateral and, accordingly, our valuable assets may be lost.

    We have agreed that, in the event the lockup agreement is terminated by Apollo, Blackstone or Oppenheimer upon the occurrence of specified events that constitute a material adverse change, we will grant co-exclusivity to propose a plan of reorganization to Lehman, Loral and the members of the informal noteholders committee which negotiated the terms of the restructuring with us.

    In a Chapter 7 case, a trustee would be appointed or elected with the primary duty of liquidating our assets. Typically, in a liquidation assets are sold for less than their going concern value and, accordingly, the return to creditors would be reduced. Proceeds from liquidation would be distributed to our creditors in accordance with the priorities set forth in the Bankruptcy Code.

    Because of the difficulties in estimating what our assets would bring in a liquidation and the uncertainties concerning the aggregate claims to be paid and their priority in liquidation, it is not possible to predict with certainty what return, if any, each class of claims or interests might receive in a liquidation. Nevertheless, we believe that the most likely result would be the sale of our assets at a price which is significantly less than needed to pay our debts in full. We believe that holders of impaired claims and interests would realize a greater recovery under the prepackaged plan than would be realized under a Chapter 7 liquidation.

MEANS FOR IMPLEMENTING THE PREPACKAGED PLAN

MANAGEMENT

    On the date the prepackaged plan becomes effective, our management, control and operation will become the general responsibility of our board of directors in accordance with Delaware law. Our board of directors on the effective date is described under 'Management.' The prepackaged plan also authorizes us to enter into new employment agreements with our executive officers, which will become effective on the date the prepackaged plan becomes effective. For a description of the directors' and officers' backgrounds, affiliations, salary compensation and whether or not such persons are also insiders, see 'Management' on page 85.

    We will disclose, prior to the hearing on the confirmation of the prepackaged plan, such additional information as is necessary to satisfy Section 1129(a)(5) of the Bankruptcy Code including (1) the identity and affiliation of any other individual who is proposed to serve as one of our officers or directors, to the extent it is different than disclosed herein, and (2) the identity of any other insider that will be employed or retained by us and said insider's compensation.

RESTATED CORPORATE DOCUMENTS

    On the date the prepackaged plan becomes effective, our certificate of incorporation will be amended and restated to include (1) the amendments necessary to effect the restructuring, including an increase in the number of authorized shares of our common stock, described under 'The Restructuring -- The Charter Amendment' and (2) in accordance with Section 1123(a)(6) of the Bankruptcy Code, a prohibition on the issuance of non-voting equity securities.

CANCELLATION OF EXISTING SECURITIES AND INDEBTEDNESS

    As a general matter, on the effective date, all notes, indentures, instruments and other documents evidencing the claims or interests classified in Classes 2, 3, 5 and 8 of the prepackaged plan will be cancelled and any collateral security with respect to such claims will be released. Without limiting the generality of the foregoing, on the effective date of the plan, each of the following will be cancelled:

     the senior secured discount notes;

     the senior secured discount notes indenture;

     the senior secured notes;

     the senior secured notes indenture;

     Lehman credit agreement;

     Loral credit agreement;

     the convertible subordinated notes;

     the convertible subordinated notes indenture;

     the collateral agreements relating to our senior secured discount notes; senior secured notes; Lehman senior term loans and Loral senior term loans;

     the series A preferred stock;

     the series B preferred stock; and

     the series D preferred stock.

NEW EQUITY INVESTMENT

    As a condition to the effective date, Apollo, Blackstone and Oppenheimer will purchase an aggregate of 211,730,379 shares of our common stock for $200 million in cash. The obligation of Apollo, Blackstone and Oppenheimer to consummate the new equity investment is detailed in the lockup agreement and is subject to such terms and conditions, including the option of each party to terminate its obligation to consummate the new equity investment upon the commencement of our reorganization case.

ISSUANCE OF COMMON STOCK

    On the effective date of the prepackaged plan, we will issue, in accordance with the terms of the prepackaged plan, an aggregate of up to 962,385,874 newly issued shares of our common stock. All shares to be issued pursuant to the prepackaged plan will be, upon issuance, fully paid and non-assessable. The holders of this common stock will have no preemptive or other rights to subscribe for additional shares. The confirmation order of the bankruptcy court will provide that the issuance of common stock shall be exempt from the registration requirements of the Securities Act in accordance with Section 1145 of the Bankruptcy Code.

MANAGEMENT STOCK OPTION PLAN

    We will adopt, as of the effective date of the prepackaged plan, our new stock option plan through which options for up to 15% of the common stock outstanding on a fully diluted basis may be granted to our employees and consultants by our board of directors.

CONFIRMATION OF THE PREPACKAGED PLAN WITHOUT ACCEPTANCE BY ALL CLASSES OF IMPAIRED CLAIMS AND INTERESTS

    The Bankruptcy Code contains provisions for confirmation of a plan even if the plan is not accepted by all impaired classes, as long as at least one impaired class of claims has accepted the plan. These 'cram down' provisions are set forth in Section 1129(b) of the Bankruptcy Code. Under the 'cram down' provisions, upon the request of a plan proponent, the bankruptcy court will confirm a plan despite the lack of acceptance by an impaired class or classes if the bankruptcy court finds that:

     the plan does not discriminate unfairly with respect to each non-accepting impaired class; and

     the plan is fair and equitable with respect to each non-accepting impaired class.

    These standards ensure that holders of junior interests, such as stockholders, cannot retain any interest in the debtor under a plan that has been rejected by a senior class of impaired claims or interests unless such impaired claims or interests are paid in full.

    As used by the Bankruptcy Code, the phrases 'discriminate unfairly' and 'fair and equitable' have narrow and specific meanings unique to bankruptcy law. A plan does not 'discriminate unfairly' if claims or interests in different classes but with similar priorities and characteristics receive or retain property of similar value under a plan. By establishing separate classes for the holders of each type of claim or interest and by treating each holder of a claim or interest in each class identically, the prepackaged plan has been structured so as to meet the 'unfair discrimination' test of Section 1129(b) of the Bankruptcy Code.

    The Bankruptcy Code sets forth different standards for establishing that a plan is 'fair and equitable' with respect to a dissenting class, depending on whether the class is comprised of secured or unsecured claims or interests. In general, Section 1129(b) of the Bankruptcy Code permits confirmation notwithstanding non-acceptance by an impaired class if that class and all junior classes are treated in accordance with the 'absolute priority' rule, which requires that the dissenting class be paid in full before a junior class may receive any distributions under the plan. In addition, case law surrounding
Section 1129(b) requires that no class senior to a non-accepting impaired class receives more than payment in full on its claims.

    With respect to a class of unsecured claims that does not accept the prepackaged plan, we must demonstrate to the Bankruptcy Court that either:

     each holder of an unsecured claim in the dissenting class receives or retains under such plan property of a value equal to the allowed amount of its unsecured claim; or

     the holders of claims or holders of interests that are junior to the claims of the holders of such unsecured claims will not receive or retain any property under the prepackaged plan.

    Additionally, we must demonstrate that the holders of claims or interests that are senior to the claims or interests of the dissenting class of unsecured claims or interests receive no more than payment in full on their claims or interests under the prepackaged plan.

    Neither us nor any of our advisors, including UBS Warburg LLC, have undertaken to value our assets or our business. We also have not engaged any person to conduct a valuation of our assets or business in connection with the prepackaged plan. Our common stock is traded on the Nasdaq National Market, and a valuation for our company can be derived from trading information relating to our common stock.

    The price at which Apollo and Blackstone have agreed to purchase our common stock in the restructuring would result in an implied enterprise value of approximately $1 billion, and the price at which Oppenheimer agreed to purchase our common stock in the restructuring would result in an implied enterprise value of approximately $882 million.

    We believe that the prepackaged plan satisfies the 'cram down' requirements of the Bankruptcy Code. We may seek confirmation of the prepackaged plan over the objection of individual holders of claims who are members of an accepting class. However, there can be no assurance that the Bankruptcy Court will determine that the prepackaged plan meets the requirements of Section 1129(b) of the Bankruptcy Code.

DISTRIBUTIONS

    All distributions required under the prepackaged plan to holders of allowed claims and interests shall be made by a disbursing agent pursuant to a disbursing agreement. The disbursing agent may designate, employ or contract with other entities to assist in or perform the distributions. The disbursing agent and such other entities will serve without bond.

    The distribution date will mean the date, occurring on or as soon as practicable after the later of:

     the effective date; and

     the date when a claim becomes an allowed claim or an interest becomes an allowed interest.

    Only holders of record of note and term loan claims as of the distribution record date shall be entitled to receive the distributions provided for in the prepackaged plan. As of the close of business on the distribution record date, the respective transfer ledgers in respect of the notes and term loans will be closed, for purposes of making the distributions required in accordance with the provisions of the prepackaged plan. We and the disbursing agent will have no obligation to recognize any transfer of notes or term loans occurring after the distribution record date for purposes of such distributions. We and the disbursing agent will recognize and, for purposes of making such distributions under the prepackaged plan, deal only with those holders of record reflected on the transfer ledgers maintained by the registrars for the notes and term loans as of the close of business on the distribution record date, provided that nothing contained in the prepackaged plan will be deemed to prohibit or otherwise restrict the right of any such holder to transfer such securities at any time.

    Distributions to holders of allowed claims and allowed interests will be made at the address of each such holder as set forth on the schedules filed by us with the bankruptcy court unless superseded by the address as set forth on the proofs of claim or proofs of interest filed by such holder or other writings notifying us of a change of address (or at the last known address of such holder if no proof of claim or proof of interest is filed or if we have not been notified in writing of a change of address), or in the case of holders of note or term loan claims may be made at the addresses of the registered holders contained in the records of the registrar as of the distribution record date, except as provided below. If any holder's distribution is returned as undeliverable, no further distributions to such holder will be made, unless and until we or the disbursing agent are notified of such holder's then current address, at which time all missed distributions will be made to such holder together with any interest or dividends earned thereon. Amounts in respect of undeliverable distributions made through a disbursing agent will be returned to such disbursing agent making such distribution until such distributions are claimed. All claims for undeliverable distributions will be made on or before the later of the second anniversary of the date the prepackaged plan becomes effective and the date 90 days after such claim is allowed. After such date all unclaimed property held by a disbursing agent for distribution to holders will be returned to us and the claim of any holder with respect to such property will be discharged and forever barred.

CONDITIONS TO EFFECTIVE DATE OF THE PREPACKAGED PLAN

    The effective date of the prepackaged plan will not occur until the conditions set forth below have been satisfied or waived:

     the confirmation order is a final order;

     the new equity investment is funded; and

     any waiting period applicable to the consummation of the prepackaged plan and occurrence of the effective date under the Hart-Scott-Rodino Act shall have expired or be terminated.

    Only the debtor may waive the 'final order' condition in its sole and absolute discretion, by filing a written waiver. No other condition is waivable by any party in interest.

MODIFICATION OF PREPACKAGED PLAN

    The proponents of the prepackaged plan reserve the right in accordance with
Section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019, after hearing on notice to the indenture trustees and such other entities as are entitled to such notice pursuant to Bankruptcy Rule 3019, to amend or modify the prepackaged plan prior to the entry of the confirmation order of the bankruptcy court by amending or modifying or supplementing the prepackaged plan, the indentures, instruments or agreements to be executed and delivered pursuant to the prepackaged plan or any other documents.

WITHDRAWAL OF PREPACKAGED PLAN

    We reserve the right to revoke and withdraw the prepackaged plan at any time prior to the entry of the confirmation order of the bankruptcy court. After withdrawal, or if entry of the confirmation order of the bankruptcy court does not occur, the prepackaged plan will be deemed null and void. In that event, nothing contained in the prepackaged plan or in any letter of transmittal or ballot shall be deemed to constitute a waiver or release of any claims by or against or any interests in us, or to prejudice in any manner our rights or the holders of any claim or interest in any further proceedings.

EFFECTS OF PREPACKAGED PLAN CONFIRMATION

DISCHARGE

    The rights afforded in the plan and the treatment of all claims and interests therein shall be in exchange for and in complete satisfaction, discharge and release of all claims and interests of any nature, whatsoever, including any interest accrued on such claims from and after the petition date. Except as otherwise provided in the plan or the confirmation order, on or after the effective date: (i) we will be discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all claims and interests, including claims and interests that arose before the effective date and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code whether or not: (a) a proof of claim or proof of interest based on such debt or interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a claim or interest based on such debt or interest is allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of a claim or interest based on such debt or interest has accepted the plan; and
(ii) all persons will be precluded from asserting against us, our successors or our assets or properties any other or future claims or interests based upon any act or omission, transaction or other activity of any kind or nature that occurred before the effective date.

    Except as otherwise provided in the plan or the confirmation order and in addition the injunction provided under Sections 524(a) and 1141 of the Bankruptcy Code, on and after the effective date of the prepackaged plan, all persons who have held, currently hold or may hold a debt, claim or interest discharged under the plan are permanently enjoined from taking any of the following actions on account of any such discharge, debt, claim or interest:

     commencing or continuing in any manner any action or other proceeding against our successors or our respective properties;

     enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against us, our successors, or our properties;

     creating, perfecting or enforcing any lien or encumbrance against us, our successors or our properties;

     asserting any setoff, right of subrogation or recoupment of any kind against any obligation due us, our successors or our properties; and

     commencing or continuing any action in any manner, in any place that does not comply with or is inconsistent with the provisions of the plan or the confirmation order.

    Any person injured by any willful violation of such injunction may recover actual damages, including costs and attorneys' fees and, in appropriate circumstances, may recover punitive damages from the willful violator.

REVESTING OF ASSETS AND OPERATIONS OF PROPERTY

    As of the effective date, all property of the estate shall revest in us free and clear of all claims, liens, encumbrances and other interests of the holders of claims and interests. Without limiting the generality of the foregoing, all rights, privileges, entitlements, the authorizations, grants, permits, licenses, easements, franchises, and other similar items which constitute part of, or are necessary or useful in the operation of our property or business now conducted by us (including our FCC licenses), will be vested in us on the effective date, of the prepackaged plan and will thereafter be exercisable and usable by us to the same and fullest extent they would have been exercisable and usable by us before the petition date. From and after the effective date, we may operate our business and use, acquire and dispose of property and settle and compromise claims or interests without supervision by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the plan and the confirmation order.

RETENTION OF CAUSES OF ACTION

    Except to the extent such rights, claims, causes of action, defenses, and counterclaims are expressly and specifically released in connection with the plan, or in any settlement agreement approved during our reorganization case:

     all rights, claims, causes of action, defenses, and counterclaims of or accruing to us will remain our assets, whether or not litigation relating thereto is pending on the effective date, and whether or not any such rights, claims, causes of action, defenses, and counterclaims have been listed or referred to in the plan, the schedules, or any other document filed with the Bankruptcy Court, and we do not waive, relinquish, or abandon (nor will we be estopped or otherwise precluded from asserting) any right, claim, cause of action, defense, or counterclaim: (a) whether or not such right, claim, cause of action, defense, or counterclaim has been listed or referred to in the plan or the schedules, or any other document filed with the Bankruptcy Court,
     (b) whether or not such right, claim, cause of action, defense, or counterclaim is currently known to us, and (c) whether or not a defendant in any litigation relating to such right, claim, cause of action, defense, or counterclaim filed a proof of claim in the reorganization case, filed a notice of appearance or any other pleading or notice in the reorganization case, voted for or against the prepackaged plan, or received or retained any consideration under the prepackaged plan. Without in any manner limiting the generality of the foregoing, notwithstanding any otherwise applicable principle of law or equity, including, without limitation, any principles of judicial estoppel, res judicata, collateral estoppel, issue preclusion, or any similar doctrine, the failure to list, disclose, describe, identify, or refer to a right, claim, cause of action, defense, or counterclaim, or potential right, claim, cause of action, defense, or counterclaim, in the plan, the schedules, or any other document filed with the bankruptcy court will in no manner waive, eliminate, modify, release, or alter our right to commence, prosecute, defend against, settle, and realize upon any rights, claims, causes of action, defenses, or counterclaims that we have or may have, as of the confirmation date. We may commence, prosecute, defend against, settle, and realize upon any rights, claims, causes of action, defenses, and counterclaims in our sole discretion, in accordance with what is in our best interests.

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
OBJECTIONS TO CLAIMS AND INTERESTS/DISTRIBUTIONS

    The prepackaged plan provides that we may object to the allowance of claims or interests filed with the bankruptcy court and that after the date the prepackaged plan becomes effective only we may object to the allowance of claims and interests. Such objections may be resolved by a final order or by compromise or settlement. We, on the one hand, or the holder of any disputed claim, on the other hand, may seek resolution and/or enforcement of an unimpaired disputed claim (other than a claim arising from the rejection of an unexpired lease or executory contract), if proof of the claim is timely filed, in the bankruptcy court, or, if no proof of claim is timely filed, in any other court of competent jurisdiction, either before or after the date the prepackaged plan becomes effective. Rejection claims may be resolved only in the bankruptcy court pursuant to the provisions of the prepackaged plan.

    At such time as a disputed claim or disputed interest becomes an allowed claim or allowed interest, in whole or in part, the prepackaged plan provides that the holder of such claim or interest will receive on the distribution date the property that would have been distributed to such holder on the date the prepackaged plan becomes effective if such allowed claim or allowed interest was an allowed claim or allowed interest on the date the prepackaged plan becomes effective.

LIMITATION OF LIABILITY

    Except as otherwise provided in the plan or the confirmation order, neither us, the committee established by the bankruptcy court, the informal creditors' committee, any signatory to the lockup agreement nor any of their respective officers, directors, members or employees (acting in such capacity), nor any professional persons employed by any of them shall have or incur any liability to any entity or person for any action taken or omitted to be taken in connection with or related to our reorganization case, the formulation, preparation, dissemination, solicitation, confirmation or consummation of the prepackaged plan, the lockup agreement, or any other action taken or omitted to be taken in connection with the plan or the prepetition restructuring efforts; provided that the foregoing will have no effect on the liability of any entity that would otherwise result from any such act or omission to the extent that such act or omission is determined in a final order to have constituted gross negligence or willful misconduct.

RETENTION OF JURISDICTION

    The prepackaged plan provides that the bankruptcy court will retain and have jurisdiction of all matters arising in, arising under, and related to our reorganization case and the prepackaged plan pursuant to, and for the purposes of, Sections 105(a) and 1142 of the Bankruptcy Code.

EXECUTORY CONTRACTS AND UNEXPIRED LEASES

    On the effective date of the prepackaged plan, and to the extent permitted by applicable law, all of our executory contracts and unexpired leases will be assumed in accordance with the provisions of Section 365 and Section 1123 of the Bankruptcy Code, excluding:

     any and all executory contracts or unexpired leases which are the subject of separate motions filed pursuant to Section 365 of the Bankruptcy Code by us prior to the commencement of the hearing on confirmation of the prepackaged plan, and all executory contracts or unexpired leases rejected prior to the entry of the confirmation order of the bankruptcy court. Contracts or leases entered into after the date of commencement of our reorganization case will be performed by us in the ordinary course of business. In order to assume an executory contract or unexpired lease, we must, if there has been a default in such executory contract or unexpired lease, other than a default caused solely by the filing of our reorganization case, at the time of assumption:

         cure, or provide adequate assurance that we will cure such default,

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
         compensate or provide adequate assurance that we will promptly compensate, a party to such contract or lease, for any actual pecuniary loss to such party resulting from such default, and provide adequate assurance of future performance under such contract or lease.

Any claims arising out of the rejection of contracts or leases must be filed with the bankruptcy court within 30 days after the later of (a) the entry of a final order authorizing such rejection and (b) the confirmation date of the prepackaged plan, or be forever barred. Each such claim will constitute a Class 7 claim, to the extent such claim is allowed by the bankruptcy court.

    Notwithstanding anything contained in the foregoing paragraph to the contrary, the prepackaged plan provides that we will assume, on the date the prepackaged plan becomes effective, our agreement with UBS Warburg LLC concerning the engagement of UBS Warburg LLC by us to render financial advisory services to us in connection with the recapitalization plan. We believe that we will be able to satisfy the requirements for assumption of our agreement with UBS Warburg LLC on the date the prepackaged plan becomes effective.

    If the prepackaged plan is confirmed, we will remain responsible to pay UBS Warburg LLC, subject to the approval of the bankruptcy court in accordance with the applicable provisions of the Bankruptcy Code, the transaction fee. We are also obligated to pay UBS Warburg LLC reasonable out-of-pocket expenses (including counsel fees) and will retain certain indemnity obligations pursuant to this agreement. We have paid the monthly fees owing under our agreement with UBS Warburg LLC and have committed to continue to pay the monthly fees.

    We currently intend to assume substantially all other executory contracts and unexpired leases in accordance with their terms.

MISCELLANEOUS PREPACKAGED PLAN PROVISIONS

UNCLAIMED DISTRIBUTIONS

    If any person entitled to receive common stock directly from the disbursing agent cannot be located on the date the prepackaged plan becomes effective, such common stock will be set aside and held by us. If such person is located within two years after the date the prepackaged plan becomes effective, such common stock will be paid or distributed to such person. If such person cannot be located within two years after the date the prepackaged plan becomes effective all unclaimed property held by the disbursing agent for holders of allowed note and term loan claims will be returned to us, and we will retain such property representing securities allocable to such holders of note and term loan claims (excluding such property as may be reserved by any indenture trustee pursuant to
an indenture trustee charging lien pursuant to Section   of the prepackaged
plan). All such property which is so returned to us will be canceled, and all other unclaimed property will be returned to us, and the claim of any holder with respect to such property will be discharged and forever barred.

SOURCES AND USES OF FUNDS

    We estimate that approximately $45 million will be required to make the cash payments that are to be made pursuant to the provisions of the prepackaged plan, i.e., the cash required to pay administrative claims, trade claims and employee expenses during our reorganization case. We estimate that our existing cash will be sufficient to cover our cash obligations under the prepackaged plan, as well as provide us with sufficient working capital to meet our ongoing obligations and any additional cash needs.

TREATMENT OF TRADE CREDITORS AND EMPLOYEES DURING OUR REORGANIZATION CASE

    WE INTEND PROMPTLY FOLLOWING THE COMMENCEMENT OF OUR REORGANIZATION CASE TO SEEK BANKRUPTCY COURT APPROVAL OF VARIOUS MEASURES DESIGNED TO ENSURE THAT OUR TRADE CREDITORS AND EMPLOYEES ARE UNAFFECTED BY THE FILING.

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
    We intend to seek the approval of the bankruptcy court, promptly following the commencement of our reorganization case, to make payments in the ordinary course of business in respect of claims of trade creditors. There can be no assurance, however, that the bankruptcy court will permit an early payment of the claims of trade creditors. IN ANY EVENT, THE PREPACKAGED PLAN PROVIDES THAT VALID CLAIMS OF TRADE CREDITORS ARE TO BE PAID IN FULL AND THAT THE HOLDERS OF SUCH CLAIMS WILL NOT BE REQUIRED TO FILE A PROOF OF CLAIM OR TAKE ANY OTHER FORMAL ACTION TO OBTAIN SUCH PAYMENT.

    Salaries, wages, expense reimbursements, accrued paid vacations, health-related benefits, severance benefits and similar benefits of our employees will be unaffected by the prepackaged plan. To ensure the continuity of our work force and to further accommodate the unimpaired treatment of employee benefits, we intend to seek the approval of the bankruptcy court, promptly following the commencement of our reorganization case, to pay all accrued prepetition salaries or wages, expense reimbursements and severance benefits, to permit employees to utilize their paid vacation time which accrued prior to the commencement of our reorganization case (so long as they remain our employees) and to continue paying medical benefits under our health plans. There can be no assurance that the bankruptcy court will permit early payment of employee claims and health benefits. IN ANY EVENT, THE PREPACKAGED PLAN PROVIDES FOR ALL EMPLOYEE CLAIMS AND BENEFITS TO BE PAID OR HONORED NO LATER THAN THE DATE ON OR AFTER THE DATE THE PREPACKAGED PLAN BECOMES EFFECTIVE WHEN SUCH PAYMENT OR OTHER OBLIGATION BECOMES DUE AND PERFORMABLE. EMPLOYEES SHALL NOT BE REQUIRED TO FILE A PROOF OF CLAIM OR TAKE ANY OTHER FORMAL ACTION TO OBTAIN SUCH PAYMENT.

    We estimate that payments to trade creditors and employees will total approximately $20 million over 45 days.

    In addition to any orders relating to the payment of prepetition claims of trade creditors, customers and employees, before the date the bankruptcy petition is filed, we intend to seek certain orders very shortly after commencement of our reorganization case, including the following (if necessary):

     an order authorizing the retention of professionals (including accountants, attorneys and financial advisors) in connection with our reorganization case;

     an order authorizing the retention of ordinary course professionals without the filing of individual retention applications and affidavits;

     an order authorizing us (a) to continue our current cash management system,
     (b) to maintain prepetition bank accounts and (c) to continue use of existing business forms and existing books and records;

     an order to permit us to use our current internal financial records and to be relieved from the filing of certain forms and schedules otherwise required by the 'United States Trustee Operating Guidelines and Reporting Requirements' (the 'Guidelines') to the extent the Guidelines are inconsistent with such current internal financial records;

     an order authorizing us to continue our current investment guidelines and invest our available cash in the customary manner and consistent with past practices;

     an order fixing the dates for the hearings on approval of this Proxy Statement and the prepackaged plan solicitation and confirmation of the prepackaged plan;

     an order enjoining the continuation of collection or other enforcement actions against us pending confirmation of the prepackaged plan; and

     such other orders as are typical in reorganization cases or that may be necessary for the preservation of our assets or for confirmation of the prepackaged plan.

    The orders will be sought pursuant to accompanying applications and, if appropriate, memoranda of law. The foregoing list is subject to change depending upon our needs in connection with our operations during our reorganization case. Failure of the bankruptcy court to enter one or more of these orders, or a delay in doing so, could result in our reorganization case becoming protracted and could delay, perhaps materially, the hearing on, and the ultimate confirmation of, the prepackaged plan.

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
TREATMENT OF HOLDERS OF CERTAIN INDEMNITY CLAIMS

    We believe that our obligations to indemnify our present and former directors, controlling persons, officers, affiliates, employees, advisors or agents against any obligation pursuant to our certificate of incorporation, bylaws, applicable state law or any specific agreement, or any combination of the foregoing, would constitute general unsecured claims in Class 7 under the prepackaged plan, which are unimpaired and which survive the confirmation of the prepackaged plan. The prepackaged plan provides specifically with regard to such indemnity claims that they will survive confirmation of the prepackaged plan, remain unaffected thereby, and not be discharged, regardless of whether indemnification is owed in connection with an event occurring before or after the commencement of our reorganization case. We currently have obligations pursuant to our certificate of incorporation, bylaws and by specific agreement to indemnify such persons against any and all claims that may be made against them as a result of their services to us to the extent permitted by the laws of the State of Delaware. It is our intention that this obligation to indemnify extend to the fullest extent permitted by Sections 1123 and 1141 of the Bankruptcy Code. This indemnification is in addition to, and does not supersede, the 'safe harbor' from liability provided by Section 1125(e) of the Bankruptcy Code for violation of applicable laws governing the solicitation of votes on a plan or the offer, issuance, sale or purchase of securities in connection with a plan.

    Pursuant to Section 502(e) of the Bankruptcy Code, the bankruptcy court will disallow any claim for reimbursement or contribution of an entity that is liable with the debtor on or has secured the claim of a creditor, to the extent that such claim is contingent as of the time of allowance or disallowance. Although we are unaware of any indemnification claims discussed above which may be for reimbursement or contribution of an entity that is liable with us on or has secured the claim of a creditor and which are contingent, should any such claims arise before the commencement of our reorganization case, and should the holder of any such claim elect to file proof of their claim pursuant to the prepackaged plan, then such claim should be disallowed if contingent at the time of its consideration by the bankruptcy court. However, should the holder of any such claim elect not to file proof of their claim pursuant to the prepackaged plan, then the holder of such claim will be entitled to enforce their claim outside bankruptcy court at such time as their claim becomes non-contingent, in which case the provisions of Section 502(e) of the Bankruptcy Code will have no application.

THE PREPACKAGED PLAN SOLICITATION

    Upon the terms and subject to the conditions set forth herein, we are soliciting acceptances of the prepackaged plan from beneficial holders on the voting record date of Classes 2, 3, 5, 8 and 9. Procedures for voting by beneficial owners of securities in these classes and, if a beneficial owner is not also the record holder, procedures for voting in conjunction with such record holder, are discussed below. The term 'beneficial owner' includes any person who has or shares, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, the power to vote or direct the voting of a security or other claim and/or dispose or direct the disposition of a security even though such person may not be the registered holder or holder of record on our books as of the close of business on the 'voting record date.' For purposes hereof, 'record holder' means a holder in whose name a security is registered or held of record on our books as of the close of business on the voting record date. The voting record date for purposes of voting on the prepackaged plan is 5:00 p.m., New York City time, on
              ,               , 2002.

VOTING BY HOLDERS

    Record holders of the securities in Classes 8 and 9 will receive with this Proxy Statement a form of ballot to be used for voting to accept or reject the prepackaged plan. In addition, record holders who are likely to be brokerage firms, commercial banks, trust companies or other nominees (collectively, 'nominees') will receive a form of master ballot which is to be used by nominees to record the votes of the beneficial owners for whom they hold the notes. Beneficial

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owners who are not the record holders on the voting record date will vote on the prepackaged plan through their respective record holders by returning to the nominee a completed ballot for inclusion by such nominee in the total voted by such nominee on the corresponding master ballot.

    Record holders of the securities who are also beneficial owners should complete the ballot they receive and return it to the voting agent in the envelope provided so that it is received by the voting agent no later than the solicitation expiration date.

    Nominees will receive, in addition to this Proxy Statement, a form of ballot which beneficial owners will use to instruct their nominees to cast their votes for or against the prepackaged plan. Nominees should (a) promptly provide copies of this Proxy Statement and the ballot to their beneficial owners who are their customers or who are the beneficial owners for whose account they hold, and (b) request such beneficial owners to vote on the prepackaged plan and to forward a properly completed ballot, as instructed by such nominee, to the nominee.

    A nominee collecting the ballots of its customers should instruct its customers to return their ballots to the nominee and should compile the votes of the beneficial owners who return executed ballots. Any such nominee should complete a master ballot indicating the total amount of securities and number of beneficial owners of such securities for which it received ballots, and the total amount of securities and the number of beneficial owners of such securities voted to accept or to reject the prepackaged plan, and return such master ballot to the voting agent, prior to the solicitation expiration date. The nominee should also retain all ballots it receives from its beneficial owners for disclosure to the bankruptcy court if necessary. A nominee who is also the beneficial owner of securities, registered in its own name on the voting record date, should execute a ballot to cast its own vote and then record that vote on the master ballot to be returned.

    THE DECISION TO VOTE ON THE PREPACKAGED PLAN IS COMPLETELY INDEPENDENT FROM THE DECISION OF WHETHER TO VOTE IN FAVOR OF THE RESTRUCTURING PROPOSALS. A VOTE IN FAVOR OF THE RESTRUCTURING PROPOSALS WILL NOT CONSTITUTE AN ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN. THEREFORE, ALL HOLDERS OF OUR COMMON AND PREFERRED STOCK ARE ENCOURAGED TO VOTE TO ACCEPT OR REJECT THE PREPACKAGED PLAN REGARDLESS OF WHETHER THEY CHOOSE TO PARTICIPATE IN THE PROXY SOLICITATION.

    PLEASE NOTE THAT A VOTE BY A HOLDER OF OUTSTANDING SECURITIES TO ACCEPT THE PREPACKAGED PLAN OR A FAILURE TO OBJECT TO CONFIRMATION OF THE PREPACKAGED PLAN DOES NOT CONSTITUTE THE ACCEPTANCE OR ACKNOWLEDGEMENT BY THE HOLDER OF THE ACCURACY OF ANY OF THE STATEMENTS, REPRESENTATIONS, VALUATIONS, FORECASTS OR OTHER INFORMATION CONTAINED IN THIS PROXY STATEMENT AND MAY NOT BE USED BY US OR ANY OTHER PERSON AS AN ADMISSION OF ANY KIND ON THE PART OF THE HOLDER. A VOTE BY ANY SUCH HOLDER TO ACCEPT THE PREPACKAGED PLAN MAY BE USED BY US SOLELY FOR PURPOSES OF DETERMINING AND REPRESENTING TO THE BANKRUPTCY COURT THE ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN BY THE CLASS INTO WHICH SUCH HOLDER'S CLAIM OR INTEREST HAS BEEN PLACED.

    Any beneficial owner of a security who acquired such security after the voting record date and who wishes to vote on the prepackaged plan must arrange to vote with its transferor by delivery to it of the ballot duly executed in blank by (or a duly executed proxy from) the beneficial owner of such security on the voting record date.

    Please see the ballots, master ballots and accompanying instructions for more detailed instructions for completing and executing the ballots and master ballots.

SOLICITATION EXPIRATION DATE; EXTENSIONS; AMENDMENTS

    The solicitation of votes on the prepackaged plan pursuant to this Proxy Statement will expire on the solicitation expiration date, which is 5:00 p.m.,
New York City time, on               ,

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
2003 unless such date is extended as set forth below, in which case the date to which it is extended shall be the solicitation expiration date. Except to the extent we so determine and as permitted by the bankruptcy court, ballots that are received after 5:00 p.m., New York City time, on the solicitation expiration date will not be accepted or used by us in connection with our request for confirmation of the prepackaged plan.

    We expressly reserve the right, at any time or from time to time, to extend the period of time for which the solicitation of acceptances of the prepackaged plan is to remain open by giving oral or written notice to the voting agent of such extension. Any extension of the expiration of the solicitation period will be followed by a public announcement thereof prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled solicitation expiration date. Without limiting the manner in which we may choose to make the public announcement, we will not have any obligation, unless otherwise required by law, to publish, advertise or otherwise communicate any such public announcement other than by making a timely release to the Dow Jones News Service. There can be no assurance that we will exercise this right to extend the solicitation period. During any extension of the prepackaged plan solicitation, all ballots previously given will remain subject to all the terms and conditions of the prepackaged plan solicitation, including the withdrawal and revocation rights specified herein.

    We expressly reserve the right to amend, at any time and from time to time, the terms of the prepackaged plan solicitation or to terminate the prepackaged plan solicitation and not accept any ballots or master ballots. If we make a material change in the terms of the prepackaged plan solicitation, we will disseminate additional solicitation materials and will extend the solicitation period, in each case to the extent required by law.

TERMINATION

    Notwithstanding any provisions of the prepackaged plan solicitation, we will not be required to accept any ballot or master ballot and we may terminate this prepackaged plan solicitation at our option at any time on or after the date of the commencement of the prepackaged plan solicitation. Any termination of the prepackaged plan solicitation prior to the solicitation expiration date will be followed by a public announcement thereof not later than 9:00 a.m., New York City time, on the next business day after such termination.

AGREEMENTS UPON FURNISHING BALLOTS

    The delivery of a ballot by a beneficial owner or record holder in accordance with the procedures set forth herein will constitute an agreement between such person or entity and us to accept all the terms of, and conditions to, this prepackaged plan solicitation.

    In addition, by executing and delivering a ballot to a brokerage firm, commercial bank, trust company or other nominee for the purpose of reflecting a vote in such nominee's master ballot, a beneficial owner will authorize and consent to the delivery of such beneficial owner's ballot to the voting agent by such brokerage firm, commercial bank, trust company, or other nominee upon the written request therefor by us or the voting agent.

MISCELLANEOUS

    ANY BALLOT THAT IS EXECUTED AND RETURNED BUT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN (OR THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PREPACKAGED PLAN) WILL BE DEEMED TO CONSTITUTE AN ABSTENTION WITH RESPECT TO THE PREPACKAGED PLAN. FAILURE BY A BENEFICIAL OWNER OR RECORD HOLDER TO SEND A SIGNED BALLOT WILL ALSO BE DEEMED TO CONSTITUTE AN ABSTENTION WITH RESPECT TO THE PREPACKAGED PLAN.

    ANY BALLOT OR MASTER BALLOT THAT IS EXECUTED, RETURNED AND INDICATES EITHER AN ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN BUT IN WHICH THE INFORMATION PERTAINING TO THE SECURITIES BEING VOTED HAS BEEN MISSTATED OR IS NOT STATED BY THE OWNER WILL BE DEEMED TO CONSTITUTE A VOTE OF THE TOTAL AMOUNT OF THE SECURITIES

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HELD OF RECORD OR HELD THROUGH A NOMINEE BY THE OWNER AND WHICH COULD VALIDLY
HAVE BEEN VOTED BY SAID BALLOT OR MASTER BALLOT, AS INDICATED.

    Unless a ballot or master ballot is completed acceptably and timely submitted to the voting agent on or prior to the solicitation expiration date, together with any other documents required by such ballot, we may, unless the bankruptcy court determines otherwise, in our sole discretion, reject such ballot or master ballot as invalid and, therefore, decline to utilize it in connection with seeking confirmation of the prepackaged plan by the bankruptcy court. For more specific information regarding the address to which the ballot(s) should be returned, refer to the instructions accompanying the ballot(s) or master ballot(s) or contact the voting agent at any of its addresses or phone numbers set forth on the back cover of this Proxy Statement.

    IN NO CASE SHOULD A BALLOT BE DELIVERED TO US OR THE INFORMATION AGENT.

    IF YOU HAVE ANY QUESTIONS AS TO VOTING ON THE PREPACKAGED PLAN, CONTACT THE VOTING AGENT OR THE INFORMATION AGENT AT THEIR ADDRESSES OR PHONE NUMBERS SET FORTH ON THE BACK COVER OF THIS PROXY STATEMENT.

CERTIFICATIONS

    By executing and returning a ballot, a person or entity

     will certify that such person or entity is the beneficial owner on the voting record date (or has a duly executed proxy from such beneficial owner) of the claims or interests being voted and that such person or entity has full power and authority to vote to accept or to reject the prepackaged plan;

     will certify that such person or entity has received and/or has had an opportunity to review a copy of this Proxy Statement and the other applicable solicitation materials and will acknowledge that the prepackaged plan solicitation is being made pursuant to the terms and conditions set forth therein;

     in the case of a ballot for a class of note claims, will certify that such person or entity either (a) is not submitting any other ballots with respect to securities of the same class, held in other accounts or other record names, or (b) is providing the names of, aggregate number of accounts with, and principal amount of all notes held by each record holder on its behalf on the voting record date and the number of ballots submitted on its behalf, and, in each case, that such person or entity has cast the same vote on all ballots to be submitted on its behalf with respect to the securities that it owns within a given class, and acknowledges that its vote with respect to such securities within a given class will be counted once in determining whether the requisite number of beneficial owners of such class voted to accept the prepackaged plan; and

     will acknowledge that the submission of a ballot will constitute a request of the beneficial owner to be treated as the holder of record of the securities to which such ballot related within the meaning of Bankruptcy Rule 3018(b).

    A broker, dealer, commercial bank, trust company or other nominee which is a record holder of notes will prepare, execute and deliver master ballot(s) to the voting agent to reflect the votes of the beneficial owners for whom it holds securities. By executing and returning a master ballot(s) such nominee:

     will certify that each such master ballot is an accurate compilation of the information included in the completed and executed ballots received from its beneficial owners;

     will certify that such nominee will retain in its files for disclosure to the bankruptcy court, if ordered, all ballots submitted to it, or copies thereof, until the earlier to occur of the entry of a final order confirming the prepackaged plan or the entry of a final decree closing our reorganization case;

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     will certify that such nominee has provided a copy of the Proxy Statement and other applicable solicitation materials to each beneficial owner included in such master ballot and will acknowledge that the solicitation is subject to all the terms and conditions set forth in the Proxy Statement;

     will certify that such nominee has received a duly completed and executed ballot, including all certifications required therein, from each beneficial owner included in such master ballot;

     will certify that such nominee is the record holder (or holds a written proxy to vote on behalf of such record holder) of the securities included in each such master ballot and/or has full power and authority to vote to accept or to reject the prepackaged plan and will acknowledge that the submission of such master ballot will constitute a request of such nominee to be treated as the holder of record of the securities to which such master ballot relates within the meaning of Bankruptcy Rule 3018(b); and

     will provide the total amount of securities in each respective master ballot voted to accept and voted to reject the prepackaged plan.

WAIVER OF IRREGULARITIES

    Unless otherwise directed by the bankruptcy court, all questions as to the validity, form, eligibility (including time of receipt), acceptance and revocation or withdrawal of master ballots or ballots will be determined in our sole discretion, which determination will be final and binding. We also expressly reserve the right to reject any and all master ballots or ballots not in proper form the acceptance of which would, in our opinion or in the opinion of our counsel, be unlawful. We further expressly reserve the right to waive any defects or irregularities or conditions of delivery as to any particular master ballot or ballot. Our interpretation (including of the master ballot or ballot and the respective instructions thereto), unless otherwise directed by the bankruptcy court, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of master ballots or ballots must be cured within such time as we (or the bankruptcy court) determine. Neither we nor any other person will be under any duty to provide notification of defects or irregularities with respect to deliveries of, nor notices of revocation or withdrawal of master ballots or ballots, nor will any of them incur any liabilities for failure to provide such notifications. Unless otherwise directed by the bankruptcy court, delivery of such master ballots or ballots will not be deemed to have been made until such irregularities have been cured or waived. Master ballots or ballots previously furnished (and as to which any irregularities have not been cured or waived) will be invalidated.

WITHDRAWAL; REVOCATION RIGHTS

    Acceptances or rejections may be withdrawn or revoked at any time prior to the solicitation expiration date by the beneficial owner on the voting record date who completed the original master ballot or ballot, or by the nominee who completed the master ballot in such beneficial owner's name, as the case may be. We do not intend to commence a reorganization case prior to the solicitation expiration date, although we reserve the right to do so in our sole discretion. After commencement of our reorganization case, withdrawal or revocation of votes accepting or rejecting the prepackaged plan may be effected only with the approval of the bankruptcy court.

    Acceptances or rejections in regard to the prepackaged plan may be withdrawn or revoked prior to commencement of our reorganization case by complying with the following procedures: (1) a beneficial owner of notes should deliver a written notice of withdrawal or revocation to such record holder for endorsement and delivery to the voting agent and (2) a record holder of notes who voted securities held for their own account should deliver a written notice of withdrawal or revocation to the voting agent. To be effective, a notice of revocation and withdrawal must:

     be timely received by the voting agent at one of the addresses specified herein,

     specify the name and/or customer account number of the beneficial owner whose vote on the prepackaged plan is being withdrawn or revoked,

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     contain the description of the claim as to which a vote on the prepackaged plan is withdrawn or revoked, and

     be signed by the beneficial owner of the claim who executed the ballot reflecting the vote being withdrawn or revoked, or by the nominee who executed the master ballot reflecting the vote being withdrawn or revoked, as applicable, in each case in the same manner as the original signature on the ballot or master ballot, as the case may be.

    After the commencement of our reorganization case, a notice of withdrawal of a previously furnished ballot or master ballot will not be effective without the approval of the bankruptcy court.

FEES AND EXPENSES

    Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to forward the material regarding the prepackaged plan solicitation to beneficial owners. We will reimburse such agents for reasonable out-of-pocket expenses incurred by them, but no compensation will be paid for their services.

    The information agent will act as information agent for the prepackaged plan solicitation and the voting agent will act as ballot agent with respect to votes by all classes that are voting. The voting agent will receive reasonable and customary compensation for its services, will be reimbursed for reasonable out-of-pocket expenses and will be indemnified against certain expenses in connection therewith. All questions regarding the prepackaged plan solicitation should be directed to the information agent. All deliveries to the voting agent relating to the prepackaged plan solicitation should be directed to the address set forth on the back cover of this Proxy Statement.

    REQUESTS FOR INFORMATION OR ADDITIONAL COPIES OF THIS PROXY STATEMENT, VOTING INSTRUCTIONS, MASTER BALLOTS OR BALLOTS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT ANY OF ITS ADDRESSES OR PHONE NUMBERS SET FORTH ON THE BACK COVER OF THIS PROXY STATEMENT.

RESTRICTION ON TRANSFER OF SECURITIES

    The securities to be issued pursuant to the prepackaged plan may be freely transferred by most recipients thereof, and all resales and subsequent transactions in the new securities will be exempt from registration under federal and state securities laws, unless the holder is an 'underwriter' with respect to such securities. Section 1145(b) of the Bankruptcy Code defines four types of 'underwriters':

    (1) persons who purchase a claim against, an interest in, or a claim for administrative expense against the debtor with a view to distributing any security received in exchange for such a claim or interest;

    (2) persons who offer to sell securities offered under a plan for the holders of such securities;

    (3) persons who offer to buy such securities for the holders of such securities, if the offer to buy is (a) with a view to distributing such securities or (b) made under a distribution agreement; and

    (4) a person who is an 'issuer' with respect to the securities, as the term 'issuer' is defined in Section 2(11) of the Securities Act.

Under Section 2(11) of the Securities Act, an 'issuer' includes any person directly or indirectly controlling or controlled by the issuer, or any person under direct or indirect common control with the issuer.

    To the extent that persons deemed to be 'underwriters' receive securities pursuant to the prepackaged plan, resales by such persons would not be exempted by Section 1145 of the Bankruptcy Code from registration under the Securities Act or other applicable law. Persons deemed to be 'underwriters,' however, may be able to sell such securities without registration, subject to the provisions of Rule 144 or Rule 148 under the Securities Act, both of which permit the public sale of securities received pursuant to the prepackaged plan by 'underwriters,' subject to the availability to the public of current information regarding the issuer, volume limitations and certain other conditions.

    Whether or not any particular person would be deemed to be an 'underwriter' with respect to any security to be issued pursuant to the prepackaged plan would depend upon various facts and circumstances applicable to that person. Accordingly, we express no view as to whether any person would be an 'underwriter' with respect to any security to be issued pursuant to the prepackaged plan.

    GIVEN THE COMPLEX, SUBJECTIVE NATURE OF THE QUESTION OF WHETHER A PARTICULAR PERSON MAY BE AN UNDERWRITER, WE MAKE NO REPRESENTATION CONCERNING THE RIGHT OF ANY PERSON TO TRADE IN THE COMMON STOCK TO BE DISTRIBUTED PURSUANT TO THE PREPACKAGED PLAN. WE RECOMMEND THAT POTENTIAL RECIPIENTS OF COMMON STOCK CONSULT THEIR OWN COUNSEL CONCERNING WHETHER THEY MAY TRADE SUCH SECURITIES FREELY.

SECURITIES LAW MATTERS

    To the extent that the issuance, transfer or exchange of the securities to be issued under the prepackaged plan are not exempt under Section 1145 of the Bankruptcy Code, the issuance, transfer and exchange of the securities to be issued under the prepackaged plan will be made by us in reliance upon the exemption from the registration requirements of the Securities Act, afforded by Rule 506 under the Securities Act.

CERTAIN TRANSACTIONS BY STOCKBROKERS

    Under Section 1145(a)(4) of the Bankruptcy Code, stockbrokers are required to deliver a copy of the prospectus relating to the exchange offer (and supplements thereto, if any, if ordered by the bankruptcy court) at or before the time of delivery of securities issued under the prepackaged plan to their customers for the first 40 days after the date the prepackaged plan becomes effective. This requirement specifically applies to trading and other aftermarket transactions in such securities.

                SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

    The selected consolidated historical financial data shown below as of and for the years ended December 31, 1997, 1998, 1999, 2000 and 2001 are derived from our respective audited consolidated financial statements. The selected consolidated historical financial data shown below as of and for the nine months ended September 30, 2001 and 2002 are derived from our unaudited consolidated financial statements. In the opinion of management, the unaudited selected consolidated financial statements include all adjustments, consisting of normal recurring adjustments that are necessary for a fair presentation of our consolidated financial position and results of operations for these periods. The selected consolidated historical financial data includes certain reclassifications to conform to our current presentation. The selected consolidated historical data should be read together with 'Management's Discussion and Analysis of Financial Condition and Results of Operations' and the consolidated financial statements and related notes from our annual report on Form 10-K for the year ended December 31, 2001 and our quarterly report on Form 10-Q for the quarter ended September 30, 2002, both incorporated by reference in this Proxy Statement.

                                                                                                   NINE MONTHS ENDED
                                               FOR THE YEAR ENDED DECEMBER 31,                       SEPTEMBER 30,
                                  ----------------------------------------------------------   -------------------------
                                    1997       1998        1999         2000         2001         2001          2002
                                    ----       ----        ----         ----         ----         ----          ----
                                                                                                      (UNAUDITED)
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Operating revenues(1)...........  $  --      $  --      $   --       $   --       $   --       $   --        $      120
Operating expenses(2)...........    (6,865)   (39,079)     (63,518)    (125,634)    (168,456)    (116,618)     (222,451)
Operating loss..................    (6,865)   (39,079)     (63,518)    (125,634)    (168,456)    (116,618)     (222,331)
Net loss(3).....................    (4,737)   (48,396)     (62,822)    (134,744)    (235,763)    (163,057)     (300,395)
Preferred stock dividends.......    (2,338)   (19,380)     (30,321)     (39,811)     (41,476)     (30,724)      (33,494)
Preferred stock deemed
 dividends(4)(5)................   (51,975)   (11,676)      (3,535)      (8,260)        (680)        (509)         (513)
Accretion of dividends in
 connection with the issuance of
 warrants on preferred stock....     --        (6,501)        (303)        (900)      --           --            --
Net loss applicable to common
 stockholders...................   (59,050)   (85,953)     (96,981)    (183,715)    (277,919)    (194,290)     (334,402)
Net loss per share applicable to
 common stockholders............  $  (5.08)  $  (4.79)  $    (3.96)  $    (4.72)  $    (5.30)  $    (3.77)   $    (4.41)
Weighted average common shares
 outstanding (basic and
 diluted).......................    11,626     17,932       24,470       38,889       52,427       51,575        75,820

BALANCE SHEET DATA (END OF PERIOD):
Cash and cash equivalents.......  $    900   $150,190   $   81,809   $   14,397   $    4,726   $   27,790    $   63,966
Marketable securities(6)........   169,482    115,433      317,810      121,862      304,218      335,310       184,732
Restricted investments(7).......     --         --          67,454       48,801       21,998       28,419         7,200
Working capital.................   170,894    180,996      303,865      143,981      275,732      363,850       171,911
Total assets....................   323,808    643,880    1,206,612    1,323,582    1,527,605    1,570,674     1,433,545
Short-term notes payable........     --        70,863      114,075       --           --           --            --
Current portion of long-term
 debt...........................     --         --          --           --           15,000       --            41,500
Deferred satellite payments and
 accrued interest...............     --        31,324       55,140       60,881       67,201       65,548        72,354
Long-term debt..................   131,387    153,033      488,690      472,602      589,990      642,885       569,768
10 1/2% Series C Preferred
 Stock..........................   176,025    156,755      149,285       --           --           --            --
9.2% Series A Junior Cumulative
 Convertible Preferred Stock....     --       137,755      148,894      162,380      177,120      173,277       189,030
9.2% Series B Junior Cumulative
 Convertible Preferred Stock....     --         --          64,238       70,507       77,338       75,559        82,843
9.2% Series D Junior Cumulative
 Convertible Preferred Stock....     --         --          --          210,125      230,710      225,408       247,302
Accumulated deficit.............   (23,273)   (71,669)    (134,491)    (269,235)    (504,998)    (432,292)     (805,393)
Stockholders' equity............    15,980     77,953      134,179      290,483      322,649      344,047       170,404

---------

(1) We were a development stage company until we entered commercial operations on February 14, 2002.

(2) Operating expenses include non-cash stock compensation expense of $ -- , $104, $1,206, $7,176, $14,044, $3,374 and a non-cash stock compensation benefit of $7,995 for the years ended
                                              (footnotes continued on next page)

(footnotes continued from previous page)
    December 31, 1997, 1998, 1999, 2000 and 2001, and for the nine months ended September 30, 2001 and 2002, respectively.

(3) Included in the 1998 net loss of $48,396 is $25,682 of special charges related primarily to the termination of launch and orbit related contracts required when we decided to enhance our satellite delivery system to include a third in-orbit satellite.

(4) The deemed dividend in 1997 relates to the discount feature associated with our former 5% Delayed Convertible Preferred Stock and the deemed dividend in 1998 relates primarily to the conversion feature associated with our 9.2% Series A Junior Cumulative Convertible Preferred Stock. We computed these deemed dividends in accordance with the SEC's position on accounting for preferred stock which is convertible at a discount to the market price.

(5) Preferred stock deemed dividends for the years ended December 31, 1999 and 2000 relate primarily to the conversions of our 10 1/2% Series C Convertible Preferred Stock for shares of our common stock.

(6) Marketable securities are stated at market and consist of fixed income securities with a maturity at the time of purchase of greater than three months.

(7) Restricted investments are stated at amortized cost and include securities held by the trustee of our senior secured notes to pay interest in full on those notes through May 15, 2002 and certificates of deposit pledged to secure or reimbursement obligations under letters of credit required by lessors and other creditors.

                                 CAPITALIZATION

    The following table sets forth our cash, restricted investments and capitalization as of September 30, 2002 (1) on an actual basis and (2) as adjusted to give effect to:

     the recapitalization plan; and

     the payment of related fees and expenses of $18.2 million, of which $3.5 million was paid before September 30, 2002.

    To better understand this table, you should review 'Selected Consolidated Historical Financial Data' and 'Unaudited Pro Forma Consolidated Financial Data' in this Proxy Statement and 'Management's Discussion and Analysis of Financial Condition and Results of Operations' and the consolidated financial statements and related notes from our annual report on Form 10-K for the year ended December 31, 2001 and our quarterly report on Form 10-Q for the quarter ended September 30, 2002, both incorporated by reference in this Proxy Statement. The 'as adjusted' data assumes that 100% of our outstanding debt securities and preferred stock are exchanged for common stock.

                                                              AS OF SEPTEMBER 30, 2002
                                                              -------------------------
                                                                ACTUAL      AS ADJUSTED
                                                                ------      -----------
                                                                     (UNAUDITED)
                                                                   (IN THOUSANDS)
Cash, cash equivalents and marketable securities(1).........  $  248,698    $  433,998
                                                              ----------    ----------
                                                              ----------    ----------
Restricted investments(2)...................................  $    7,200    $    7,200
                                                              ----------    ----------
                                                              ----------    ----------
Debt securities:
    Senior secured discount notes...........................  $  273,073    $   --
    Senior secured notes....................................     178,618        --
    Lehman senior term loans(3).............................     143,116        --
    Loral senior term loans.................................      72,354        --
    Convertible subordinated notes..........................      16,461        --
                                                              ----------    ----------
        Total debt securities...............................     683,622        --
                                                              ----------    ----------
9.2% Series A Junior Cumulative Convertible Preferred
  Stock.....................................................     189,030        --
9.2% Series B Junior Cumulative Convertible Preferred
  Stock.....................................................      82,843        --
9.2% Series D Junior Cumulative Convertible Preferred
  Stock.....................................................     247,302        --
Stockholders' equity
    Common stock, at par value, $0.001 per share(4).........          77           962
    Additional paid-in capital(4)...........................     975,057     2,162,217
    Accumulated other comprehensive income..................         663           663
    Accumulated deficit(5)..................................    (805,393)     (608,451)
                                                              ----------    ----------
        Total capitalization................................  $1,373,201    $1,555,391
                                                              ----------    ----------
                                                              ----------    ----------

---------

(1) Marketable securities are stated at market value and consist of fixed income securities with a maturity at the time of purchase of greater than three months.

(2) Restricted investments include certificates of deposit pledged to secure our reimbursement obligations under letters of credit required by lessors and other creditors.

(3) The book value, as shown above, includes the current and long-term portions of the Lehman senior term loans and excludes the unamortized value of the warrants issued in connection with the Lehman senior term loans.

(4) Actual numbers exclude: (a) 12,974,163 shares of common stock issuable upon the exercise of outstanding and unexercised options as of September 30, 2002, (b) 8,000,000 shares of common stock issuable upon the exercise of warrants held by Ford Motor Company and DaimlerChrysler Corporation,
    (c) 2,100,000 shares of common stock issuable upon the exercise of warrants held by Lehman, (d) 4,233,389 shares of common stock issuable upon the exercise of other warrants, (e) 578,341 shares of common stock issuable upon the conversion of our convertible subordinated notes and (f) 15,304,976 shares of common stock issuable upon
                                              (footnotes continued on next page)

(footnotes continued from previous page)

    conversion of our preferred stock. Our convertible subordinated notes and all shares of our preferred stock are expected to be exchanged for common stock in the restructuring. As a result, as adjusted numbers include common stock issuable in the exchange offer in respect of our convertible subordinated notes and preferred stock but exclude the other shares itemized in the first sentence of this footnote.

(5) The accumulated deficit has been adjusted due to an estimated gain on the exchange of debt for common stock. We have estimated the gain on the exchange of debt to be $196,942, based on the assumption that the market value of our common stock on the closing date of the restructuring will be $0.77, the closing market price on October 21, 2002. See 'Accounting Treatment of the Restructuring -- Exchange of Debt Securities for Common Stock' for further discussion regarding the calculation of the gain on the exchange of debt for common stock.

                       UNAUDITED PRO FORMA FINANCIAL DATA

    The following pro forma consolidated financial data for the year ended December 31, 2001 and as of and for the nine months ended September 30, 2002 has been derived by the application of pro forma adjustments to our historical consolidated financial statements incorporated by reference in this Proxy Statement. The pro forma consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the recapitalization occurred at the beginning of the periods presented, nor is it indicative of our future financial position or results of operations. The historical consolidated financial data includes certain reclassifications to conform to our current presentation.

    The pro forma consolidated balance sheet as of September 30, 2002 gives effect to the recapitalization plan and the payment of related fees and expenses as if each had occurred on the date of the consolidated balance sheet.

    The pro forma consolidated statements of operations for the year ended December 31, 2001, and the nine months ended September 30, 2002, give effect to the recapitalization plan and the payment of related fees and expenses as if each had occurred at the beginning of each period presented and excludes the effects of non-recurring adjustments relating to the restructuring.

    We have prepared the pro forma consolidated financial data assuming that the restructuring will occur either by means of the recapitalization plan or the prepackaged plan.

    The pro forma consolidated financial data does not purport to represent what our interim consolidated financial position or results of operations would have actually been had the recapitalization plan in fact been completed on that date, or to project our results of operations for any future period. The pro forma consolidated financial data is unaudited and based on assumptions that we believe are reasonable and should be read in conjunction with 'Capitalization' on page 72, and our consolidated financial statements and related notes from our annual report on Form 10-K for the year ended December 31, 2001 and our quarterly report on Form 10-Q for the quarter ended September 30, 2002, both incorporated by reference in this Proxy Statement. The pro forma consolidated financial data assumes that 100% of our outstanding debt securities and preferred stock are exchanged for common stock.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (IN THOUSANDS)

                                                                       PRO FORMA
                                                         HISTORICAL   ADJUSTMENTS       PRO FORMA
                                                         ----------   -----------       ---------
                        ASSETS
Current assets:
    Cash and cash equivalents..........................  $   63,966   $   (8,985)(1)    $  249,266
                                                                          (1,210)(2)
                                                                         200,000 (3)
                                                                          (4,505)(3)

    Marketable securities, at market...................     184,732       --               184,732
    Prepaid expense....................................      20,813       --                20,813
    Other current assets...............................       1,985       (1,595)(3)           390
                                                         ----------   ----------        ----------
Total current assets...................................     271,496      183,705           455,201
    Property and equipment, net........................   1,056,932       --             1,056,932
    FCC license........................................      83,654       --                83,654
    Restricted investments, long-term..................       7,200       --                 7,200
    Other long-term assets.............................      14,263      (13,765)(1)           498
                                                         ----------   ----------        ----------
Total assets...........................................  $1,433,545   $  169,940        $1,603,485
                                                         ----------                     ----------
                                                         ----------   ----------        ----------
                                                                      ----------

         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued expenses..............  $   44,435   $   --            $   44,435
    Accrued interest...................................      12,250      (12,250)(1)        --
    Satellite construction payable.....................       1,400       --                 1,400
    Current portion of long-term debt..................      41,500      (41,500)(1)        --
                                                         ----------   ----------        ----------
Total current liabilities..............................      99,585      (53,750)           45,835
    Long-term debt.....................................     569,768     (569,768)(1)        --
    Deferred satellite payments........................      72,354      (72,354)(1)        --
    Other long-term liabilities........................       2,259       --                 2,259
                                                         ----------   ----------        ----------
Total liabilities......................................     743,966     (695,872)           48,094

Commitments and contingencies
    9.2% Series A Junior Cumulative Convertible
      Preferred Stock..................................     189,030     (189,030)(2)        --
    9.2% Series B Junior Cumulative Convertible
      Preferred Stock..................................      82,843      (82,843)(2)        --
    9.2% Series D Junior Cumulative Convertible
      Preferred Stock..................................     247,302     (247,302)(2)        --

Stockholders' equity:
    Common stock.......................................          77          596 (1)           962
                                                                              77 (2)
                                                                             212 (3)
    Additional paid-in capital.........................     975,057      475,584 (1)     2,162,217
                                                                         517,888 (2)
                                                                         193,688 (3)
    Accumulated other comprehensive income.............         663       --                   663
    Accumulated deficit................................    (805,393)     196,942 (1)      (608,451)
                                                         ----------   ----------        ----------
Total stockholders' equity.............................     170,404    1,384,987         1,555,391
                                                         ----------   ----------        ----------
Total liabilities and stockholders' equity.............  $1,433,545   $  169,940        $1,603,485
                                                         ----------   ----------        ----------
                                                         ----------   ----------        ----------

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (IN THOUSANDS)

(1) The pro forma adjustments related to the exchange of our outstanding debt securities for common stock assume 100% of our outstanding debt securities are exchanged and the market value of our common stock on the closing date of the restructuring is $0.77, the closing market price on October 21, 2002. The pro forma gain on the exchange of our senior secured discount notes, senior secured notes and the term loans is calculated as the difference between the carrying value of these debt securities, including accrued interest, and the fair market value of the common stock issued on the closing date, net of unamortized debt issuance costs and direct costs of $8,985 associated with the exchange of these debt securities, excluding $1,905 of expenses recorded in the third quarter. The pro forma gain on our senior secured discount notes, senior secured notes and term loans is offset by a pro forma loss on the exchange of our convertible subordinated notes. The pro forma loss on the exchange of our convertible subordinated notes was calculated as the difference between the fair market value of the common stock issued on the closing date and the fair market value of the common stock which would have been issued under the original conversion ratio, adjusted for unamortized debt issuance costs and accrued interest. The reconciliation of the gain on the exchange of our outstanding debt securities is as follows:

Adjustments to assets:
    Cash paid for expenses on closing date................  $ (8,985)
    Adjustment to unamortized debt issuance costs.........   (13,765)

Adjustment to liabilities:
    Accrued interest......................................    12,250
    Current portion of long-term debt.....................    41,500
    Long-term debt........................................   569,768
    Deferred satellite payments...........................    72,354

Adjustments to stockholders' equity:
    Common stock..........................................      (596)
    Additional paid-in capital............................  (475,584)
                                                            --------
Gain on exchange of our debt securities...................  $196,942
                                                            --------
                                                            --------

   The actual gain that will be recognized on the exchange of our outstanding debt securities will vary from the pro forma gain and will be dependent upon the market value of our common stock on the closing date of the restructuring and the actual cost of exchanging our outstanding debt securities. See 'Accounting Treatment of the Restructuring -- Exchange of Debt Securities for Common Stock' on page 80 for further discussion regarding the calculation of the gain on the exchange of our outstanding debt securities.

(2) The pro forma adjustments related to the exchange of our outstanding preferred stock for common stock assume 100% of our outstanding preferred stock is exchanged. The pro forma deemed dividends of $78,367 resulting from the exchange of our outstanding preferred stock for common stock are not included in the pro forma adjustments as deemed dividends are not included in the calculation of net loss. The pro forma deemed dividends assume that the direct cost of exchanging our outstanding preferred stock is $1,210 and that the market value of our common stock on the closing date of the restructuring is $0.77, the closing market price on October 21, 2002. Deemed dividends resulting from the exchange of our outstanding preferred stock for common stock are calculated as the difference between the fair market value of the common stock and warrants issued on the closing date and the fair market value of the common stock which would have been issued under the original conversion ratio, net of unamortized issuance costs and direct costs associated with the exchange.

    The actual deemed dividends that will be recorded on the exchange of our outstanding preferred stock will vary from the pro forma deemed dividends and will be dependent upon the market value of our common stock on the closing date of the restructuring and the actual cost of exchanging our outstanding preferred stock. See 'Accounting Treatment of the Restructuring -- Exchange of Preferred Stock for Common Stock' on page 80 for further discussion regarding the calculation of the deemed dividend resulting from the exchange of our outstanding preferred stock.

(3) The pro forma adjustments assume that we will receive gross proceeds of $200,000 from the new equity investment, net of direct expenses estimated to be $6,100, including $1,595 of which had been paid before September 30, 2002. The reconciliation of the net proceeds is as follows:

Gross proceeds from new equity investment.................  $200,000
Cash paid for expenses on closing date....................    (4,505)
Expenses paid in advance of closing date..................    (1,595)
                                                            --------
Net proceeds resulting from the new equity investment.....  $193,900
                                                            --------
                                                            --------

   The actual net proceeds resulting from the new equity investment will be dependent upon the actual cost of the restructuring. See 'Accounting Treatment of the Restructuring -- Issuance of Common Stock for the New Equity Investment' on page 80 for further discussion regarding the calculation of net proceeds resulting from the new equity investment.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                        PRO FORMA
                                                          HISTORICAL   ADJUSTMENTS       PRO FORMA
                                                          ----------   -----------       ---------
Revenue:
    Subscription revenue, net of rebates................  $  --         $ --             $  --
    Advertising revenue, net of agency fees.............     --           --                --
    Other revenue.......................................     --           --                --
                                                          ---------     --------         ---------
Total revenue...........................................     --           --                --
Operating expenses:
    Cost of services (excludes depreciation expense
      shown separately below):
        Satellite and transmission......................     30,583       --                30,583
        Programming and content.........................      9,462       --                 9,462
        Customer service center and billing.............      6,539       --                 6,539
    Sales and marketing.................................     21,246       --                21,246
    General and administrative..........................     29,926       --                29,926
    Research and development............................     47,604       --                47,604
    Depreciation expense................................      9,052       --                 9,052
    Non-cash stock compensation expense (benefit).......     14,044       --                14,044
                                                          ---------     --------         ---------
Total operating expenses................................    168,456       --               168,456
                                                          ---------     --------         ---------
Loss from operations....................................   (168,456)      --              (168,456)

Other income (expense):
    Interest and investment income......................     17,066       --                17,066
    Interest expense, net...............................    (89,686)      76,118(1)        (13,568)
    Gain on extinguishment of debt......................      5,313       --                 5,313
                                                          ---------     --------         ---------
Total other income (expense)............................    (67,307)      76,118             8,811
Net loss................................................   (235,763)      76,118          (159,645)
Preferred stock dividends...............................    (41,476)      41,476(2)         --
Preferred stock deemed dividends........................       (680)         680(3)         --
                                                          ---------     --------         ---------
Net loss applicable to common stockholders..............  $(277,919)    $118,274         $(159,645)
                                                          ---------     --------         ---------
                                                          ---------     --------         ---------
Net loss per share applicable to common stockholders
  (basic and diluted)...................................  $   (5.30)                     $   (0.17)
                                                          ---------                      ---------
                                                          ---------                      ---------
Weighted average common shares outstanding
  (basic and diluted)...................................     52,427                        937,820
                                                          ---------                      ---------
                                                          ---------                      ---------

---------

(1) Elimination of interest expense related to our debt securities.

(2) Elimination of preferred stock dividends related to all of our preferred stock.

(3) Elimination of preferred stock deemed dividends related to all of our preferred stock.

(4) The pro forma adjustments do not include any gain or deemed dividends resulting from the exchange of our debt securities and preferred stock for common stock, respectively, because these adjustments are non-recurring and attributable to the restructuring.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                 (IN THOUSANDS)

                                                                        PRO FORMA
                                                          HISTORICAL   ADJUSTMENTS       PRO FORMA
                                                          ----------   -----------       ---------
Revenue:
    Subscription revenue, net of rebates................  $       3     $ --             $       3
    Advertising revenue, net of agency fees.............        111       --                   111
    Other revenue.......................................          6       --                     6
                                                          ---------     --------         ---------
Total revenue...........................................        120       --                   120
Operating expenses:
    Cost of services (excludes depreciation expense
      shown separately below):
        Satellite and transmission......................     25,347       --                25,347
        Programming and content.........................     12,107       --                12,107
        Customer service center and billing.............      5,579       --                 5,579
    Sales and marketing.................................     79,874       --                79,874
    General and administrative..........................     24,249       --                24,249
    Research and development............................     23,699       --                23,699
    Depreciation expense................................     59,591       --                59,591
    Non-cash stock compensation expense (benefit).......     (7,995)      --                (7,995)
                                                          ---------     --------         ---------
Total operating expenses................................    222,451       --               222,451
                                                          ---------     --------         ---------
Loss from operations....................................   (222,331)      --              (222,331)

Other income (expense):
    Expense associated with restructuring...............     (1,905)      --                (1,905)
    Interest and investment income......................      4,530       --                 4,530
    Interest expense, net...............................    (80,689)      70,401(1)        (10,288)
                                                          ---------     --------         ---------
Total other income (expense)............................    (78,064)      70,401            (7,663)
Net loss................................................   (300,395)      70,401          (229,994)
Preferred stock dividends...............................    (33,494)      33,494(2)         --
Preferred stock deemed dividends........................       (513)         513(3)         --
                                                          ---------     --------         ---------
Net loss applicable to common stockholders..............  $(334,402)    $104,408         $(229,994)
                                                          ---------     --------         ---------
                                                          ---------     --------         ---------
Net loss per share applicable to common stockholders
  (basic and diluted)...................................  $   (4.41)                     $   (0.24)
                                                          ---------                      ---------
                                                          ---------                      ---------
Weighted average common shares outstanding
  (basic and diluted)...................................     75,820                        961,213
                                                          ---------                      ---------
                                                          ---------                      ---------

---------

(1) Elimination of interest expense related to our debt securities.

(2) Elimination of preferred stock dividends related to all of our preferred stock.

(3) Elimination of preferred stock deemed dividends related to all of our preferred stock.

(4) The pro forma adjustments do not include a gain of $196,942 or deemed dividends of $78,367 resulting from the exchange of our debt securities and preferred stock for common stock, respectively, because these adjustments are non-recurring and attributable to the restructuring.

                   ACCOUNTING TREATMENT OF THE RESTRUCTURING

EXCHANGE OF DEBT SECURITIES FOR COMMON STOCK

    The exchange of our debt for our common stock will be accounted for as a troubled debt restructuring pursuant to Statement of Financial Accounting Standard No. 15, 'Accounting by Debtors and Creditors for Troubled Debt Restructurings' ('SFAS No. 15'). Our outstanding debt will be exchanged for 596,669,765 shares of our common stock and will be removed from our consolidated balance sheet. The carrying value of our debt represents the face value of the debt adjusted for unamortized original issue discounts, unamortized debt issuance costs and the unamortized value of warrants issued in connection with the debt. In accordance with SFAS No. 15, we will record a gain on the exchange of our senior secured discount notes, senior secured notes and term loans as the difference between the carrying value of these debt securities, including accrued interest, and the fair market value of the common stock issued on the closing date, net of unamortized debt issuance costs and direct costs associated with the exchange of these debt securities. In addition, we will record a loss on the restructuring as the difference between the fair market value of the common stock issued in exchange for our convertible subordinated notes on the closing date of the restructuring and the fair market value of the common stock which would have been issued under the original conversion ratio, adjusted for unamortized debt issuance costs, accrued interest and direct costs associated with the exchange of our convertible subordinated notes.

EXCHANGE OF PREFERRED STOCK FOR COMMON STOCK AND WARRANTS

    Our preferred stock will be exchanged for 76,992,865 shares of our common stock and warrants to purchase 87,577,114 shares of our common stock, and will be removed from the consolidated balance sheet. We will record a deemed dividend on preferred stock as the difference between the fair market value of the common stock and warrants issued in exchange for our preferred stock on the closing date of the restructuring and the fair market value of the common stock which would have been issued under the original conversion ratio, net of direct costs associated with the exchange of our preferred stock.

ISSUANCE OF COMMON STOCK FOR THE NEW EQUITY INVESTMENT

    In addition to the common stock that will issued in exchange for our debt and preferred stock, on the closing of the restructuring 211,730,379 shares of our common stock will be sold to Apollo, Blackstone and Oppenheimer for $200 million cash. The par value of newly issued common stock in the restructuring will be credited to the common stock account and the excess of the total fair value of the common stock on the closing date of the restructuring will be credited to paid-in capital, net of issuance costs.

             UNAUDITED PROJECTED CONSOLIDATED FINANCIAL INFORMATION

    Set forth below are financial projections with respect to the estimated effect of the transactions contemplated by the restructuring on our results of operations and cash flows for the years ending December 31, 2002, 2003, 2004, 2005 and 2006. We do not, as a matter of course, publicly disclose projections as to our future revenues, earnings or cash flow. In connection with our consideration of the restructuring, certain projections of our future financial performance of our operating businesses were prepared. Accordingly, we do not intend to review, update or otherwise revise the projections. Significant assumptions underlying the financial projections are set forth below and should be read in conjunction with 'Unaudited Pro Forma Consolidated Financial Data.'

    THE PROJECTIONS ARE BASED UPON A NUMBER OF SIGNIFICANT ASSUMPTIONS. ACTUAL OPERATING RESULTS WILL VARY.

    We prepared these projections to analyze our ability to meet our obligations under the restructuring and to assist each holder of a claim and interest in determining whether to vote to accept or reject the prepackaged plan. These projections are contained in this Proxy Statement as required in connection with the filing of the prepackaged plan, and, accordingly, should not be taken into account in making your decision to vote in favor of the restructuring proposals. The projections were not prepared to conform to the guidelines established by the American Institute of Certified Public Accountants regarding financial forecasts and were neither audited, compiled nor reviewed by our independent public auditors. While presented with numerical specificity, these projections are based upon a variety of assumptions (which we believe are reasonable), and are subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond our control. Consequently, the inclusion of the projections should not be regarded as a representation by us (or any other person) that the projections will be realized, and actual results will vary materially from those presented below. Due to the fact that such projections are subject to significant uncertainty and are based upon assumptions which may not prove to be correct, neither we nor any other person assumes any responsibility for their accuracy or completeness. See 'Risk Factors' beginning on page 8. The financial projections should not be regarded as representations by us, our advisors, including UBS Warburg LLC, or any other person that the projections will be achieved. You are cautioned not to place undue reliance on these financial projections.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------
                                                         2002     2003     2004     2005    2006
                                                         ----     ----     ----     ----    ----
                                                                       (UNAUDITED)
                                                          (IN MILLIONS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Operating revenues....................................  $    2   $   32   $  146   $  418   $ 819
Operating expenses....................................    (315)    (425)    (559)    (631)   (793)
                                                        ------   ------   ------   ------   -----
Income (loss) from operations.........................    (313)    (393)    (413)    (213)     26
Restructuring of debt.................................      (9)     246     --       --      --
Interest and investment income........................       5        1     --       --         2
Interest expense......................................    (107)     (20)    --       --      --
Preferred dividends...................................     (46)     (88)    --       --      --
                                                        ------   ------   ------   ------   -----
Net income (loss) applicable to common stockholders...  $ (470)  $ (254)  $ (413)  $ (213)  $ (28)
Net income (loss) per share applicable to common
  stockholders........................................  $(6.18)  $(0.34)  $(0.43)  $(0.22)  $0.03
Weighted average common shares outstanding............      76      758      963      964     965
EBITDA................................................  $ (238)  $ (295)  $ (312)  $ (112)  $ 127

STATEMENT OF CASH FLOW DATA:
Cash and cash equivalents -- beginning of period......  $  309   $  146   $   58   $  (75)  $  56
Cash flows from operating activities..................    (257)    (264)    (125)     145     388
Cash flows from investing activities..................     (42)     (17)      (8)     (14)    (23)
Cash flows from financing activities..................     136      193     --       --      --
                                                        ------   ------   ------   ------   -----
Cash and cash equivalents -- end of period............  $  146   $   58   $  (75)  $   56   $ 421
                                                        ------   ------   ------   ------   -----

SUMMARY OF SIGNIFICANT ASSUMPTIONS

    We have developed the projections to assist holders of our debt and equity securities in their evaluation of the prepackaged plan and to analyze its feasibility. The projections are based upon a number of significant assumptions described below.

    ACTUAL OPERATING RESULTS AND CASH FLOWS WILL VARY MATERIALLY FROM THOSE PROJECTED. IN ADDITION, WE ARE ACTIVELY EXPLORING INITIATIVES TO REDUCE OPERATING EXPENSES AND INCREASE OPERATING REVENUES. THESES INITIATIVES, IF IMPLEMENTED, COULD HAVE A SIGNIFICANT EFFECT ON THE PROJECTIONS CONTAINED IN THIS PROSPECTUS AND COULD AFFECT THE VALIDITY OF THE ASSUMPTIONS DESCRIBED BELOW.

CLOSING DATE

    Our projections assume the restructuring closes on March 15, 2003. If the restructuring does not close by March 15, 2003, additional bankruptcy-related expenses will be incurred until such time as a new plan of reorganization is confirmed. These expenses could significantly impact our results of operations and cash flows.

OPERATING REVENUES

    We recognize revenue from subscription fees, activation fees, and advertising we sell on our non-music channels. Our projected operating revenues are based upon the assumptions described below as to subscription revenue, subscriber acquisition, deactivations, activation revenue and advertising revenue.

SUBSCRIPTION REVENUE

    Our subscription fee is currently $12.95 per month. If a consumer prepays for a multi-year subscription they currently receive a discount on the subscription price. We project that our average revenue per subscriber will increase over time as we identify new revenue streams, such as premium offerings.

SUBSCRIBERS

    Our projections assume that our gross additional subscribers will be 30,000 in 2002, 300,000 in 2003, 1.0 million in 2004, 1.7 million in 2005 and 2.3 million in 2006.

DEACTIVATIONS, OR CHURN

    Our projections assume that our churn will be approximately 1.5% of our subscriber base per month for monthly, quarterly, and semi-annual subscriptions through 2005, increasing to 2.0% of our subscriber base per month thereafter. We have assumed that our churn will increase as the price of our radios to consumers decrease.

    In preparing the projections, we also have assumed that 10% of all multi-year prepaid subscribers deactivate our service at the end of their respective terms through 2005. Commencing in 2006, we have assumed that approximately 13% of all multi-year prepaid subscribers deactivate our service at the end of their respective terms. For the prepaid subscribers who continue with our service after their term is complete, we assume approximately 60% renew subscriptions on a multi-year basis.

ACTIVATION FEES

    We receive a one-time activation fee of $15 for the majority of our subscribers. Our projections assume that the majority of our future subscribers will continue to pay this one-time activation fee.

ADVERTISING REVENUE

    We receive advertising revenue from the sale of spot announcements to advertisers on our non-music channels as the announcements are broadcast, less any agency fees associated with the sale of each spot. Agency fees are calculated based on a stated percentage applied to gross billing revenue for our advertising inventory. The projections are based on the assumption that the unit rate and sell out ratio for our advertising inventory significantly increase each year as our subscriber base increases.

OPERATING EXPENSES

    Operating expenses include both variable and fixed expenses. Fixed expenses include general and administrative costs, overhead, sales and marketing arrangements with radio manufacturers, retailers and OEMs, research and development expenses and license fees we pay to third parties that provide our non-music content. We project that our fixed operating expenses will increase approximately 5% per year.

    Our variable expenses are based on the number of subscribers and include various items related to our business such as the following: hardware and chipset subsidies, sales commissions and manufacturing and development funds, which we call subscriber acquisition costs, that we pay in connection with the acquisition of a subscriber; the costs we incur for customer care agents to assist our subscribers; the costs associated with the maintenance of the subscriber management system; the percentage of revenues we pay for music royalties to performing rights organizations, such as The American Society of Composers, Authors, and Publishers and The Recording Industry Association of America; transaction fees we incur to credit card companies; the payments we make to our automaker partners that are calculated on the volume of vehicles they manufacture which are equipped with our radios; the per subscriber payments we make to retailers and certain radio manufacturers; and the portion of advertising spots we share with our non-music content providers. Although we have assumed that subscriber acquisition costs decrease on a per subscriber basis over time, we have assumed that our variable costs in the aggregate increase in relation to our subscriber base.

INTEREST EXPENSE

    We assume that following the consummation of the restructuring, all of our outstanding debt will be exchanged for common stock. As a result, we have eliminated all interest expense in our projections with respect to our Lehman senior term loans, Loral senior term loans, senior secured discount notes, senior secured notes and convertible subordinated notes following the closing of the restructuring on March 15, 2003.

RESTRUCTURING OF DEBT

    The estimated gain on the extinguishment of debt assumes the market price of our common stock on October 21, 2002, $0.77 per share, to be the market price on the closing date of the restructuring. In addition, our projections assume that all of our outstanding debt will be exchanged for common stock following the consummation of the restructuring. All costs related to the restructuring of our debt will be expensed in the period in which they are incurred. See 'Accounting Treatment of the Restructuring -- Exchange of Debt Securities for Common Stock' for further discussion regarding the calculation of the gain on the extinguishment of debt.

PREFERRED STOCK DEEMED DIVIDENDS

    The estimated preferred stock deemed dividend resulting from the exchange of preferred stock for our common stock and warrants to purchase shares of our common stock assumes the market price of our common stock on the closing of the restructuring will be $0.77 per share, the closing market price on October 21, 2002, and the total value of the warrants to be $24.0 million on the closing date of the restructuring. In addition, our projections assume that all of the outstanding preferred stock will be exchanged for common stock following the consummation of the restructuring. Based on these assumptions, we estimated the preferred stock deemed dividend resulting from this transaction to be $79.3 million. See 'Accounting Treatment of the Restructuring -- Exchange of Preferred Stock for Common Stock and Warrants' for further discussion regarding the calculation of the preferred stock deemed dividend.

WEIGHTED AVERAGE COMMON SHARES

    We have assumed an increase in our weighted average common shares outstanding as a result of the conversion of our debt securities and preferred stock into common shares in the restructuring. In addition, commencing in 2003, we have assumed that our weighted average common shares outstanding increase as a result of issuing shares of our common stock to an employee benefits plan.

EBITDA

    We define EBITDA as earnings before interest, taxes, depreciation, amortization, non-cash compensation and restructuring of debt. We have included EBITDA data because it commonly used as a measure of performance. EBITDA is not, and should not be used as, an indicator or alternative to operating income
(loss), net income (loss) or cash flow as reflected in the company's consolidated financial statements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with accounting principles generally accepted in the United States.

CASH FLOW FROM OPERATING ACTIVITIES

    We have assumed an increase over time in the percentage of subscribers electing to prepay for multi-year subscriptions as well as improvement in payment terms to various third parties, such as radio manufacturers and retailers. Currently, approximately 35% of our subscribers pay monthly, approximately 2.5% pay quarterly, approximately 2.5% pay semi-annually, and approximately 60% pay once per year. Beginning in 2004, our projections assume a greater shift toward multi-year subscriptions, particularly with respect to subscriptions sold in our OEM and dealer aftermarket channels, when we expect that subscriptions will be bundled into the financing and leases of a vehicle.

CASH FLOW FROM INVESTING ACTIVITIES

    Cash flow from investing activities represents additions to property, plant and equipment. Our projections assume that we make investments to replace our terrestrial repeater equipment in the ordinary course of business and make other investments in broadcast and satellite operations equipment. The balance of our capital expenditures are projected to consist of investments in website development and enhancements, and development and license fees related to our subscriber management system.

CASH FLOW FROM FINANCING ACTIVITIES

    In January 2002, we sold 16,000,000 shares of our common stock for net proceeds of $147.5 million. Upon completion of the restructuring in 2003, we expect to receive $200 million in gross proceeds, or approximately $194 million in net proceeds, from the sale of newly issued common stock in the new equity investment.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

    Our current executive officers and directors are described below.

                    NAME                       AGE              POSITIONS WITH THE COMPANY
                    ----                       ---              --------------------------
Joseph P. Clayton............................  53    President and Chief Executive Officer and a
                                                       Director
Guy D. Johnson...............................  42    Executive Vice President, Sales and Marketing
Mary Patricia Ryan...........................  46    Executive Vice President, Marketing
John J. Scelfo...............................  45    Executive Vice President and Chief Financial
                                                       Officer
Patrick L. Donnelly..........................  40    Executive Vice President, General Counsel and
                                                       Secretary
Michael S. Ledford...........................  53    Senior Vice President, Engineering
David Margolese..............................  45    Chairman of the Board of Directors and a
                                                     Director
Leon D. Black................................  51    Director
Lawrence F. Gilberti(1)(2)(3)................  52    Director
James P. Holden(1)(3)........................  51    Director
Peter G. Peterson(2)(3)......................  76    Director
Joseph V. Vittoria(1)(2).....................  67    Director

---------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Finance Committee.

    JOSEPH P. CLAYTON has served as President and Chief Executive Officer since November 2001. Mr. Clayton served as Vice Chairman of Global Crossing Ltd., a global internet and long distance services provider, and President, Global Crossing North America, from September 1999 until November 2001. On January 28, 2002, Global Crossing Ltd. and certain of its affiliates filed petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. From August 1997 to September 1999, Mr. Clayton was President and Chief Executive Officer of Frontier Corporation, a Rochester-based national provider of local telephone, long distance, data, conferencing and wireless communications services, which was acquired by Global Crossing in September 1999. Prior to joining Frontier, Mr. Clayton was Executive Vice President, Marketing and Sales -- Americas and Asia, of Thomson S.A., a leading consumer electronics company. Mr. Clayton is a member of the board of directors of Transcend Services Inc., a trustee of Bellarmine College and The Rochester Institute of Technology and a member of the advisory board of the Indiana University School of Business.

    GUY D. JOHNSON has served as Executive Vice President, Sales and Marketing, since January 2002. From 1999 until January 2002, Mr. Johnson was a senior strategic consultant to Thomson S.A., a leading consumer electronics company. Prior to 1999, he was Senior Vice President, Sales and Product
Management -- Americas, for Thomson S.A.

    MARY PATRICIA RYAN has served as Executive Vice President, Marketing, since June 2002. From September 1999 to June 2002, Ms. Ryan was Executive Vice President, Worldwide Marketing, of IMAX, Ltd., one of the world's leading film and digital imaging technologies companies. From September 1998 to July 1999, she was Executive Vice President, Marketing, of Lifetime Entertainment Services, a cable television network, and prior to that she was Executive Vice President, Marketing and Programming, of U.S. Satellite Broadcasting Company, the satellite television service that was acquired by DirecTV in 1999.

    JOHN J. SCELFO has served as Executive Vice President and Chief Financial Officer since April 2001. From November 1999 to April 2001, Mr. Scelfo was Vice President, Finance, for the Asian operations of Dell Computer Corporation, the leading direct global computer systems company. Prior to Dell, he spent
19 years with Mobil Oil Corporation, an integrated energy operator, including as its Corporate Assistant Treasurer, Vice President of Global Risk Management, and Chief Financial Officer of its operations in Japan and Singapore.

    PATRICK L. DONNELLY has served as Executive Vice President, General Counsel and Secretary since May 1998. From June 1997 to May 1998, he was Vice President and deputy general counsel of ITT Corporation, a hotel, gaming and entertainment company that was acquired by Starwood Hotels & Resorts Worldwide, Inc. in February 1998. From October 1995 to June 1997, he was assistant general counsel of ITT Corporation. Prior to October 1995, Mr. Donnelly was an associate at the law firm of Simpson Thacher & Bartlett.

    MICHAEL S. LEDFORD has served as Senior Vice President, Engineering, since September 2001. From July 2000 to September 2001, Mr. Ledford was Vice President of Automotive Strategy at Wingcast, a joint venture between Ford Motor Company and Qualcomm developing advanced wireless vehicle applications, or telematics. Prior to Wingcast, he was the Executive Director of Telematics at Ford, and prior to that was Corporate Executive Director for Process Engineering responsible for overseeing Ford's worldwide introduction of new technologies.

    DAVID MARGOLESE has served as Chairman of our board of directors since August 1993, and as a director since August 1991. From August 1993 to October 2001, Mr. Margolese served as our Chief Executive Officer. Prior to his involvement with us, Mr. Margolese proposed and co-founded Cantel Inc., Canada's national cellular telephone carrier, which was acquired by Rogers Communications Inc. in 1989, and Canadian Telecom Inc., Canada's national paging company, serving as that company's president until its sale in 1987. Mr. Margolese resigned as our Chief Executive Officer in October 2001. Mr. Margolese has been inducted into NASA's Space Technology Hall of Fame and was nominated by Harvard Business School as Entrepreneur Of The Year in 1999.

    LEON D. BLACK has been a director since June 2001. Mr. Black is one of the founding principals of Apollo Advisors, L.P and Lion Advisors, L.P, which manage investment capital on behalf of institutions. He is also the founder of Apollo Real Estate Advisors, L.P. From 1977 to 1990, Mr. Black worked at Drexel Burnham Lambert Incorporated, where he served as Managing Director, head of the Mergers & Acquisitions Group and co-head of the Corporate Finance Department. Mr. Black is a director of Samsonite Corporation, Vail Resorts, Inc., Sequa Corporation, United Rentals, Inc., Allied Waste Industries, Inc., AMC Entertainment Inc. and Wyndham International, Inc. Mr. Black is a trustee of The Museum of Modern Art, Mt. Sinai Hospital, The Metropolitan Museum, Lincoln Center for The Performing Arts, Prep for Prep, The Jewish Museum, the Cardozo School of Law, The Asia Society, Spence School and the Vail Valley Foundation.

    LAWRENCE F. GILBERTI has been a director since September 1993 and served as our Secretary from November 1992 until May 1998. Since December 1992, he has been the Secretary and sole director, and from December 1992 to September 1994 was the President of Satellite CD Radio, Inc., our subsidiary which holds our FCC license. Since June 2000, Mr. Gilberti has been a partner in the law firm of Reed Smith LLP; from May 1998 through May 2000, he was of counsel to that firm. From August 1994 to May 1998, Mr. Gilberti was a partner in the law firm of Fischbein Badillo Wagner & Harding. Mr. Gilberti has provided legal services to us since 1992.

    JAMES P. HOLDEN has been a director since August 2001. From October 1999 until November 2000, Mr. Holden was the President and Chief Executive Officer of DaimlerChrysler Corporation, a subsidiary of DaimlerChrysler AG, one of the world's largest automakers. Prior to being appointed President in 1999, Mr. Holden held numerous senior positions within Chrysler Corporation during his 19-year career at the company.

    PETER G. PETERSON has been a director since June 2001. Mr. Peterson has been chairman of The Blackstone Group L.P, an investment bank, since 1985. Prior to his involvement with Blackstone, Mr. Peterson served as chairman and chief executive officer of Lehman Brothers, Kuhn, Loeb, Inc., the investment bank, for eleven years. He was Secretary of Commerce in 1972 and 1973 after serving as Assistant to the President for International Economic Affairs and Executive Director of the Council on Economic Policy in 1971 and 1972. Prior to his government service, Mr. Peterson was with Bell & Howell Company for thirteen years, beginning as an executive vice president and director and later as chief executive officer. Mr. Peterson is a director of Sony Corp. He is chairman of the board of The Federal Reserve Bank of New York, the Council on Foreign Relations and Institute for International Economics, founding president of The Concord Coalition and a trustee of the Committee for Economic Development, the National Bureau of Economic Research and The Museum of Modern Art. Mr. Peterson has been a director of 3M, RCA, General Foods, Federated Department Stores, Continental Group, Black & Decker and Cities Services.

    JOSEPH V. VITTORIA has been a director since April 1998. From 1997 until February 2000, Mr. Vittoria was Chairman and Chief Executive Officer of Travel Services International, Inc., a travel services distributor. Mr. Vittoria has served as a member of the Board of Overseers of Columbia Business School since 1988. From September 1987 to February 1997, Mr. Vittoria was the Chairman and Chief Executive Officer of Avis Inc., one of the world's largest rental car companies. Mr. Vittoria is a director of ResortQuest International, Inc. and is Chairman of Transmedia Asia Pacific, Inc. and Puradyn Filter Technologies, Inc.

                              -------------------

    For a description of our new board of directors following the restructuring and biographical information for those new directors who do not currently serve as our directors, see 'The Restructuring Proposals -- Proposal 3 Election of New Board of Directors.'

EXECUTIVE COMPENSATION

    The table below shows the compensation for the last three years for our President and Chief Executive Officer and the five next highest paid executive officers at the end of 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                                                                        COMPENSATION
                                                                                               -------------------------------
                                               ANNUAL COMPENSATION                             NUMBER OF
                                     ----------------------------------------    RESTRICTED    SECURITIES
                                                               OTHER ANNUAL        STOCKS      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)     COMPENSATION($)    AWARDS($)      OPTIONS     COMPENSATION($)(1)
---------------------------   ----   ---------   --------     ---------------    ---------      -------     ------------------
Joseph P. Clayton (2) ......  2001     61,538      --             --                --           750,000          --
 President and Chief          2000      --         --             --                --            --              --
 Executive Officer            1999      --         --             --                --            --              --

David Margolese (3) ........  2001    435,417      --              6,066(4)         --         1,500,000          10,500
 Chairman of the Board and    2000    500,000    500,000(5)       --                --            --              10,500
 Chief Executive Officer      1999    450,000      --             --                --         2,500,000          10,000

John J. Scelfo (6) .........  2001    225,000    225,000          --                --           300,000          10,500
 Executive Vice President     2000      --         --             --                --            --              --
 and Chief Financial Officer  1999      --         --             --                --            --              --

Patrick L. Donnelly ........  2001    325,000    225,000          --                --           100,000          10,500
 Executive Vice President,    2000    310,417    323,000(5)       --                --            75,000          10,500
 General Counsel and          1999    277,500      --             --                --           215,000          10,000
 Secretary

Michael S. Ledford (7) .....  2001     99,167    100,000          --               200,000(8)    300,000          --
 Senior Vice President,       2000      --         --             --                --            --              --
 Engineering                  1999      --         --             --                --            --              --

Joseph S. Capobianco (9) ...  2001    291,667     75,000          --                --            --              10,500
 Senior Vice President,       2000    269,135    275,000(5)       --                --            50,000          10,500
 Content                      1999    241,667      --             --                --           100,000          10,000

---------

(1) Represents matching contributions by us under our 401(k) Savings Plan. These amounts were paid in the form of common stock.

(2) Mr. Clayton became our President and Chief Executive Officer on November 26, 2001.

(3) Mr. Margolese resigned as our Chief Executive Officer on October 16, 2001. Mr. Margolese remains a director and non-executive chairman of our board of directors.

(4) Represents commuting costs reimbursed by us.

(5) In addition, in February 2000, we also paid Mr. Margolese a bonus of $500,000, Mr. Capobianco a bonus of $150,000 and Mr. Donnelly a bonus of $290,000 in recognition of the executives' efforts in securing our alliances with DaimlerChrysler and BMW.

(6) Mr. Scelfo became our Executive Vice President and Chief Financial Officer in April 2001.

(7) Mr. Ledford became our Senior Vice President, Engineering, on September 17, 2001.

(8) On September 17, 2001, we granted Mr. Ledford 50,000 restricted shares of our common stock. The restrictions applicable to these shares of common stock lapse in equal increments over the next four years. Amount represents the value of the restricted stock (calculated by multiplying the closing price of our common stock on September 17, 2001, $4.00 per share, by the number of shares awarded, 50,000).

(9) Mr. Capobianco ceased to be an executive officer on October 1, 2002.

STOCK OPTION GRANTS

    The following table sets forth certain information for the fiscal year ended December 31, 2001, with respect to options granted to individuals named in the Summary Compensation Table above.

                             OPTION GRANTS IN 2001

                                                                                    POTENTIAL REALIZABLE VALUE
                                             % OF TOTAL                               AT ASSUMED ANNUAL RATES
                                 NUMBER OF    OPTIONS     EXERCISE                  OF STOCK PRICE APPRECIATION
                                  OPTIONS    GRANTED TO     PRICE     EXPIRATION    ---------------------------
             NAME                 GRANTED    EMPLOYEES    ($/SHARE)      DATE          5%($)          10%($)
             ----                 -------    ---------    ---------      ----          -----          ------
Joseph P. Clayton..............    750,000      17.7%        5.25      11/26/11       2,476,273      6,275,361
David Margolese................  1,500,000      35.4        12.67      05/11/11      11,952,142     30,289,075
John J. Scelfo.................    300,000       7.1         6.91      04/04/11       1,303,699      3,303,828
Patrick L. Donnelly............    100,000       2.4         7.61      05/01/11         478,589      1,212,838
Michael S. Ledford.............    300,000       7.1         4.00      09/17/11         754,674      1,912,491

EXERCISES OF STOCK OPTIONS

    The following table shows the aggregate exercises of options to purchase our common stock and sets forth certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held by the individuals named in the Summary Compensation Table as of December 31, 2001. Also reported are the values for 'in-the-money' stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2001 ($11.63 per share).

                           NUMBER OF                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            SHARES                      UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                           ACQUIRED                   OPTIONS AT FISCAL YEAR END        FISCAL YEAR END($)
                              ON           VALUE      ---------------------------   ---------------------------
          NAME             EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             --------     -----------   -----------   -------------   -----------   -------------
Joseph P. Clayton (1)...     --            --            750,000        --           4,785,000        --
David Margolese.........     --            --          4,700,000        --           3,216,000        --
John J. Scelfo..........     --            --             75,000       225,000         354,000      1,062,000
Patrick L. Donnelly.....     --            --            500,000        --           2,054,000        --
Michael S. Ledford......     --            --             --           300,000          --          2,289,000
Joseph S. Capobianco....     --            --            131,500       118,500         543,095        489,405

---------

(1) Under his employment agreement, we are obligated to issue Mr. Clayton options to purchase up to 750,000 shares of our common stock at an exercise price of $5.25 per share on each of November 26, 2002, November 26, 2003 and November 26, 2004. These options will be exercisable on the date of grant.

REPRICINGS OF STOCK OPTIONS

    The following table sets forth certain information with respect to stock options held by our executive officers that were repriced during the year ended December 31, 2001.

                           10-YEAR OPTION REPRICINGS

                                             NUMBER OF                                                      LENGTH OF
                                            SECURITIES                                                   ORIGINAL OPTION
                                            UNDERLYING      MARKET PRICE     EXERCISE PRICE               TERM REMAINING
                                              OPTIONS     OF STOCK AT TIME     AT TIME OF      NEW          AT DATE OF
                                            REPRICED OR   OF REPRICING OR     REPRICING OR   EXERCISE      REPRICING OR
          NAME                  DATE          AMENDED     AMENDMENT($)(1)     AMENDMENT($)   PRICE($)       AMENDMENT
          ----                  ----          -------     ---------------     ------------   --------       ---------
Patrick L. Donnelly .....   April 9, 2001     110,000          $7.60           $33.50         $7.50      7 years, 1 month
  Executive Vice                               90,000           7.60            23.75          7.50     7 years, 11 months
  President, General                          125,000           7.60            30.50          7.50     8 years, 8 months
  Counsel and Secretary                        25,000           7.60            40.875         7.50     8 years, 9 months
                                               50,000           7.60            21.50          7.50     9 years, 8 months

Joseph S. Capobianco ....   April 9, 2001      50,000           7.60            13.00          7.50          6 years
  Senior Vice President,                       25,000           7.60            15.375         7.50          7 years
  Content                                      25,000           7.60            14.50          7.50          7 years
                                               40,000           7.60            23.75          7.50     8 years, 2 months
                                               60,000           7.60            30.50          7.50     8 years, 8 months
                                               50,000           7.60            21.50          7.50     9 years, 8 months

---------

(1) The revised exercise price was determined by the Compensation Committee of our board of directors based on the five day average of our common stock immediately prior to the repricing.

EMPLOYMENT AGREEMENTS

    We are a party to an employment agreement with Joseph P. Clayton, Guy D. Johnson, Mary Patricia Ryan, John J. Scelfo, Patrick L. Donnelly and Michael S. Ledford. The recapitalization plan will not constitute a change of control for purposes of these employment agreements.

EMPLOYMENT AGREEMENT WITH JOSEPH P. CLAYTON

    On November 26, 2001, we entered into an employment agreement with Joseph P. Clayton to serve as our President and Chief Executive Officer for three years. This agreement provides for an annual base salary of $600,000, subject to increase from time to time by our board of directors. We have also agreed to reimburse Mr. Clayton for the reasonable costs of an apartment in New York City and for the reasonable costs of commercial travel to and from his home in Rochester, New York, to our headquarters in New York City. Mr. Clayton is guaranteed a bonus with respect to 2002 in an amount at least equal to 50% of his base salary, and may earn a bonus in an amount greater than this, based upon performance criteria established by our board of directors. In connection with this agreement, we agreed to grant Mr. Clayton options to purchase 3,000,000 shares of our common stock at an exercise price of $5.25 per share. 750,000 of these options were issued and became exercisable on November 26, 2001. The remaining options will be issued and become exercisable in increments of 750,000 on November 26, 2002, November 26, 2003 and November 26, 2004.

    Under the terms of this agreement, if Mr. Clayton's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), then he is entitled to receive a lump sum amount equal to
(1) his base salary in effect from the termination date through December 31, 2004 and (2) any annual bonuses, at a level equal to 75% of his base salary, that would have been customarily paid during the period from the termination date through December 31, 2004; provided that in no event shall this amount be less than 1.75 times his base salary. In the event Mr. Clayton's employment is terminated without cause or he terminates his employment for good reason, we are also obligated to continue his medical and life insurance benefits until December 31, 2004.

    If, following the occurrence of a 'change of control', Mr. Clayton is terminated without cause or he terminates his employment for good reason, we are obligated to pay to Mr. Clayton an amount equal to 5.25 times his base salary and continue his medical and life insurance benefits until the third anniversary of his termination date. If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Clayton to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Clayton the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed. Under the terms of the employment agreement, Mr. Clayton may not disclose any of our proprietary information or, during his employment with us and for three years thereafter, engage in any business involving the transmission of radio entertainment programming in North America.

EMPLOYMENT AGREEMENT WITH GUY D. JOHNSON

    On January 7, 2002, we entered into an employment agreement with Guy D. Johnson to serve as our Executive Vice President, Sales and Marketing, for three years. This agreement provides for an annual base salary of $400,000, subject to increase from time to time by our board of directors. We have also agreed to reimburse Mr. Johnson for his living expenses in New York City, up to $6,000 per month, and for the reasonable costs of commercial travel to and from his home in British Columbia to our headquarters in New York City. Mr. Johnson is guaranteed a bonus with respect to 2002 in an amount at least equal to 50% of his base salary, and may earn a bonus in an amount greater than this, based upon performance criteria established by our board of directors. In connection with this agreement, we agreed to grant Mr. Johnson options to purchase 500,000 shares of our common stock at an exercise price of $9.46 per share. Options with respect to 125,000 of these shares became exercisable immediately. The remaining options become exercisable in increments of 125,000 on January 7, 2003, January 7, 2004 and January 7, 2005. We also granted Mr. Johnson 100,000 restricted shares of common stock. The restrictions applicable to 34,000 of these shares will lapse on January 7, 2003 if the average price of our common stock during the twenty trading days preceding January 7, 2003 equals or exceeds $15.00; the restrictions applicable to 33,000 of these shares will lapse on January 7, 2004 if the average price of our common stock on the twenty trading days preceding January 7, 2004 equals or exceeds $20.00; and the restrictions applicable to the remaining 33,000 shares will lapse on January 7, 2005 if the average price of our common stock on the twenty trading days preceding
January 7, 2005 equals or exceeds $25.00. Any shares of restricted stock which do not vest on January 7, 2003, January 7, 2004 or January 7, 2005 will be forfeited.

    Under the terms of this agreement, if Mr. Johnson's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), then he is entitled to receive a lump sum amount equal to
(1) his base salary in effect from the termination date through January 6, 2005 and (2) any annual bonuses, at a level equal to 75% of his base salary, that would have been customarily paid during the period from the termination date through January 6, 2005; provided that in no event shall this amount be less than 1.00 times his base salary. In the event Mr. Johnson's employment is terminated without cause or he terminates his employment for good reason, we are also obligated to continue his medical and life insurance benefits until January 6, 2005.

    If, following the occurrence of a 'change of control', Mr. Johnson is terminated without cause or he terminates his employment for good reason, we are obligated to pay to Mr. Johnson an amount equal to 1.75 times his base salary and continue his medical and life insurance benefits until the third anniversary of his termination date. If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Johnson to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Johnson the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Johnson may not disclose any of our proprietary information or, during his employment with us and for two years thereafter, engage in any business involving the transmission of radio entertainment programming in North America.

EMPLOYMENT AGREEMENT WITH MARY PATRICIA RYAN

    On May 3, 2002, we entered into an employment agreement with Mary Patricia Ryan to serve as our Executive Vice President, Marketing, for three years. This agreement provides for an annual base salary of $320,000, subject to increase from time to time by our board of directors. Under this agreement, we paid Ms. Ryan a $25,000 starting bonus and have guaranteed her a bonus of $160,000 with respect to 2002, although she may earn a larger bonus based upon performance criteria established by our board of directors. In connection with this agreement, we also granted Ms. Ryan options to purchase 240,000 shares of our common stock at an exercise price of $3.67 per share. Options with respect to 60,000 of these shares became exercisable upon execution of the agreement and the remaining options become exercisable in increments of 60,000 on June 10, 2003, June 10, 2004 and June 10, 2005.

    Under the terms of this agreement, if Ms. Ryan's employment is terminated without cause or she terminates her employment for good reason (as defined in the employment agreement), we are obligated to pay Ms. Ryan an amount equal to the sum of her annual salary and the annual bonus last paid to her or, in the event her employment is terminated prior to January 1, 2003, $160,000.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Ms. Ryan to pay an excise tax under the United States Internal Revenue Code on any amounts received by her, we have agreed to pay
Ms. Ryan the amount of such taxes and such additional amount as may be necessary to place her in the exact same financial position that she would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Ms. Ryan may not disclose any of our proprietary information or, during her employment with us and for two years thereafter (or one year thereafter if Ms. Ryan's employment is terminated without cause or she terminates her employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH JOHN J. SCELFO

    On March 7, 2001, we entered into an employment agreement with John J. Scelfo to serve as our Executive Vice President and Chief Financial Officer for three years. This agreement provides for an annual base salary of $300,000, subject to increase from time to time by our board of directors. On January 1, 2002, our board of directors increased Mr. Scelfo's salary to $345,000 per year. In connection with this agreement, we granted Mr. Scelfo options to purchase 300,000 shares of our common stock at an exercise price of $6.91 per share. Options with respect to 75,000 shares became exercisable on each of October 4, 2001, April 4, 2002 and October 4, 2002, and the remaining options become exercisable on April 4, 2003.

    Under the terms of this agreement, if Mr. Scelfo's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. Scelfo an amount equal to the sum of his annual salary and the annual bonus last paid to him.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Scelfo to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Scelfo the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Scelfo may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. Scelfo's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH PATRICK L. DONNELLY

    On March 28, 2000, we entered into an employment agreement with Patrick L. Donnelly to serve as our Executive Vice President, General Counsel and Secretary for three years. Pursuant to this agreement, in 2001 we paid Mr. Donnelly an annualized base salary of $325,000. This base salary is subject to increase from time to time by our board of directors. On January 1, 2002, our board of directors increased Mr. Donnelly's salary to $345,000 per year.

    Under the terms of this agreement, if Mr. Donnelly's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. Donnelly an amount equal to the sum of his annual salary and the annual bonus last paid to him.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Donnelly to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Donnelly the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Donnelly may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. Donnelly's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH MICHAEL S. LEDFORD

    On August 29, 2001, we entered into an employment agreement with Michael S. Ledford to serve as our Senior Vice President, Engineering, for three years. This agreement provides for an annual base salary of $340,000, subject to increase from time to time by our board of directors. In connection with this agreement, we granted Mr. Ledford options to purchase 300,000 shares of our common stock at an exercise price of $4.00 per share. These options become exercisable in increments of 100,000 shares on September 17, 2002, September 17, 2003 and September 17, 2004. We also granted Mr. Ledford 50,000 restricted shares of common stock. The restrictions applicable to these shares of common stock lapse on September 17, 2002, September 17, 2003, September 17, 2004 and September 17, 2005 in equal increments of 12,500 shares.

    Under the terms of this agreement, if Mr. Ledford's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. Ledford an amount equal to his annual salary.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Ledford to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Ledford the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Ledford may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. Ledford's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding beneficial ownership of our common stock as of September 30, 2002 and after giving effect to the restructuring, assuming that all of our debt securities are exchanged for common stock, by (1) each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, (2) each of our directors, (3) each of our executive officers and (4) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by these owners, have sole investment and voting power with respect to these shares, except as otherwise provided by community property laws where applicable.

                                                    SHARES BENEFICIALLY       SHARES BENEFICIALLY
                                                        OWNED AS OF               OWNED AFTER
                                                    SEPTEMBER 30, 2002         THE RESTRUCTURING
         NAME AND ADDRESS OF BENEFICIAL           -----------------------   ------------------------
            OWNER OF COMMON STOCK(1)                NUMBER     PERCENT(2)     NUMBER      PERCENT(2)
            ------------------------                ------     ----------     ------      ----------
OppenheimerFunds, Inc.(3) ......................  13,258,200      17.2%     225,443,878     23.4%
  498 Seventh Avenue
  New York, New York 10018

Lehman Commercial Paper Inc.(4) ................   2,100,000       2.7%     126,800,370     13.1%
  745 Seventh Avenue
  New York, New York 10019

Apollo Investment Fund IV, L.P.(5)..............   9,413,533      11.0%     [to be added]     %
Apollo Overseas Partners IV, L.P.
  Two Manhattanville Road
  Purchase, New York 10577

Blackstone Management Associates III               6,891,444       8.2%     [to be added]     %
  L.L.C.(6) ....................................
  345 Park Avenue
  New York, New York 10154

Space Systems/Loral, Inc.(7) ...................      --         --          58,964,982      6.1%
  3825 Fabian Way
  Palo Alto, California 94303

Continental Casualty Company(8) ................      --         --          54,632,378      5.7%
  333 South Wabash Avenue
  Chicago, Illinois 60685

David Margolese(9)..............................   6,300,000       7.7%       6,300,000      *

Joseph P. Clayton(10)...........................     760,000       1.0%         760,000      *

Guy D. Johnson(11)..............................     260,548      *             260,548      *

Leon D. Black(12)...............................      --          *             --           *

Lawrence F. Gilberti(13)........................      65,000      *              65,000      *

James P. Holden(14).............................      40,000      *              40,000      *

Peter G. Peterson(15)...........................      --          *             --           *

Joseph V. Vittoria(16)..........................      65,000      *              65,000      *

Patrick L. Donnelly(17).........................     504,534      *             504,534      *

Michael S. Ledford(18)..........................     137,941      *             137,941      *

John J. Scelfo(19)..............................     326,316      *             326,316      *

All Executive Officers and Directors as a Group
  (11 persons)(20)..............................   8,459,339      10.2%       8,459,339      *

---------

  * Less than one percent.

 (1) This table is based upon information supplied by directors, officers and principal stockholders and information derived from the lockup agreement. Unless otherwise indicated, the address of the beneficial owner is Sirius Satellite Radio Inc., 1221 Avenue of the Americas, 36th Floor, New York, New York 10020.

 (2) Determined as provided by Rule 13d-3 under the Exchange Act. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by this person within 60 days from the date of determination upon the exercise of options, and each beneficial owner's
                                              (footnotes continued on next page)

(footnotes continued from previous page)

     percentage ownership is determined by assuming that options that are held by this person (but not those held by any other person) and that are exercisable within 60 days from the date of determination have been exercised.

 (3) This information is based upon a letter dated October 16, 2002 from Oppenheimer to us, indicating that Atlas Global Growth Fund owns 55,100 shares of our common stock, Clarington Global Equity Fund owns 44,100 shares of our common stock, Security Benefit Life Global Series Fund owns 39,500 shares of our common stock, Security Benefit Life Worldwide Equity Series D/VA owns 213,700 shares of our common stock, CUNA Global Series Fund/VA owns 4,700 shares of our common stock, JNL/Oppenheimer Global Growth Series VA owns 19,100 shares of our common stock, Oppenheimer Global Fund owns 3,502,500 shares of our common stock, Oppenheimer Global Securities Fund/VA owns 879,500 shares of our common stock and Oppenheimer Global Growth & Income Fund owns 8,500,000 shares of our common stock. Oppenheimer is an investment adviser registered under the Investment Advisers Act of 1940. Upon consumation of the restructuring, Oppenheimer and its affiliates will acquire an additional 163,609,837 shares of common stock for $150 million cash and an additional 48,575,841 shares of common stock in exchange for $27.5 million in principal amount at maturity of senior secured discount notes and $30 million in principal amount of senior secured notes.

 (4) Represents warrants to purchase 2,100,000 shares of common stock at a purchase price of $15.00 per share, all of which are immediately exercisable. Upon consummation of the restructuring, Lehman will acquire an additional 124,700,370 shares of common stock in exchange for the Lehman senior term loans and $4.2 million in principal amount of senior secured notes.

 (5) Represents 1,742,512 shares of 9.2% Series A Junior Cumulative Convertible Preferred Stock and 781,548 shares of 9.2% Series B Junior Cumulative Convertible Preferred Stock, which are immediately convertible into 8,413,533 shares of our common stock, and 1,000,000 shares of common stock.

 (6) Represents 2,343,091 shares of 9.2% Series D Junior Cumulative Convertible Preferred Stock, which are immediately convertible into 6,891,444 shares of our common stock.

 (7) Upon consummation of the restructuring, Loral will acquire 58,964,982 shares of common stock in exchange for the Loral senior term loans.

 (8) Upon consummation of the restructuring, Continental will acquire 54,632,378 shares of common stock in exchange for $30 million in principal amount at maturity of senior secured discount notes and $34.605 million in principal amount of senior secured notes.

 (9) Includes 4,700,000 shares of common stock issuable under stock options that are exercisable within 60 days and 1,600,000 shares owned by Mr. Margolese.

(10) Represents 750,000 shares of common stock issuable under stock options exercisable within 60 days and 10,000 shares owned by Mr. Clayton.

(11) Includes 35,000 shares owned by Mr. Johnson, 100,000 restricted shares of common stock, 548 shares of common stock acquired under our 401(k) Plan and 125,000 shares of common stock issuable under stock options exercisable within 60 days. Does not include 375,000 shares issuable under stock options that are not exercisable within 60 days.

(12) Mr. Black is the founding partner of Apollo Management, L.P., an affiliate of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. Mr. Black disclaims beneficial ownership of all shares of our common stock in excess of his pecuniary interest, if any.

(13) Represents 65,000 shares of common stock issuable under stock options exercisable within 60 days.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(14) Represents 40,000 shares of common stock issuable under stock options exercisable within 60 days.

(15) Mr. Peterson is the founder and chairman of The Blackstone Group L.P. Mr. Peterson disclaims beneficial ownership of all shares of our common stock owner by Blackstone and its affiliated funds.

(16) Represents 65,000 shares of common stock issuable under stock options exercisable within 60 days.

(17) Includes 4,534 shares of common stock acquired under our 401(k) Plan and 500,000 shares of common stock issuable under stock options exercisable within 60 days.

(18) Includes 37,500 restricted shares of common stock, 441 shares of common stock acquired under our 401(k) Plan and 100,000 shares of common stock issuable under stock options exercisable within 60 days. Does not include 200,000 shares issuable under stock options that are not exercisable within 60 days.

(19) Includes 500 shares of common stock owned by Mr. Scelfo, 816 shares of common stock acquired under our 401(k) Plan and 325,000 shares of common stock issuable under stock options exercisable within 60 days. Does not include 75,000 shares issuable under stock options that are not exercisable within 60 days.

(20) Includes 6,670,000 shares of common stock issuable under stock options exercisable within 60 days. Does not include 650,000 shares issuable under stock options that are not exercisable within 60 days.

              STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

    To be eligible for inclusion in our proxy statement and form of proxy for next year's annual meeting, stockholder proposals must be submitted in writing by the close of business on January 20, 2003 to Patrick L. Donnelly, Executive Vice President, General Counsel and Secretary, Sirius Satellite Radio Inc., 36th Floor, 1221 Avenue of the Americas, New York, New York 10020.

    If any proposal that is not submitted for inclusion in next year's proxy (as described in the preceding paragraph) is instead sought to be presented directly at next year's annual meeting, the proxies may vote in their discretion if (a) we receive notice of the proposal before the close of business on January 20, 2003 and advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) we do not receive notice of the proposal prior to the close of business on January 20, 2003. Notices of intention to present proposals at next year's annual meeting should be addressed to Patrick L. Donnelly, Executive Vice President, General Counsel and Secretary, Sirius Satellite Radio Inc., 1221 Avenue of the Americas, 36th Floor, New York, New York 10020.

                           INCORPORATION BY REFERENCE

    The SEC allows us to 'incorporate by reference' in this Proxy Statement other information we file with it, which means that we can disclose important information to you by referring you to those documents. This Proxy Statement incorporates important business and financial information about us that is not included in or delivered with this Proxy Statement. The information we file later with the SEC will automatically update and supersede the information included in and incorporated by reference in this Proxy Statement. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until the date of the special meeting.

        1. Our Annual Report on Form 10-K for the year ended December 31, 2001, as amended by a Form 10-K/A dated April 30, 2002.

        2. Our Quarterly Reports on Form 10-Q for the quarters ended after December 31, 2001.

        3. Our Current Reports on Form 8-K dated January 3, 2002, April 11, 2002 and October 22, 2002.

        4. The description of our common stock contained in our Registration Statement on Form 8-A filed pursuant to Section 12(b) of the Exchange Act.

    We have filed each of these documents with the SEC. You may read and copy any of these reports, statements or other information at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at its regional offices. You can request copies of those documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at the SEC's internet site at http://www.sec.gov. You may also request a copy of these filings, at no cost, by writing or calling us at the following address or telephone number:

                              Patrick L. Donnelly
            Executive Vice President, General Counsel and Secretary
                          Sirius Satellite Radio Inc.
                    1221 Avenue of the Americas, 36th floor
                            New York, New York 10020
                                 (212) 584-5100

    You should rely only on the information incorporated by reference or provided in this Proxy Statement. We have not authorized anyone else to provide you with different information.

                                 OTHER MATTERS

    Our board of directors does not intend to present, or have any reason to believe other will present, any items of business other than those stated above. If other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our board of directors.

                                          By Order of the Board of Directors,

                                          PATRICK L. DONNELLY
                                          Executive Vice President,
                                          General Counsel and Secretary

New York, New York
December   , 2002

                                                                       EXHIBIT A

                                                               November 12, 2002

Independent Committee of the Board of Directors of Sirius Satellite Radio Inc.
c/o Sirius Satellite Radio Inc.
1221 Avenue of the Americas
New York, NY 10020

Members of the Independent Committee:

    We understand that Sirius Satellite Radio Inc. (the 'Company') proposes to undertake the series of transactions described below for the purpose of restructuring its existing debt and equity securities and obtaining new equity financing (collectively, the 'Proposed Recapitalization'). The elements of the Proposed Recapitalization are as follows:

     The Company will make an offer to the holders of its 14 1/2% Senior Secured Notes due 2009, 15% Senior Secured Discount Notes due 2007 and 8 3/4% Convertible Subordinated Notes due 2009 (collectively, the 'Notes') and term loans issued under the Term Loan Agreement, dated as of June 1, 2000 (as amended, the 'Term Loan Agreement'), between the Company and Lehman Commercial Paper Inc. ('Lehman') and the term loans issued under the Deferral Credit Agreement, dated as of April 15, 1999 (as amended, the 'Deferral Credit Agreement'), between the Company and Space Systems/Loral, Inc. ('Loral') (collectively, the 'Term Loans'), which Notes and Term Loans had an accreted principal amount of approximately $710 million as of September 30, 2002, to exchange the Notes and the Term Loans for an aggregate of up to approximately 597 million shares of the Company's common stock, par value $0.01 per share (the 'Common Stock'), such consideration to be ratably adjusted in the event the offer is not fully subscribed (collectively, the 'Exchange Offer');

     Pursuant to the lock-up agreement, dated as of October 17, 2002 (the 'Lock-Up Agreement'), among the Company, affiliates of Apollo Management, L.P. ('Apollo'), affiliates of The Blackstone Group L.P. ('Blackstone', and together with Apollo, the 'Sponsors'), OppenheimerFunds, Inc., as investment adviser for its affiliates ('Oppenheimer'), Lehman, Loral and certain holders of the Notes, the Company will issue to the Sponsors
     (i) an aggregate of approximately 77 million shares of Common Stock and
     (ii) warrants for approximately an additional 88 million shares of Common Stock (the 'Warrants'), in consideration of the cancellation of the Company's 9.2% Series A Junior Cumulative Convertible Preferred Stock, 9.2% Series B Junior Cumulative Convertible Preferred Stock and 9.2% Series D Junior Cumulative Convertible Preferred Stock having an aggregate liquidation preference of approximately $519 million as of September 30, 2002, beneficially owned by the Sponsors (the 'Preferred Conversion');

     Pursuant to the Lock-Up Agreement, the Company will issue and sell to the Sponsors an aggregate of approximately 48 million shares of Common Stock for aggregate consideration of $50,000,000 in cash (the 'Sponsors' New Money Investment'); and

     Pursuant to the Lock-Up Agreement, the Company will issue and sell to Oppenheimer an aggregate of approximately 164 million shares of Common Stock for aggregate consideration of $150,000,000 in cash (the 'Oppenheimer New Money Investment', together with the Sponsors' New Money Investment, the 'New Money Component').

    As a result of the foregoing transactions, the outstanding Common Stock owned by the Company's existing holders of Common Stock will be reduced to approximately 8.0% (or approximately 7.3% on a fully diluted basis, giving effect to the shares of Common Stock issuable under the Warrants to be issued to the Sponsors in connection with the Preferred Conversion).

    You have requested our opinion as to the fairness, from a financial point of view, of the Proposed Recapitalization to the existing holders of Common Stock other than the Sponsors and Oppenheimer (collectively, the 'Non-Participating Stockholders').

    In connection with rendering our opinion, we have reviewed the Lock-Up Agreement and drafts of the exchange offer documents and consent solicitation materials for the Proposed Recapitalization; for the purposes this opinion we have assumed that the final forms of any such documents that we have reviewed in draft form will not differ in any material respect from the drafts provided to us. We have also reviewed and analyzed certain publicly available business and financial information relating to the Company for recent years and interim periods to date, as well as certain internal financial and operating information, including financial forecasts, analyses and projections prepared by or on behalf of the Company and provided to us for the purposes of our analysis. We have also met with the management of the Company to review and discuss such information and, among other matters, the Company's past and current business, operations, assets, liabilities, financial condition and prospects, including management's view of the risks and uncertainties associated with not pursuing the Proposed Recapitalization. In addition, we have had numerous discussions with the Company and its financial advisor, UBS Warburg LLC ('UBS'), concerning the process, status and prospects of the Company's solicitation of alternative sources of financing and other potential strategic alternatives, including the identity of the third parties contacted and the discussions between the Company and UBS and such third parties.

    We have also reviewed and considered certain financial and stock market data relating to the Company, compared that data with similar data for certain other companies, the securities of which are publicly traded, that we believe are comparable in certain respects to the Company, and performed such other financial studies, analyses and investigations and reviewed such other information as we considered appropriate for purposes of this opinion.

    In evaluating the Company's financial condition and prospects, we have been advised by the Company that:

        (i) based on the Company's financial projections, assuming no financing or delevering transaction, the Company's projected funding gap prior to its projected cash flow breakeven will be approximately $600 million;

        (ii) based on the Company's financial projections, the absence of available borrowing capacity and its current cash position, if the Company were to meet all its existing payment obligations, including debt service, the Company would exhaust its cash resources prior to the end of the second quarter of the Company's 2003 fiscal year and would no longer be able to conduct its operations after such date without additional financing;

        (iii) unless the Company enters into the Proposed Recapitalization or an alternative cash financing transaction within the next six months, it will be forced to commence bankruptcy proceedings;

        (iv) the Company and UBS have aggressively solicited indications of interest for a new capital investment in the Company from numerous strategic and financial investors (including from holders of the Notes and Term Loans) but have not received any indications of interest for a transaction that would adequately address the Company's liquidity needs; and

        (v) based on the Company's financial projections, following the consummation of the Proposed Recapitalization the Company will have sufficient liquidity to fund expected negative cash flow from operations and any residual debt service through the end of the first quarter of the Company's 2004 fiscal year and the Company's projected funding gap prior to its projected cash flow break-even should not exceed $75 million.

    As you know, we did not participate in, or otherwise independently verify, the solicitation activities referenced above. Accordingly, with your consent, we have placed significant reliance on the quality and thoroughness of the solicitation efforts undertaken by the Company and UBS to support the Company's conclusion that no viable alternative source of financing is available. Moreover, we have placed substantially greater reliance on the matters described in clauses (i) through (v) above than on the financial analysis that we have performed as a result of our belief that (a) our discounted cash flow analysis is of limited utility in valuing enterprises in severe financial distress that have a demonstrated lack of financing alternatives and (b) our analysis of trading prices of the securities of other companies and our analysis of acquisitions of other companies cannot yield directly relevant findings due to, among other things, (1) the absence of accepted metrics by which to compare the Company to such other companies given the early stage of development of the Company's business and (2) the absence of a sufficient number of directly comparable companies.

    In our review and analysis and in formulating our opinion, we have with your consent assumed and relied upon the accuracy and completeness of all financial and other information provided to us (including the matters referred to in clauses (i) through (v) of the second preceding paragraph) or otherwise publicly available, and we have not assumed any responsibility for the independent verification of such information. We have similarly assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to us, and we have assumed that such projections, forecasts and analyses were reasonably prepared in good faith and reflect the best currently available judgements and estimates of the Company's management. We express no opinion with respect to such projections, forecasts and analyses or the assumptions upon which they are based. Moreover, we have not reviewed any of the books and records of the Company, or assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company, and no such independent valuation or appraisal was provided to us. Our opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by us as of the date hereof. We are not expressing any opinion herein as to the prices at which any securities of the Company will actually trade at any time.

    We are acting as financial advisor to the Independent Committee of the Board of Directors of the Company in connection with the Proposed Recapitalization and will receive a fee for our services, as well as a fee for rendering this opinion. Pursuant to our engagement agreement dated June 5, 2002 with the Independent Committee and the Company, we have, from time to time, worked in conjunction with professionals of Dresdner Kleinwort Wasserstein, Inc. ('DrKW') in fulfilling the terms of our engagement. In the ordinary course of business, DrKW may actively trade the equity or debt securities of the Company for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    This opinion only addresses the fairness, from a financial point of view, to the Non-Participating Stockholders of the Proposed Recapitalization. This opinion does not address the Company's underlying business decision to effect the Proposed Recapitalization, the price of the New Money Component, the prices implied by the conversion of obligations and interests under the Proposed Recapitalization, whether any other transaction might have been available as an alternative to the Proposed Recapitalization, or the terms upon which any such alternative transaction could be or would have been achieved. In addition, this opinion does not address the solvency of the Company following consummation of the Proposed Recapitalization or at any other time.

    It is understood that this opinion is for the benefit and use of the Independent Committee of the Board of Directors of the Company in its consideration of the Proposed Recapitalization and may not be relied upon by any other person. This opinion may be reproduced in full in any proxy statement mailed to stockholders of the Company in connection with the Proposed Recapitalization but may not otherwise be quoted, referred to or reproduced at any time or in any manner without our prior written consent. This opinion does not constitute a recommendation to any stockholder or any other person as to how such holder or person should vote with respect to the Proposed Recapitalization, and should not be relied upon by any stockholder or other person as such.

    Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the terms of the Proposed Recapitalization are fair to the Non-Participating Stockholders from a financial point of view.

                                          Very truly yours,

                                          /s/ MILLER BUCKFIRE LEWIS & CO., LLC

                                                                       EXHIBIT B

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------
  In re:                                     |
                                             |
                                             |
                                             |                Chapter 11
  Sirius Satellite Radio Inc.,Debtor.        |                Case No.
                                             |
---------------------------------------------

                  DEBTOR'S PREPACKAGED PLAN OF REORGANIZATION
                         (                      , 2003)

                                      TUTMAN, TREISTER & GLATT P.C.
                                      Frank A. Merola, Eric D. Goldberg
                                      3699 Wilshire Blvd., Suite 900
                                      Los Angeles, California 90010
                                      (213) 251-5100

                                      -and-

                                      SIMPSON THACHER & BARTLETT
                                      Gary L. Sellers, Michele C. David
                                      425 Lexington Avenue
                                      New York, NY 10017-3954
                                      (212) 455-2000

                                      Attorneys for Sirius Satellite Radio Inc.
                                      Debtor and Debtor in Possession

New York, New York
____________________, 2003

NO CHAPTER 11 CASE HAS BEEN COMMENCED AT THIS TIME. THE SOLICITATION MATERIALS ACCOMPANYING THIS PLAN OF REORGANIZATION HAVE NOT BEEN APPROVED BY THE BANKRUPTCY COURT AS CONTAINING 'ADEQUATE INFORMATION' WITHIN THE MEANING OF BANKRUPTCY CODE SECTION 1125(a). FOLLOWING THE COMMENCEMENT OF ITS CHAPTER 11 CASE, THE DEBTOR EXPECTS TO PROMPTLY SEEK AN ORDER OF THE BANKRUPTCY COURT
(1) APPROVING THE SOLICITATION OF VOTES AS HAVING BEEN IN COMPLIANCE WITH BANKRUPTCY CODE SECTION 1126(b); AND (2) CONFIRMING THE PLAN OF REORGANIZATION PURSUANT TO BANKRUPTCY CODE SECTION 1129.

    Sirius Satellite Radio Inc., a Delaware corporation (the 'Debtor'), hereby submits the following 'Debtor's Prepackaged Plan of Reorganization
(          , 2003)' (the 'Plan') and requests confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code. All Holders of Claims and Interests are encouraged to read the Plan and the accompanying solicitation materials in their entirety before voting to accept or reject the Plan. No materials other than the accompanying solicitation materials and any exhibits and schedules attached thereto or referenced therein have been authorized by the Debtor for use in soliciting acceptances or rejections of the Plan.

                                   ARTICLE I
                     DEFINITIONS, RULES OF INTERPRETATION,
                            AND COMPUTATION OF TIME

A. DEFINITIONS

    As used in the Plan, the following terms shall have the following meanings:

    1.1 'ADMINISTRATIVE CLAIM' means an Unsecured Claim: (a) for costs and expenses of administration of the Reorganization Case incurred prior to the Effective Date and allowable under Bankruptcy Code section 503(b) or 507(b); and (b) Professional Fee Claims.

    1.2 'AGGREGATE LIQUIDATION PREFERENCE' means the aggregate liquidation preferences for any class of Preferred Stock as listed in the Schedules.

    1.3 'ALLOWED CLAIM' means:

       (a) any Claim that is Scheduled by the Debtor as liquidated in amount and not disputed nor contingent and no objection to the allowance of the Claim, or request to estimate the Claim, has been interposed within any time period provided under the Plan or under applicable law; or

       (b) any Disputed Claim, the amount of which Claim has been determined by a Final Order; or

       (c) any Claim that is specified as an Allowed Claim under the Plan or the Confirmation Order.

    1.4 'ALLOWED INTEREST' means:

       (a) any Interest that is Scheduled by the Debtor as liquidated in amount and not disputed nor contingent and no objection to the allowance of the Interest, or request to estimate the Interest, has been interposed within any time period provided under the Plan or under applicable law; or

       (b) any Disputed Interest, the amount of which Disputed Interest has been determined by a Final Order; or

       (c) any Interest that is specified as an Allowed Interest under the Plan or the Confirmation Order.

    1.5 'ALLOWED     CLAIM' or 'ALLOWED     INTEREST' means an Allowed Claim or
        Allowed Interest: (a) in the specified Class (as described in the Plan); or (b) of the type of unclassified Claim that is specified.

    1.6 'ANNEX' means an Annex to the Plan.

    1.7 'ANNEX FILING DATE' means a Business Day selected by the Debtor for Filing all Annexes to the Plan, which day shall not be less than seven
        (7) days prior to the Confirmation Hearing.

    1.8 'BALLOT RECORD DATE' means         , 2003.

    1.9 'BANKRUPTCY CODE' means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. 'SS'SS' 101 et seq., as now in effect or hereafter amended (to the extent any such amendments apply to this Reorganization Case).

    1.10 'BANKRUPTCY COURT' means the United States Bankruptcy Court for the Southern District of New York, or any other court with jurisdiction over this Reorganization Case.

    1.11 'BANKRUPTCY RULES' means, collectively, the (a) Federal Rules of Bankruptcy Procedure and (b) Local Rules of the Bankruptcy Court, all as now in effect or hereafter amended (to the extent any such amendments apply to this Reorganization Case).

    1.12 'BNY' means The Bank of New York, a bank duly organized and existing under the laws of the State of New York and any successor thereto.

    1.13 'BUSINESS DAY' means any day, excluding Saturdays, Sundays or 'legal holidays' as defined in Bankruptcy Rule 9006(a).

    1.14 'CASH' means legal tender of the United States of America.

    1.15 'CLAIM' means a 'claim', as defined in Bankruptcy Code section 101(5), against the Debtor.

    1.16 'CLASS' means one of the classes of Claims or Interests listed in
         Article II.

    1.17 'COMMITTEE' means the official committee or committees, if any, appointed in the Reorganization Case pursuant to Bankruptcy Code section 1102 as such committee or committees may be reconstituted from time to time.

    1.18 'COMMON STOCK' means the common stock, par value $0.001 per share, of the Debtor.

    1.19 'CONFIRMATION' means the Bankruptcy Court's confirmation of the Plan pursuant to Bankruptcy Code section 1129.

    1.20 'CONFIRMATION DATE' means the day on which the Confirmation Order is entered by the Bankruptcy Court on its docket.

    1.21 'CONFIRMATION HEARING' means the hearing held pursuant to Bankruptcy Rule 3020(b)(2), including any adjournments thereof, at which the Bankruptcy Court will consider Confirmation of the Plan.

    1.22 'CONFIRMATION ORDER' means the Order of the Bankruptcy Court approving Confirmation of the Plan.

    1.23 'CONVERTIBLE SUBORDINATED NOTE CLAIM' means all Claims arising under or related to the Convertible Subordinated Notes or the Convertible Subordinated Notes Indenture.

    1.24 'CONVERTIBLE SUBORDINATED NOTES' means the 8 3/4% Convertible Subordinated Notes due 2009, in a currently outstanding aggregate principal amount of $16,461,000, issued by the Debtor pursuant to the Convertible Subordinated Notes Indenture.

    1.25 'CONVERTIBLE SUBORDINATED NOTES INDENTURE' means the Indenture and the First Supplemental Indenture (as amended, modified or supplemented from time to time), each dated as of September 29, 1999, between the Debtor and BNY (as successor to U.S. Trust Company of Texas, N.A.), as trustee.

    1.26 'CONVERTIBLE SUBORDINATED NOTES INDENTURE TRUSTEE' means BNY or any successor trustee under the Convertible Subordinated Notes Indenture.

    1.27 'CORPORATE DOCUMENTS' means, as applicable, the certificate of incorporation and by-laws (or any other applicable organizational documents) of the Debtor in effect as of the Petition Date.

    1.28 'DEBTOR' means Sirius Satellite Radio Inc., formerly known as CD Radio Inc.

    1.29 'DEBTOR IN POSSESSION' means the Debtor when acting in the capacity of representative of its Estate in the Reorganization Case.

    1.30 'DISALLOWED CLAIM' or 'Disallowed Interest' means any Claim against, or Interest in, the Debtor that has been disallowed, in whole or in part, by a Final Order, or which has been withdrawn, in whole or in part, by the Holder thereof.

    1.31 'DISBURSING AGENT' means the Reorganized Debtor and/or one or more parties designated by the Debtor or Reorganized Debtor, in its sole discretion, to serve as a disbursing agent under the Plan.

    1.32 'DISPUTED CLAIM' means a Claim as to which any one of the following applies:

         (a) the Claim is not Scheduled;

         (b) the Claim is Scheduled as unliquidated, disputed, contingent or unknown;

         (c) the Claim is the subject of a timely objection or request for estimation in accordance with the Bankruptcy Code, the Bankruptcy Rules, any applicable order of the Bankruptcy Court, the Plan or applicable non-bankruptcy law, which objection or request for estimation has not been withdrawn or determined by a Final Order; or

         (d) the Claim is otherwise treated as a 'Disputed Claim' pursuant to the Plan.

    1.33 'DISPUTED INTEREST' means an Interest as to which any one of the following applies:

         (a) the Interest is not Scheduled;

         (b) the Interest is Scheduled as unliquidated, disputed, contingent or unknown;

         (c) the Interest is the subject of a timely objection or request for estimation in accordance with the Bankruptcy Code, the Bankruptcy Rules, any applicable order of the Bankruptcy Court, the Plan or applicable non-bankruptcy law, which objection or request for estimation has not been withdrawn or determined by a Final Order; or

         (d) the Interest is otherwise treated as a 'Disputed Interest' pursuant to the Plan.

    1.34 'DISPUTED RESERVE' means the reserve established pursuant to section VI.N.2 hereof to hold the Cash, New Common Stock or New Warrants that would be distributed to the Holder of a Disputed Claim or Disputed Interest upon becoming an Allowed Claim or Allowed Interest.

    1.35 'DISTRIBUTION DATE' means, with respect to distributions under the Plan to Holders of Allowed Claims or Allowed Interests, the date, occurring on or as soon as practicable after the later of:

         (a) the Effective Date;

         (b) the date when a Claim becomes an Allowed Claim or an Interest becomes an Allowed Interest, as applicable; and

         (c) the date when the Disbursing Agent can make a distribution to a Holder of Allowed Claims and Allowed Interests as provided in
             Article VI hereof.

    1.36 'DISTRIBUTION RECORD DATE' means the record date for purposes of making distributions under the Plan on account of Allowed Claims or Allowed Interests, which date shall be the Effective Date.

    1.37 'EFFECTIVE DATE' has the meaning ascribed to it in Article VIII hereof.

    1.38 'ESTATE' means the estate of the Debtor in the Reorganization Case as created under Bankruptcy Code section 541.

    1.39 'FCC' means the Federal Communications Commission.

    1.40 'FCC LICENSES' means all licenses, permits and authorizations issued by the FCC or any department, division or bureau of the FCC that are held by the Debtor or its subsidiary as of the Petition Date.

    1.41 'FILE' or 'FILED' means file or filed with the Clerk of the Bankruptcy Court, as applicable.

    1.42 'FINAL ORDER' means an Order of the Bankruptcy Court or other applicable court of competent jurisdiction, as entered on its docket, which has not been reversed, stayed, modified, or amended, that is in full force and effect, and as to which:

         (a) the time to seek a rehearing, to appeal or seek certiorari has expired and no request for rehearing, appeal or petition for certiorari has been timely filed; or

         (b) any rehearing or appeal that has been or may be taken or any petition for certiorari that has been or may be filed has been resolved by the highest court (or any other tribunal having appellate jurisdiction over the order or judgment) to which the order or judgment was reheard, appealed or from which certiorari was sought.

    1.43 'GENERAL UNSECURED CLAIM' means any Unsecured Claim against the Debtor that is not (a) included in Classes 1 through 6, inclusive, (b) an Administrative Claim; or (c) a Priority Tax Claim.

    1.44 'HOLDER' means any individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, estate, trust, trustee, unincorporated organization, government, governmental entity, agency or political subdivision thereof.

    1.45 'IMPAIRED' means, when used with reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of Bankruptcy Code section 1124.

    1.46 'INDENTURES' means, collectively, the Senior Secured Discount Notes Indenture, the Senior Secured Notes Indenture and the Convertible Subordinated Notes Indenture.

    1.47 'INDENTURE TRUSTEE' means, collectively, the Senior Secured Notes Indenture Trustee; the Senior Discount Notes Indenture Trustee and the Convertible Subordinated Notes Indenture Trustee.

    1.48 'INFORMAL CREDITORS' COMMITTEE' means the informal committee of creditors that negotiated the Lock Up Agreement with the Debtor, consisting of LCPI, SS/L and the following Noteholders: Continental Casualty Company, Stonehill Capital Management LLC, Redwood Asset Management, Farallon Capital Management, LLC, Dreyfus and The Huff Alternative Fund, L.P.

    1.49 'INSTRUMENT' means any share of stock, security, promissory note, bond, or any other 'Instrument,' as that term is defined in section 9-102(47) of the Uniform Commercial Code in effect in the state of New York on the Petition Date.

    1.50 'INSURED CLAIMS' means any Claims that are covered by insurance policies maintained by or for the benefit of the Debtor, but only to the extent of insurance coverage under such insurance policies.

    1.51 'INTEREST' means an 'equity security', as defined in Bankruptcy Code section 101(16), of the Debtor.

    1.52 'LCPI' means Lehman Commercial Paper Inc.

    1.53 'LEHMAN' means, collectively, Lehman Brothers Inc. and LCPI.

    1.54 'LEHMAN CREDIT FACILITY' means that certain existing $150,000,000 senior secured credit facility evidenced by the Term Loan Agreement (as amended, modified or supplemented from time to time), dated as of June 1, 2000, among the Debtor, as borrower, the several lenders from time to time parties thereto, Lehman Brothers Inc., as arranger, and LCPI, as syndication agent and administrative agent.

    1.55 'LEHMAN SENIOR CREDIT FACILITY CLAIMS' means all Claims (both Secured Claims and Unsecured Claims) arising out of or related to the Lehman Credit Facility.

    1.56 'LOCK UP AGREEMENT' means the Lock Up Agreement, dated as of
         October 17, 2002, as amended from time to time, including the schedules, annexes and exhibits thereto, among the Debtor, Apollo Investment Fund IV, L.P., a Delaware limited partnership ('AIF'), Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership ('AOP', and together with AIF, 'Apollo'), Blackstone CCC Capital Partners L.P., a Delaware limited partnership ('BCC'), Blackstone CCC Offshore Capital Partners L.P., a Cayman Islands limited partnership ('BCO'), Blackstone Family Investment Partnership III L.P., a Delaware limited partnership ('BF'), LJH Partners, L.P., a Delaware limited partnership ('LJH'), Robert C. Fanch Revocable Trust ('Fanch'), BCI Investments II, LLC, a Delaware limited liability company ('BCI', and together with BCC, BCO, BF, LJH and Fanch, 'Blackstone'), SS/L, LCPI, and the beneficial owners (or investment managers or advisors for the beneficial owners) of the Notes identified on Schedule A to such agreement on the date thereof and each other beneficial owner (or investment managers or advisors for the beneficial owners) of Notes that executes a counterpart signature page to such agreement, or enters into a joinder agreement, after the date of such agreement.

    1.57 'LOCK UP SIGNATORY' means all entities that have or will execute the Lock Up Agreement, or a joinder agreement relating to the Lock Up Agreement, prior to the Confirmation Date, other than the Debtor.

    1.58 'NEW A WARRANTS' means warrants to purchase 52,546,269 shares of New Common Stock at an exercise price of $1.04 per share.

    1.59 'NEW B WARRANTS' means warrants to purchase 35,030,846 shares of New Common Stock at an exercise price of $.92 per share.

    1.60 'NEW COMMON STOCK' means the Common Stock of the Reorganized Debtor to be issued on the Effective Date pursuant to Article VI.H. hereof.

    1.61 'NEW EQUITY INVESTMENT' means the purchase of New Common Stock for $200 million in Cash as provided for in Article V.F. hereof.

    1.62 'NEW WARRANTS' means, collectively, the New A Warrants and New B Warrants to be issued on the Effective Date to purchase an aggregate of 87,577,115 shares of New Common Stock. The New Warrants shall expire on the second anniversary of the Effective Date.

    1.63 'NOTES' means, collectively, the Senior Secured Discount Notes, the Senior Secured Notes and the Convertible Subordinated Notes.

    1.64 'OLD COMMON STOCK' means the Common Stock of the Debtor issued and outstanding as of the Petition Date.

    1.65 'OPPENHEIMER' means OppenheimerFunds, Inc.

    1.66 'ORDER' means an order or judgment of the Bankruptcy Court as entered on the docket.

    1.67 'OTHER INTERESTS' means all Interests in the Debtor as of the Petition Date that are not included in Classes 8 and 9, inclusive. Other Interests shall include the Interests of Holders of warrants to purchase Old Common Stock issued and outstanding on the Petition Date and options to purchase Old Common Stock issued and outstanding on the Petition Date.

    1.68 'OTHER PRIORITY CLAIM' means a Claim entitled to priority under Bankruptcy Code sections 507(a)(2),(3),(4),(5),(6),(7) and/or (9).

    1.69 'OTHER SECURED CLAIM' means any Secured Claim against the Debtor, other than Claims in Classes 2 and 3. Each Other Secured Claim shall be classified in its own Subclass and be subject to treatment as set forth in Article III.C.3.

    1.70 'PETITION DATE' means the date on which the Debtor files its voluntary petition commencing the Reorganization Case.

    1.71 'PLAN' means this plan of reorganization, as it may be amended, modified, or supplemented from time to time.

    1.72 'PLAN DOCUMENTS' means the documents contemplated by or executed in connection with the Plan.

    1.73 'PREFERRED STOCK' means, collectively, Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock.

    1.74 'PREPETITION COLLATERAL AGREEMENTS' means, collectively, the Second Amended and Restated Pledge Agreement, dated as of March 7, 2001, among the Debtor, as pledgor, BNY, as trustee and collateral agent, United States Trust Company of New York, as trustee, and LCPI, as administrative agent, and the Collateral Agreement, dated as of March 7, 2001, between the Debtor, as borrower, and BNY, as collateral agent.

    1.75 'PREPETITION RESTRUCTURING EFFORTS' means the exchange offer, proxy solicitation, or any other act the Debtor undertook, to restructure its outstanding indebtedness after the date of the Lock Up Agreement but prior to the Petition Date.

    1.76 'PRIORITY TAX CLAIM' means a Claim that is entitled to priority under section 507(a)(8) of the Bankruptcy Code.

    1.77 'PROFESSIONAL FEE CLAIMS' means the Claims of Professional Persons for compensation or reimbursement of costs and expenses relating to services performed after the Petition Date and to and including the Effective Date.

    1.78 'PROFESSIONAL PERSON' means a professional person, as that term is used in sections 327, 328, 330, 331, 503(b)(2) and/or 1103 of the Bankruptcy Code, who is employed by the Debtor or the Committee directly in connection with the Reorganization Case.

    1.79 'PRO RATA' means proportionately so that the ratio of

         (a) the amount of consideration (such as New Common Stock) distributed on account of a particular Allowed Claim or Allowed Interest to

         (b) the amount of such Allowed Claim or Allowed Interest, is the same as the ratio of:

           (x) the amount of consideration distributed on account of all Allowed Claims or Allowed Interests of that Class to

           (y) the amount of all Allowed Claims or Allowed Interests of that Class.

    1.80 'REORGANIZATION CASE' means the bankruptcy case of the Debtor commenced under chapter 11 of the Bankruptcy Code, captioned In re Sirius
         Satellite Radio Inc. (Case No.    ).

    1.81 'REORGANIZED DEBTOR' means the Debtor as revested with the property of the Estate on and after the Effective Date.

    1.82 'RESTATED CORPORATE DOCUMENTS' means as applicable, the amended and restated certificate of incorporation and by-laws (or any other applicable organizational documents) of the Reorganized Debtor in effect on the Effective Date, a copy of which will be filed as an Annex to the Plan on or before the Annex Filing Date.

    1.83 'SCHEDULED' means set forth on the Schedules.

    1.84 'SCHEDULES' means the Schedules of Assets and Liabilities that have been filed by the Debtor with the Bankruptcy Court pursuant to Bankruptcy Rule 1007(b), as the same may be amended from time to time.

    1.85 'SECURED CLAIM' means any Claim that is a secured claim within the meaning of, and to the extent allowable as a secured claim under, section 506 of the Bankruptcy Code.

    1.86 'SENIOR SECURED CLAIMS' means, collectively, the:

         (a) Senior Secured Discount Notes Claims;

         (b) Senior Secured Notes Claims;

         (c) Lehman Senior Credit Facility Claims.

        All of the Senior Secured Claims are secured by the Prepetition Collateral Agreements.

    1.87 'SENIOR SECURED DISCOUNT NOTES CLAIMS' means all Claims (both Secured Claims and Unsecured Claims) arising out of or related to the Senior Secured Discount Notes or the Senior Secured Discount Notes Indenture.

    1.88 'SENIOR SECURED DISCOUNT NOTES' means the 15% Senior Secured Discount Notes due 2007, in the aggregate principal amount at maturity of $280,430,000, issued by the Debtor pursuant to the Senior Secured Discount Notes Indenture.

    1.89 'SENIOR SECURED DISCOUNT NOTES INDENTURE' means the Indenture (as amended, modified or supplemented from time to time), dated as of November 26, 1997, between the Debtor, as issuer, and BNY (as successor to IBJ Schroder Bank & Trust Company), as trustee.

    1.90 'SENIOR SECURED DISCOUNT NOTES INDENTURE TRUSTEE' means BNY or any successor trustee under the Senior Secured Discount Notes Indenture.

    1.91 'SENIOR SECURED NOTES' means the 14 1/2% Senior Secured Notes due 2009, in the aggregate principal amount of $200,000,000, issued by the Debtor pursuant to the Senior Secured Notes Indenture.

    1.92 'SENIOR SECURED NOTES CLAIMS' means all Claims (both Secured Claims and Unsecured Claims) arising out of or related to the Senior Secured Notes or the Senior Secured Notes Indenture.

    1.93 'SENIOR SECURED NOTES INDENTURE' means the Indenture (as amended, modified or supplemented from time to time), dated as of May 15, 1999, between the Debtor, as issuer, and BNY (as successor to United States Trust Company of New York), as trustee.

    1.94 'SENIOR SECURED NOTES INDENTURE TRUSTEE' means BNY or any successor trustee under the Senior Secured Notes Indenture.

    1.95 'SERIES A PREFERRED STOCK' means the Debtor's 9.2% Series A Junior Cumulative Convertible Preferred Stock issued and outstanding as of the Petition Date.

    1.96 'SERIES B PREFERRED STOCK' means the Debtor's 9.2% Series B Junior Cumulative Convertible Preferred Stock issued and outstanding as of the Petition Date.

    1.97 'SERIES D PREFERRED STOCK' means the Debtor's 9.2% Series D Junior Cumulative Convertible Preferred Stock issued and outstanding as of the Petition Date.

    1.98 'SS/L' means Space Systems/Loral, Inc., a Delaware corporation.

    1.99 'SS/L CLAIMS' means Claims (both Secured Claims and Unsecured Claims) arising out of or related to the SS/L Credit Agreement.

    1.100 'SS/L CREDIT AGREEMENT' means the Deferral Credit Agreement (as amended, modified or supplemented from time to time), dated as of April 15, 1999, by and between the Debtor and SS/L, as lender.

    1.101 'STIPULATED DISTRIBUTION BASIS' means, in relation to any Class or Subclass of Claims, the sum of: (a) the aggregate face amount of all outstanding debt classified therein; and (b) the aggregate amount of regular Cash interest payments that are accrued but unpaid as of March 15, 2003, which amounts were agreed to by the Debtor and the Informal Creditors' Committee.

    1.102 'SUBCLASS' means a subdivision of any Class described herein (whether for purposes of voting or distribution).

    1.103 'UNSECURED CLAIM' means any Claim against the Debtor that is not an Other Priority Claim, Priority Tax Claim or Secured Claim.

    1.104 'U.S. TRUSTEE' means the Office of the United States Trustee.

B. INTERPRETATION, RULES OF CONSTRUCTION, COMPUTATION OF TIME, AND GOVERNING
LAW.

    1. DEFINED TERMS.

        Any term used in the Plan that is not defined in the Plan, either in section I.A or elsewhere, but that is used in the Bankruptcy Code or the Bankruptcy Rules has the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules.

    2. RULES OF INTERPRETATION.

        For purposes of the Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) any reference in the Plan to a contract, Instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, but if there exists any inconsistency between a summary of, or reference to, any document in the Plan or Confirmation Order and the document itself, the terms of the document as of the Effective Date shall control; (c) any reference in the Plan to an existing document or Annex Filed or to be Filed means such document or Annex, as it may have been or may subsequently be amended, modified or supplemented; (d) unless otherwise specified in a particular reference, all references in the Plan to 'section,' 'article' and 'Annex' are references to a section, article and Annex of or to the Plan; (e) the words 'herein,' 'hereof,' 'hereto,' 'hereunder,' and other words of similar import refer to the Plan in its entirety rather than to only a particular portion of the Plan; (f) captions and headings to articles and sections are inserted for convenience or reference only and are not intended to be a part of or to affect the interpretation of the Plan; and (g) the rules of construction set forth in Bankruptcy Code section 102 shall apply.

    3. TIME PERIODS.

        In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

    4. GOVERNING LAW.

        Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, and subject to the provisions of any contract, Instrument, release, or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

                                   ARTICLE II
                      DESIGNATION OF CLAIMS AND INTERESTS

    The following is a designation of the Classes of Claims and Interests under the Plan. In accordance with Bankruptcy Code section 1123(a)(1), Administrative Claims and Priority Tax Claims have not been classified and are excluded from the following Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest is within the description of that Class and is classified in another Class to the extent that any remainder of the Claim or Interest qualifies within the description of such other Class or Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest is an Allowed Claim or Allowed Interest and has not be paid, released or otherwise satisfied before the Effective Date.

A. CLASS 1 (OTHER PRIORITY CLAIMS).

        Class 1 consists of all Other Priority Claims.

B. SECURED CLAIMS.

    1. CLASS 2 (SENIOR SECURED CLAIMS).

        Class 2 consists of all Senior Secured Claims.

    2. CLASS 3 (SS/L CLAIMS).

        Class 3 consists of all SS/L Claims.

    3. CLASS 4 (OTHER SECURED CLAIMS).

        Class 4 consists of all Other Secured Claims. Each Other Secured Claim shall be classified in its own Subclass.

C. UNSECURED CLAIMS.

    1. CLASS 5 (CONVERTIBLE SUBORDINATED NOTE CLAIMS).

        Class 5 consists of all Convertible Subordinated Note Claims.

    2. CLASS 6 (INSURED CLAIMS).

        Class 6 consists of all Insured Claims.

    3. CLASS 7 (GENERAL UNSECURED CLAIMS).

        Class 7 consists of all General Unsecured Claims.

D. INTERESTS.

    1. CLASS 8 (PREFERRED STOCK).

        Class 8 consists of all Interests that are Preferred Stock.

    2. CLASS 9 (COMMON STOCK).

        Class 9 consists of all Interests that are Common Stock.

    3. CLASS 10 (OTHER INTERESTS).

        Class 10 consists of all Other Interests.

                                  ARTICLE III
                       TREATMENT OF CLAIMS AND INTERESTS

A. UNCLASSIFIED CLAIMS.

    In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified and are not entitled to vote on the Plan.

    1. ADMINISTRATIVE CLAIMS.

       A. GENERALLY.

        Subject to the bar date provisions contained herein, each Holder of an Allowed Administrative Claim shall, in full satisfaction, release, and discharge of such Allowed Administrative Claim: (i) to the extent such Claim is due and owing on the Effective Date, be paid in full, in Cash, on the Distribution Date; (ii) to the extent such Claim is not due and owing on the Effective Date, be paid in full, in Cash, in accordance with the terms of any agreement between the Debtor and such Holder, or as may be due and owing under applicable non-bankruptcy law or in the ordinary course of business; or (iii) on such other terms and conditions as are acceptable to the Debtor and the Holder of such Claim.

       B. BAR DATE FOR ADMINISTRATIVE CLAIMS.
        (1) GENERAL PROVISIONS.

        Except for (a) non-tax liabilities incurred in the ordinary course of business by the Debtor in Possession, (b) claims by governmental units for payment of taxes (and interest and/or penalties related to such taxes) and
    (c) claims for U.S. Trustee fees under 28 U.S.C. 'SS' 1930, all requests for payment of Administrative Claims must be Filed and served on counsel for the Reorganized Debtor and any other party specifically requesting a copy in writing, no later than thirty (30) days after the Effective Date. Holders of Administrative Claims that are required to File a request for payment of such claims and that do not File and serve such requests by the applicable bar date set forth herein or in the following subsections shall be forever barred from asserting such claims against the Debtor, the Reorganized Debtor or its property.

         (2) PROFESSIONAL FEE CLAIMS AND REQUESTS FOR 'SUBSTANTIAL
CONTRIBUTION'.

        All Professional Persons asserting Professional Fee Claims and any entity requesting a claim for making a 'substantial contribution' in the Reorganization Case shall File and serve on counsel for the Reorganized Debtor, the U.S. Trustee and any other party specifically requesting a copy in writing an application for a Professional Fee Claim no later than thirty
    (30) days after the Effective Date. Any interested party desiring to object to the Professional Fee Claim must File and serve its objection on the Reorganized Debtor, the U.S. Trustee, and the Professional Person to whose application the objections are addressed no later than forty-five (45) days after the Effective Date.

         (3) ADMINISTRATIVE ORDINARY COURSE LIABILITIES.

        Holders of Administrative Claims that are based on liabilities incurred in the ordinary course of the Debtor in Possession's business (other than claims of governmental units for taxes (and for interest and/or penalties related to such taxes)) shall not be required to File any request for payment of such claims. Such Administrative Claims, unless objected to by the Debtor, shall be assumed and paid by the Debtor in Possession, in Cash, pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claim.

         (4) ADMINISTRATIVE TAX CLAIMS.

        All requests for payment of Administrative Claims by a governmental unit for taxes (and for interest and/or penalties related to such taxes) for any tax year or period, all or any portion of which occurs or falls within the period from and including the Petition Date through and including the Effective Date ('Postpetition Tax Claims'), and for which no bar date has otherwise been previously established, must be Filed and served on the Reorganized Debtor and any other party specifically requesting a copy in writing on or before the later of (a) thirty (30) days following the Effective Date; and (b) one hundred and twenty (120) days following the filing of the tax return for such taxes for such tax year or period with the applicable governmental unit. Any Holder of any Postpetition Tax Claim that is required to File a request for payment of such taxes and does not File and properly serve such a claim by the applicable bar date shall be forever barred from asserting any such Postpetition Tax Claim against the Debtor, the Reorganized Debtor or its property, regardless whether any such Postpetition Tax Claim is deemed to arise prior to, on, or subsequent to the Effective Date. Any interested party desiring to object to an Administrative Claim for taxes must File and serve its objection on counsel to the Debtor and the relevant taxing authority no later than ninety (90) days after the taxing authority Files and serves its application.

    2. PRIORITY TAX CLAIMS.

        Each Holder of an Allowed Priority Tax Claim shall, in full satisfaction, release, and discharge of such Allowed Priority Tax Claim: (a) to the extent such Claim is due and owing on the Effective Date, be paid in full, in Cash, on the Distribution Date; (b) to the extent such Claim is not due and owing on the Effective Date, be paid in full, in Cash, in accordance with the terms of any agreement between the Debtor and such Holder, or as may be due and owing under applicable non-bankruptcy law, or in the ordinary course of business; or (c) on such other terms and conditions as are acceptable to the Debtor and the Holder of such Claim.

B. OTHER PRIORITY CLAIMS (CLASS 1).

    1. NON-IMPAIRMENT.

        Class 1 is not Impaired under the Plan and, consequently, the Holders of Allowed Class 1 Claims are not entitled to vote on the Plan.

    2. TREATMENT.

        The legal, equitable and contractual rights of the Holders of Allowed Class 1 Claims are unaltered by the Plan. Without limiting the generality of the foregoing, each Holder of an Allowed Class 1 Claim, shall, in full satisfaction of and in exchange for such Allowed Class 1 Claim: (a) to the extent such Claim is due and owing on the Effective Date, be paid in full, in Cash, on the Distribution Date, (b) to the extent such Claim is not due and owing on the Effective Date, be paid in full, in Cash, in accordance with the terms of any agreement between the Debtor and such Holder, or as may be due and owing under applicable non-bankruptcy law or in the ordinary course of business, or (c) on such other terms and conditions as are acceptable to the Debtor and the Holder of such Claim.

C. SECURED CLAIMS.

    1. CLASS 2 (SENIOR SECURED CLAIMS).
     A. IMPAIRMENT.

        Class 2 is Impaired under the Plan and, consequently, the Holders of Allowed Class 2 Claims are entitled to vote on the Plan.

     B. ALLOWANCE AND TREATMENT.

        Solely for purposes of calculating distributions under the Plan, Class 2 is divided in three (3) Subclasses.

       (1) CLASS 2A (SENIOR SECURED DISCOUNT NOTE CLAIMS).

           (A) ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 2A Claim in the aggregate amount of $292,581,967, which amount is the Stipulated Distribution Basis for Class 2A.

           (B) TREATMENT.

        On the Distribution Date, each Holder of an Allowed Class 2A Claim shall receive a Pro Rata distribution of 228,067,643 shares of New Common Stock.

       (2) CLASS 2B (SENIOR SECURED NOTE CLAIMS).

           (A) ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 2B Claim in the aggregate amount of $224,166,667, which amount is the Stipulated Distribution Basis for Class 2B.

           (B) TREATMENT.

        On the Distribution Date, each Holder of an Allowed Class 2B Claim shall receive a Pro Rata distribution of 174,737,417 shares of New Common Stock.

       (3) CLASS 2C (LEHMAN SENIOR CREDIT FACILITY CLAIMS).

           (A) ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed
    Class 2C Claim in the aggregate amount of $155,213,333, which amount is the Stipulated Distribution Basis for Class 2C.

           (B) TREATMENT.

        On the Distribution Date, Lehman, the Holder of the Allowed Class 2C Claim, shall receive 120,988,793 shares of New Common Stock.

2. CLASS 3 (SS/L CLAIMS).

    A. IMPAIRMENT.

        Class 3 is Impaired under the Plan and, consequently, the Holders of Allowed Class 3 Claims are entitled to vote on the Plan.

    B. ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 3 Claim in the aggregate amount of $75,644,620, which amount is the Stipulated Distribution Basis for Class 3.

    C. TREATMENT.

        On the Distribution Date, SS/L, the Holder of the Allowed Class 3 Claim, shall receive 58,964,982 shares of New Common Stock.

3. CLASS 4 (OTHER SECURED CLAIMS).

    A. NON-IMPAIRMENT.

        Class 4 is not Impaired under the Plan and, consequently, the Holders of Allowed Class 4 Claims are not entitled to vote on the Plan.

    B. TREATMENT.

        Each Allowed Class 4 Claim shall be treated under Option A or Option B described below, at the election of the Reorganized Debtor:

           OPTION A: The Reorganized Debtor may transfer the property, securing the Allowed Class 4 Claim, to the Holder of such Claim, in sole satisfaction of such Holder's Other Secured Claim.

           OPTION B: Each Allowed Class 4 Claim shall be satisfied as follows:
       (a) any default other than a default of the kind specified in section 365(b)(2) of the Bankruptcy Code shall be cured; (b) the maturity of the Claim shall be reinstated as the maturity existed before any default; (c) the Holder of the Claim shall be compensated for any damages incurred as a result of any reasonable reliance by the Holder on any provision that entitled the Holder to accelerate maturity of the Claim; and (d) the other legal, equitable and contractual rights to which the Claim entitles the Holder shall not otherwise be altered.

   The Debtor shall be deemed to have elected Option B, except with respect to any Secured Claim as to which the Debtor elects Option A, in writing, prior to the Effective Date.

D. TREATMENT OF UNSECURED CLAIMS.

    1. CLASS 5 (CONVERTIBLE SUBORDINATED NOTE CLAIMS).
     A. IMPAIRMENT.

        Class 5 is Impaired under the Plan and, consequently, the Holders of Allowed Class 5 Claims are entitled to vote on the Plan.

 B. ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 5 Claim in the aggregate amount of $17,845,324, which amount is the Stipulated Distributed Basis for Class 5.

 C. TREATMENT.

    On the Distribution Date, each Holder of an Allowed Class 5 Claim shall receive a Pro Rata distribution of 13,910,430 shares of New Common Stock.

    2. CLASS 6 (INSURED CLAIMS).
     A. NON-IMPAIRMENT.

        Class 6 is not Impaired under the Plan, consequently, Holders of Allowed Class 6 Claims are not entitled to vote on the Plan.

     B. TREATMENT.

        The legal, equitable and contractual rights of the Holders of Allowed Class 6 Claims are unaltered by the Plan.

    3. CLASS 7 (GENERAL UNSECURED CLAIMS).
     A. NON-IMPAIRMENT.

        Class 7 is not Impaired under the Plan, consequently, Holders of Allowed Class 7 Claims are not entitled to vote on the Plan.

     B. TREATMENT.

        The legal, equitable and contractual rights of the Holders of Allowed Class 7 Claims are unaltered by the Plan. Without limiting the generality of the foregoing, each Holder of an Allowed Class 7 Claim shall, in full satisfaction of and in exchange for such Allowed Class 7 Claim: (a) to the extent such Claim is due and owing on the Effective Date be paid in full, in Cash, on the Distribution Date; (b) to the extent such Claim is not due and owing on the Effective Date, be paid in full, in Cash, in accordance with the terms of any agreement between the Debtor and such Holder, or as may be due and owing under applicable non-bankruptcy law or in the ordinary course of business; or (c) on such other terms and conditions as are acceptable to the Debtor and the Holder of such Claim.

E. TREATMENT OF INTERESTS.

    1. CLASS 8 (PREFERRED STOCK).
     A. IMPAIRMENT.

        Class 8 is Impaired under the Plan, and consequently, Holders of Allowed Class 8 Interests are entitled to vote on the Plan.

     B. ALLOWANCE AND TREATMENT.

        Solely for the purpose of calculating distributions under this Plan, Class 8 is divided into three (3) Subclasses.

        (1) SUBCLASS 8A (SERIES A PREFERRED STOCK).
           (A) ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 8A
    Interest in the aggregate amount of $        , the Aggregate Liquidation
    Preference for the Series A Preferred Stock.

           (B) TREATMENT.

        On the Distribution Date, each Holder of an Allowed Class 8A Interest shall receive a Pro Rata share (based on such Holder's Aggregate Liquidation
    Preference of Series A Preferred Stock) of: (1)         shares of New Common
    Stock, (2)         New A Warrants, and (3)         New B Warrants.

       (2) CLASS 8B (SERIES B PREFERRED STOCK).
          (A) ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 8B
    Interest in the aggregate amount of $        , the Aggregate Liquidation
    Preference for the Series B Preferred Stock.

         (B) TREATMENT.

        On the Distribution Date, each Holder of an Allowed Class 8B Interest shall receive a Pro Rata share (Based on such Holder's Aggregate Liquidation
    Preference of the Series B Preferred Stock) of: (1)         shares of New
    Common Stock, (2)         New A Warrants, and (3)         New B Warrants.

       (3) CLASS 8C (SERIES D PREFERRED STOCK).
          (A) ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 8C
    Interest in the aggregate amount of $        , the Aggregate Liquidation
    Preference for the Series D Preferred Stock.

         (B) TREATMENT.

        Each Holder of an Allowed Class 8C Interest shall receive a Pro Rata share (Based on such Holder's Aggregate Liquidation Preference of Series D
    Preferred Stock) of: (1)         shares of New Common Stock, (2)         New
    A Warrants, and (3)         New B Warrants.

2. CLASS 9 (COMMON STOCK).

 A. IMPAIRMENT.

        Class 9 is Impaired under the Plan, and consequently, Holders of Allowed Class 9 Interests are entitled to vote on the Plan.

 B. ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 9
    Interest in the aggregate amount of         .

 C. TREATMENT.

        Each Holder of an Allowed Class 9 Interest shall retain the Old Common Stock, but the Corporate Documents will be superceded by the Restated Corporate Documents and the Old Common Stock will be diluted by the issuance of the New Common Stock and New Warrants.

3. CLASS 10 (OTHER INTERESTS).

 A. NON-IMPAIRMENT.

        Class 10 is not Impaired under the Plan, and consequently, Holders of Allowed Class 10 Interest are entitled to vote on the Plan.

 B. ALLOWANCE.

        Upon the Effective Date, there shall be deemed to be an Allowed Class 10
    Interest in the aggregate amount of         .

 C. TREATMENT.

        The legal, equitable and contractual rights of Allowed Class 10 Interests are unaltered by the Plan. Without limiting the generality of the foregoing, each Holder of an Allowed Class 10 Interest shall retain the Other Interests.

                                   ARTICLE IV
             TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A. ASSUMPTION.

    Each executory contract or unexpired lease of the Debtor that has not expired by its own terms before the Effective Date or previously been rejected by the Debtor in Possession, that is either: (1) listed on the 'Schedule of Executory Contracts and Unexpired Leases to be Assumed' (to be Filed on or before the day of the Confirmation Hearing), or (2) is not rejected, is assumed as of the Effective Date, pursuant to Bankruptcy Code section 365. Nothing in the Plan, any Annex to the Plan, or any document executed or delivered in connection with the Plan or any such Annex creates any obligation or liability on the part of the Debtor, the Reorganized Debtor or any other person or entity that is not currently liable for such obligation, with respect to any executory contract or unexpired lease except as otherwise provided in the Plan.

B. CURE PAYMENTS.

    Any monetary defaults under each executory contract and unexpired lease to be assumed under the Plan shall be satisfied by the Reorganized Debtor, under section 365(b)(1) of the Bankruptcy Code, either by payment of the cure amount (if any), in Cash, on the Effective Date, such other terms as agreed to by the Reorganized Debtor and the non-debtor party to the executory contract or unexpired lease, or as ordered by the Court. Unless the non-debtor party to any executory contract or unexpired lease to be assumed Filed and served on the Debtor and its counsel an objection to the 'cure amount' specified on the Schedule of Executory Contracts and Unexpired Leases to be Assumed on or before the last date established by the Bankruptcy Court to File and serve objections to Confirmation of the Plan, such 'cure amount' shall be forever binding on such non-debtor party to said executory contract or unexpired lease. In the event of a timely Filed and served objection regarding (1) the amount of any cure payments, (2) the ability of the Reorganized Debtor to provide adequate assurance of future performance under the executory contract or unexpired lease to be assumed, or
(3) any other matter pertaining to assumption, any cure payment required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving the assumption.

C. REJECTION.

    Effective immediately prior to the Effective Date, each executory contract or unexpired lease of the Debtor listed on the 'Schedule of Executory Contracts and Unexpired Leases to be Rejected' (to be Filed on or before the Annex Filing
Date), is rejected, to the extent, if any, each constitutes an executory contract or unexpired lease, and without conceding that each constitutes an executory contract or unexpired lease or that the Debtor has any liability under each. Listing a contract or lease on the Schedule of Executory Contracts and Unexpired Leases to be Rejected is not deemed an admission by the Debtor or the Reorganized Debtor that such contract is an executory contract or unexpired lease or that the Debtor or the Reorganized Debtor has any liability thereunder. The Debtor reserves the right at any time before Confirmation to amend the Schedule of Executory Contracts and Unexpired Leases to be Rejected: (a) delete any executory contract or unexpired lease listed on the Annex and provide for its assumption or (b) add any executory contract or unexpired lease to the Annex, thus providing for its rejection. The Debtor shall provide notice of any amendment of the Annex to the party to the affected executory contract or unexpired lease, counsel for the Committee and the U.S. Trustee.

    The Confirmation Order shall constitute an order of the Bankruptcy Court approving all such rejections as of the Effective Date. Any proofs of claim for damages arising from the rejection under the Plan of an executory contract or unexpired lease must be Filed within thirty (30) days after the mailing of notice of Confirmation or be forever barred and unenforceable against the Debtor, the Reorganized Debtor and its properties and barred from receiving any distribution under the Plan. Any such Claims that become Allowed Claims shall be classified in Class 7 of the Plan.

                                   ARTICLE V
               MEANS FOR EXECUTION AND IMPLEMENTATION OF THE PLAN

A. REVESTING OF ASSETS AND OPERATIONS OF PROPERTY.

    Except as otherwise set forth herein or in the Confirmation Order, as of the Effective Date, all property of the Estate shall revest in the Reorganized Debtor free and clear of all claims, liens, encumbrances and other interests of the Holders of Claims or Interests. Without limiting the generality of the foregoing, all rights, privileges, entitlements, the authorizations, grants, permits, licenses, easements, franchises, and other similar items which constitute part of, or are necessary or useful in the operation of the property of the Estate or the business of providing satellite radio service to subscribers now conducted by the Debtor (including the FCC Licenses), shall be vested in the Reorganized Debtor on the Effective Date, and shall thereafter be exercisable and usable by the Reorganized Debtor to the same and fullest extent they would have been exercisable and usable by the Debtor before the Petition Date or the Estate or Debtor in Possession during the Reorganization Case in the absence of the Plan. From and after the Effective Date, the Reorganized Debtor may operate its business and use, acquire and dispose of property and settle and compromise claims or interests without supervision by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan and the Confirmation Order.

B. RETENTION OF CAUSES OF ACTION.

    Except to the extent such rights, claims, causes of action, defenses, and counterclaims are expressly and specifically released in connection with the Plan, or in any settlement agreement approved during the Reorganization Case:
(1) any and all rights, claims, causes of action, defenses, and counterclaims of or accruing to the Debtor or its Estate shall remain assets of and vest in the Reorganized Debtor, whether or not litigation relating thereto is pending on the Effective Date, and whether or not any such rights, claims, causes of action, defenses, and counterclaims have been listed or referred to in the Plan, the Schedules, or any other document Filed with the Bankruptcy Court, and
(2) neither the Debtor nor the Reorganized Debtor waives, relinquishes, or abandons (nor shall they be estopped or otherwise precluded from asserting) any right, claim, cause of action, defense, or counterclaim that constitutes property of the Estate: (a) whether or not such right, claim, cause of action, defense, or counterclaim has been listed or referred to in the Plan or the Schedules, or any other document Filed with the Bankruptcy Court, (b) whether or not such right, claim, cause of action, defense, or counterclaim is currently known to the Debtor, and (c) whether or not a defendant in any litigation relating to such right, claim, cause of action, defense, or counterclaim Filed a proof of claim in the Reorganization Case, Filed a notice of appearance or any other pleading or notice in the Reorganization Case, voted for or against the Plan, or received or retained any consideration under the Plan. Without in any manner limiting the generality of the foregoing, notwithstanding any otherwise applicable principle of law or equity, including, without limitation, any principles of judicial estoppel, res judicata, collateral estoppel, issue preclusion, or any similar doctrine, the failure to list, disclose, describe, identify, or refer to a right, claim, cause of action, defense, or counterclaim, or potential right, claim, cause of action, defense, or counterclaim, in the Plan, the Schedules, or any other document Filed with the Bankruptcy Court shall in no manner waive, eliminate, modify, release, or alter the Reorganized Debtor's right to commence, prosecute, defend against, settle, and realize upon any rights, claims, causes of action, defenses, or counterclaims that the Debtor or the Reorganized Debtor has, or may have, as of the Confirmation Date. The Reorganized Debtor may commence, prosecute, defend against, settle, and realize upon any rights, claims, causes of action, defenses, and counterclaims in its sole discretion, in accordance with what is in the best interests, and for the benefit, of the Reorganized Debtor.

C. CORPORATE MATTERS REGARDING THE REORGANIZED DEBTOR.

    The Reorganized Debtor shall continue to exist after the Effective Date as a separate corporate entity in accordance with applicable nonbankruptcy law. On the Effective Date or as soon as practicable thereafter, the Reorganized Debtor shall (to the extent necessary) file with the Secretary of State of the State of Delaware in accordance with sections 103 and 303 of the Delaware General Corporation Law, the Restated Corporate Documents. The form of the Restated Corporate Documents shall be Filed as an Annex to the Plan on or before the Annex Filing Date. The Restated Corporate Documents are authorized and directed without the need for any further corporate action, under applicable law, regulation, order, rule or otherwise. On and after the Effective Date, the Restated Corporate Documents shall govern the Reorganized Debtor's operation, unless amended or modified.

D. MANAGEMENT OF THE REORGANIZED DEBTOR.
    1. BOARD OF DIRECTORS.

    On the Effective Date, the management, control and operation of the Reorganized Debtor shall become the general responsibility of the Board of Directors of the Reorganized Debtor in accordance with Delaware law. The initial Board of Directors of the Reorganized Debtor shall consist of 7 members. On or before the Annex Filing Date, the Debtor shall File with the Bankruptcy Court a schedule setting forth the names of the persons to be appointed to the Board of Directors of the Reorganized Debtor pursuant to this section. The initial Board of Directors of the Reorganized Debtor shall serve until the first annual meeting of the Holders of the New

Common Stock. Thereafter, the Board of Directors of the Reorganized Debtor will be elected in accordance with the Restated Corporate Documents and applicable non-bankruptcy law.

    2. MANAGEMENT.

    On or before the Annex Filing Date, the Debtor will File an Annex disclosing such additional information as is necessary to satisfy section 1129(a)(5) of the Bankruptcy Code including (1) the identity and affiliation of any other individual who is proposed to serve as an officer or director of the Reorganized Debtor; (2) the identity of any other insider who will be employed or retained by the Reorganized Debtor; and (3) the compensation for each such individual. As of the Effective Date, the Reorganized Debtor will adopt a new stock option plan through which options for up to 15% of the New Common Stock outstanding on a fully diluted basis may be granted to management and employees by the Board of Directors.

E. AUTHORIZATION AND ISSUANCE OF NEW STOCK AND NEW WARRANTS.

    On the Effective Date, the Reorganized Debtor will issue an aggregate of 962,385,874 shares of New Common Stock. All shares of New Common Stock issued pursuant to the Plan will be, upon issuance, fully paid and non-assessable, and the Holders thereof will have no preemptive or other rights to subscribe for additional shares. The Confirmation Order shall provide that the issuance of New Common Stock shall be exempt from the registration requirements of the Securities Act of 1933, as amended, in accordance with section 1145 of the Bankruptcy Code. As of the Effective Date, the Old Common Stock shall remain outstanding and shall continue to be fully paid and non-assessable.

    On the Effective Date, the Reorganized Debtor will issue an aggregate of 87,577,115 New Warrants.

    The issuance and distribution of the New Common Stock and the New Warrants by the Reorganized Debtor in accordance with the Plan is hereby authorized and directed without the need for any further corporate action or authorization under applicable law, regulation, rule, order or otherwise.

F. NEW EQUITY INVESTMENT.

    As a condition to the Effective Date, Apollo, Blackstone and Oppenheimer will purchase an aggregate of 211,730,379 shares of New Common Stock for $200 million in Cash. The obligation of Apollo, Blackstone and Oppenheimer to consummate the New Equity Investment is detailed in the Lock Up Agreement and is subject to such terms and conditions, including the option of each party to terminate its obligation to consummate the New Equity Investment upon the commencement of Reorganization Case. Assuming that terms and conditions of the Lock Up Agreement are satisfied and the New Equity Investment is funded, the Debtor is authorized and directed without the need for any further corporate action or authorization, to execute and deliver all documents necessary to document and effectuate the New Equity Investment.

G. CANCELLATION OF EXISTING SECURITIES AND INDEBTEDNESS.

    Except for the purposes of evidencing a right to distribution under the Plan and except as expressly provided in the Plan or the Confirmation Order, on the Effective Date, all Notes, Indentures, Instruments and other documents evidencing the Claims or Interests classified in Classes 2, 3, 5 and 8 hereof, inclusive, shall be deemed cancelled and of no further force and effect and any collateral security with respect to such Claims shall be deemed released. Without limiting the generality of the foregoing, on the Effective Date, each of the following shall be deemed cancelled and of no further force and effect:

     1.  Senior Secured Discount Notes;

     2.  Senior Secured Discount Notes Indenture;

     3.  Senior Secured Notes;

     4.  Senior Secured Notes Indenture;

     5.  Lehman Credit Facility;

     6.  SS/L Credit Agreement;

     7.  Convertible Subordinated Notes;

     8.  Convertible Subordinated Notes Indenture;

     9.  Prepetition Collateral Agreements;

    10.  Series A Preferred Stock;

    11.  Series B Preferred Stock; and

    12.  Series D Preferred Stock.

provided, however, that each Indenture, Instrument or other agreement that governs the rights of a Holder of a Claim and that is administered by an Indenture Trustee shall continue in effect for the purposes of allowing the Indenture Trustee to make any distributions on account of such Claims pursuant to the Plan and to perform any other necessary administrative functions with respect thereto. Notwithstanding any provision to the contrary contained in the Plan, distributions on account of the Notes shall not be reduced by the amount of the reasonable fees and out-of-pocket expenses incurred by the Indenture Trustees or any undisputed claim for payment by the Indenture Trustees (which includes the reasonable fees and out-of-pocket expenses of any professionals retained by the Indenture Trustees). In addition, upon the occurrence of the Effective Date, the asserted charging liens if the Indenture Trustees shall be released and their sole claims shall be for their reasonable fees and out-of-pocket expenses.

H. HSR FILINGS.

    To the extent required, on or before the Confirmation Date, the Debtor shall file a notification and report form (the 'HSR Filing') under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the 'HSR Act'). Pursuant to Bankruptcy Code section 363(b)(2)(B), the required waiting period shall end on the 15th day after receipt of the HSR Filing by the specified parties.

I. DISCHARGE OF DEBTOR AND INJUNCTION.

    The rights afforded in the Plan and the treatment of all Claims and Interests therein shall be in exchange for and in complete satisfaction, discharge and release of all Claims and Interests of any nature, whatsoever, including any interest accrued on such Claims from and after the Petition Date against the Debtor, the Debtor in Possession, or any of its assets or properties. Except as otherwise provided in the Plan or the Confirmation Order, on or after the Effective Date: (i) the Debtor shall be deemed discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all Claims and Interests, including Claims and Interests that arose before the Effective Date and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code whether or not: (a) a proof of claim or proof of interest based on such debt or interest is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based on such debt or interest is allowed pursuant to section 502 of the Bankruptcy Code, or (c) the Holder of a Claim or Interest based on such debt or interest has accepted the Plan; and (ii) all persons shall be precluded from asserting against the Reorganized Debtor, its successors or their assets or properties any other or future Claims or Interests based upon any act or omission, transaction or other activity of any kind or nature that occurred before the Effective Date.

    Except as otherwise provided in the Plan or the Confirmation Order and in addition the injunction provided under sections 524(a) and 1141 of the Bankruptcy Code, on and after the Effective Date, all persons who have held, currently hold or may hold a debt, Claim or Interest discharged under the Plan are permanently enjoined from taking any of the following actions on account of any such discharge, debt, Claim or Interest: (1) commencing or continuing in any manner any action or other proceeding against the Debtor, the Reorganized Debtor, its successors or their respective properties;
(2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, the Reorganized Debtor, its successors, or their respective properties; (3) creating, perfecting or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, its successors or their respective properties; (4) asserting any setoff, right of subrogation or recoupment of any kind against any obligation due the Debtor, the Reorganized Debtor, its successors or their respective properties; and
(5) commencing or continuing any action in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan or the Confirmation Order. Any person injured by any willful violation of such injunction may recover actual damages, including costs and attorneys' fees and, in appropriate circumstances, may recover punitive damages from the willful violator.

J. LIMITATION OF LIABILITY.

    Except as otherwise provided in the Plan or the Confirmation Order, neither the Debtor, the Committee, the Informal Creditors' Committee, any Lock Up Signatory nor any of their respective officers, directors, members or employees (acting in such capacity), nor any attorney, accountant, financial advisor or other professional person employed by any of them shall have or incur any liability to any entity or person for any action taken or omitted to be taken in connection with or related to the Reorganization Case, the formulation, preparation, dissemination, solicitation, Confirmation or consummation of the Plan, the Lock Up Agreement, or any other action taken or omitted to be taken in connection with the Plan or the Prepetition Restructuring Efforts; provided that the foregoing provisions of this section J shall have no effect on the liability of any entity that would otherwise result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct.

K. SURVIVAL OF INDEMNIFICATION AND CORPORATION CONTRIBUTION.

    Notwithstanding anything to the contrary contained in the Plan, the obligations of the Debtor to indemnify and/or provide contribution to its directors, officers, agents, employees and representatives who are serving in such capacity on the Petition Date, pursuant to the Corporate Documents, applicable statutes or contractual obligations, in respect of all past, present and future actions, suits and proceedings against any of such directors, officers, agents, employees and representatives, based on any act or omission related to the service with, for or on behalf of the Debtor shall not be discharged or impaired by Confirmation or consummation of the Plan, but shall survive unaffected by the reorganization contemplated by the Plan.

L. EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS.

    The Debtor or the Reorganized Debtor (as the case may be) shall be authorized to execute, deliver, file, or record such contracts, Instruments, releases, indentures, and other agreements or documents, and take such actions, as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The secretary or any assistant secretary of the Debtor or the Reorganized Debtor shall be authorized to certify or attest to any of the foregoing actions.

M. EXEMPTION FROM CERTAIN TRANSFER TAXES.

    Pursuant to section 1146(c) of the Bankruptcy Code, any transfers from the Debtor to the Reorganized Debtor or any other person or entity pursuant to the Plan shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing Instruments or other documents without the payment of any such tax or governmental assessment.

N. OBJECTIONS TO CLAIMS.

    Except as otherwise provided for Professional Fee Claims and Administrative Claims under Article III.A.1.b. hereof, and as otherwise ordered by the Bankruptcy Court, objections to claims shall be Filed by the Reorganized Debtor and served upon the Holder of such claim as applicable, not later than the later of (1) ninety (90) days after the Effective Date, and (2) sixty (60) days after a proof of claim is Filed. Nothing in this section shall be construed to extend the applicable bar date or dates for the Filing of proofs of claims or requests for payment in these cases, or to make timely any proof of claim or request for payment Filed after the applicable bar date.

O. PAYMENT OF STATUTORY FEES.

    On or before the Effective Date, all fees payable pursuant to 28 U.S.C. 'SS' 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid to the U.S. Trustee, in Cash.

P. INFORMAL COMMITTEE.

    Pursuant to the Lock Up Agreement, on the Effective Date, the Reorganized Debtor shall reimburse each Lock Up Signatory for reasonable out-of-pocket fees and expenses incurred prior to the Effective Date, including fees and disbursements of counsel.

                                   ARTICLE VI
                                 DISTRIBUTIONS

A. DISTRIBUTION RECORD DATE.

    As of the close of business on the Distribution Record Date, the various transfer and claims registers for each of the Classes of Claims or Interests as maintained by the Debtor, its respective agents, or the Indenture Trustees shall be deemed closed, and there shall be no further changes in the record Holders of any of the Claims or Interests. The Debtor shall have no obligation to recognize any transfer of the Claims or Interests occurring after the close of business on the Distribution Record Date. The Debtor and the Indenture Trustees shall be entitled to recognize and deal for all purposes hereunder only with those record Holders stated on the transfer ledgers as of the close of business on the Distribution Record Date, to the extent applicable.

B. SATISFACTION OF CLAIMS OR INTERESTS.

    Unless otherwise provided herein, any distributions and deliveries to be made on account of Allowed Claims or Allowed Interests shall be in complete settlement, satisfaction and discharge of such Allowed Claims or Allowed Interests.

C. WAIVER OF SUBORDINATION.

    The distributions under the Plan take into account the relative priority of the Claims and Interests in each Class in connection with any contractual subordination provisions relating thereto. Accordingly, the distributions to the Holders of Claims and Interests shall not be subject to levy, garnishment, attachment, or other legal or equity process by any Holder of indebtedness purportedly senior to the indebtedness of the Holder of other Claims and Interests, by reason of contractual subordination rights. On the Effective Date, all Holders of Claims shall be deemed to have waived any and all contractual subordination rights they may have with respect to such distribution, and the Confirmation Order shall permanently enjoin, effective as of the Effective Date, all Holders of Claims and Interests from enforcing or attempting to enforce any such rights with respect to distributions under the Plan.

D. DISBURSING AGENT.

    The Reorganized Debtor, or such other entity as the Reorganized Debtor may employ, shall act as the Disbursing Agent under the Plan and make all distributions required under the Plan. Unless otherwise required, the Disbursing Agent shall serve without bond. In the event the Reorganized Debtor serves as the Disbursing Agent, it shall do so without charging fees, but shall be entitled to be reimbursed for reasonable expenses. Any other entity serving as the Disbursing Agent shall be entitled to customary and reasonable fees and expenses for performing such services.

E. RIGHTS AND POWERS OF DISBURSING AGENT.
    1. POWERS OF THE DISBURSING AGENT.

    The Disbursing Agent shall be empowered to (i) effect all actions and execute all agreements, Instruments, and other documents necessary to perform its duties under the Plan, (ii) make all distributions contemplated hereby,
(iii) employ professionals to represent it with respect to its responsibilities, and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

    2. EXPENSES INCURRED ON OR AFTER THE EFFECTIVE DATE.

    Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney and other professional fees and expenses) made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtor.

F. SURRENDER OF INSTRUMENTS.

    Unless otherwise provided herein, as a condition to receiving any distribution under the Plan, each Holder of a Claim or Interest represented by an Instrument, including Notes and stock certificates, may be required to surrender such Instrument held by it to the Disbursing Agent or its designee accompanied by a letter of transmittal. Any Holder that fails to (i) surrender such Instrument or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Disbursing Agent and furnish a bond in form, substance, and amount reasonably satisfactory to the Disbursing Agent before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan in respect of such Claim or Interest. Any distribution so forfeited shall become the sole and exclusive property of the Reorganized Debtor.

G. DELIVERY OF DISTRIBUTIONS.

    Unless otherwise provided herein, all distributions to any Holder of an Allowed Claim or Allowed Interest, shall be made at the address of such Holder as set forth on the Schedules Filed with the Bankruptcy Court or on the books and records of the Debtor or its agents, unless the Debtor has been notified, in advance, in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such Holder that contains an address for such Holder different from the address reflected on such Schedules for such Holder. In the event that any distribution to any Holder is returned as undeliverable, no distribution to such Holder shall be made unless and until the Disbursing Agent has been notified of the then current address of such Holder, at which time or as soon as reasonably practicable thereafter such distribution shall be made to such Holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of two years from the later of (i) the Effective Date and
(ii) the date such Holder's Claim or Interest becomes an Allowed Claim or Allowed Interest. After such date, all unclaimed property or interest in property shall revert to the Reorganized Debtor, and the Claim or Interest of any other Holder to such property or interest in property shall be discharged and forever barred. The Reorganized Debtor and the Disbursing Agent shall have no obligation to attempt to locate any Holder of an Allowed Claim or Allowed Interest other than by reviewing their books and records (including any proofs of claim Filed against the Debtor).

H. DISTRIBUTION OF NEW COMMON STOCK.

    All distributions of New Common Stock made under the Plan in respect to the Notes will be made to the respective Indenture Trustee, which, in turn, will distribute such property pursuant to the respective Indenture. As a condition of receiving any distribution as provided herein, each Holder of the Notes must surrender any Instruments or certificates representing or evidencing such Notes held by each such Holder to the respective Indenture Trustee accompanied by a letter of transmittal in a form to be designated by the Debtor. The Indenture Trustee will cancel and destroy each such Instrument or certificate, and then promptly certify to the Reorganized Debtor the destruction of each such Instrument or certificate in accordance with the terms of the respective Indentures. Any Holder that fails to (a) surrender such Instrument or certificate, or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the respective Indenture Trustee before the first anniversary of the Effective Date will be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan in respect of such Claims. Any distribution so forfeited will become the sole and exclusive property of the Reorganized Debtor.

    Following distribution by the Indenture Trustees of the New Common Stock received in accordance with the Plan pursuant to the Indentures, and following the cancellation and certification of the destruction of the Instruments or certificates as provided above, the Indenture Trustees and their agents will be relieved of, and released from, all obligations associated with the Notes arising under the Indentures or under other applicable agreements or law and the Indentures will be deemed to be discharged.

    On the Effective Date, or as soon thereafter as is practicable, the Debtor will pay, in Cash, the amounts incurred, pursuant to the Indentures, to the Indenture Trustees, together with their agents and attorneys, including reasonable fees and expenses and costs and expenses of collection, including, but not limited to, reasonable attorneys' fees.

I. MANNER OF PAYMENT UNDER PLAN OF REORGANIZATION.

    Except as specifically provided herein, at the option of the Debtor, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

J. FRACTIONAL SHARES.

    No fractional shares of New Common Stock will be issued. For purposes of Plan distributions, fractional shares of New Common Stock shall be rounded down to the next whole number or zero, as applicable. Neither the Debtor, the Reorganized Debtor nor the Disbursing Agent shall have any obligation to make a distribution that is less than one (1) share of New Common Stock.

K. COMPROMISE OF CONTROVERSIES.

    Pursuant to Bankruptcy Rule 9019, and in consideration for the classification, distribution and other benefits provided under the Plan, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and controversies resolved pursuant to the Plan, including, without limitation, all Claims arising prior to the Petition Date, whether known or unknown, foreseen or unforeseen, asserted or unasserted, arising out of, relating to or in connection with the business or affairs of, or transactions with, the Debtor. The entry of the Confirmation Order shall constitute the Bankruptcy Court's approval of each of the foregoing compromises or settlements, and all other compromises and settlements provided for in the Plan of

Reorganization, and the Bankruptcy Court's findings shall constitute its determination that such compromises and settlements are in the best interests of the Debtor, the Estate, creditors and other parties in interest, and are fair, equitable and within the range of reasonableness.

L. EXEMPTION FROM SECURITIES LAWS.

    The issuance of the New Common Stock pursuant to the Plan shall be exempt from any securities laws registration requirements to the fullest extent permitted by section 1145 of the Bankruptcy Code.

M. GENERAL UNSECURED CLAIMS.

    Notwithstanding the contents of the Schedules, Claims listed therein as undisputed, liquidated and not contingent shall be reduced by the amount, if any, that was paid by the Debtor prior to the Distribution Record Date, including pursuant to orders of the Bankruptcy Court. To the extent such payments are not reflected in the Schedules, such Schedules are hereby amended and reduced to reflect that such payments were made. Nothing in the Plan shall preclude the Reorganized Debtor from paying Claims that the Debtor was authorized to pay pursuant to any Final Order entered by the Bankruptcy Court prior to the Confirmation Date.

N. DISPUTED CLAIMS AND DISPUTED INTERESTS.
    1. NO DISTRIBUTIONS.

    No payment or distribution will be made with respect to all or a portion of any Disputed Claim or Disputed Interest until such Claim or Interest is an Allowed Claim or Allowed Interest.

    2. DISPUTED RESERVE.

    Notwithstanding any other provision of this Plan, the Disbursing Agent shall withhold from the property to be distributed under this Plan on account of any Disputed Claim or Disputed Interest and shall place in the Disputed Reserve the amount of Cash, New Common Stock or New Warrants that would be distributed on account of the 'face amount' of such Disputed Claims or Disputed Interests as of the Distribution Date. For purposes of this provision, the 'face amount' of a Claim or Interest is the liquidated amount set forth on the proof of the claim or interest , or if no proof of the claim or interest has been Filed, the amount of the Claim or Interest Scheduled as not being disputed, contingent, or unliquidated. In the case of any Disputed Claim or Disputed Interest that is filed in an unliquidated or undetermined amount, the Bankruptcy Court shall, upon motion by the Reorganized Debtor, or such other party or parties as might have standing therefor, determine an amount sufficient to withhold and reserve with respect to such Claim or Interest and may estimate the likely maximum amount of the claim in order to make such determination. Any Holder whose Claim or Interest is so estimated shall not have recourse to the Reorganized Debtor, any assets theretofore distributed on account of any Allowed Claim or Allowed Interest, any other Disputed Reserve, or any other entity or property if the finally allowed Claim or Interest of such Holder exceeds that maximum. Instead, such Holder shall have recourse only to undistributed assets in the Disputed Reserve that were allocated in such Disputed Reserve for the Claim of that creditor.

    To the extent practicable, the Disbursing Agent shall invest any cash in the Disputed Reserve in any manner permitted by section 345 of the Bankruptcy Code or any order of the Bankruptcy Court that has established investment guidelines for funds of the Estate, or any further order of the Bankruptcy Court.

    3. DISTRIBUTION ON DISPUTED CLAIMS OR DISPUTED INTERESTS.

    The property in the Disputed Reserve shall be distributed on account of the Disputed Claims or Disputed Interests as those claims become Allowed Claims or Allowed Interests by a Final Order. Beginning on the date that is sixty (60) days after the Effective Date, and every sixty (60) days thereafter until all Disputed Claims and Disputed Interests are resolved, the Disbursing Agent shall make a distribution to each Holder of a Disputed Claim or Disputed Interest whose claim became an Allowed Claim or Allowed Interest in the preceding sixty (60) days; provided that the Holder of a Disputed Claim or Disputed Interest whose Claim or Interest has been individually estimated and reserved as provided for in section N.2, above, shall have its distribution limited to the amount reserved in its specific Disputed Reserve for that Disputed Claim or Disputed Interest. As part of the distribution described in the preceding sentence, the Disbursing Agent shall deliver to the Reorganized Debtor all property that was held in the Disputed Reserve on account of the Disputed Claims or Disputed Interests that were resolved in the preceding sixty days to the extent that the amounts reserved on account of such Claims or Interests exceed the eventually allowed amounts of such Claims or Interests.

    Any property in the Disputed Reserve remaining after the resolution of all disputes over the allowance of Claims or Interests in such Class, including the remaining net return yielded from the investment of any cash in the Disputed Reserve, shall be returned to the Reorganized Debtor.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

A. RETENTION OF JURISDICTION.

    Following Confirmation of the Plan, the Bankruptcy Court shall retain such jurisdiction as is legally permissible after Confirmation, including, without limitation, for the following purposes:

        1. To determine the allowability, amount, classification, or priority of Claims upon objection by the Debtor;

        2. To construe and to take any action to execute and enforce the Plan, the Confirmation Order, or any other order of the Bankruptcy Court, to issue such orders as may be necessary for the implementation, execution, performance, and consummation of the Plan and all matters referred to herein, and to determine all matters that may be pending before the Bankruptcy Court in the Reorganization Case on or before the Effective Date;

        3. To rule on any and all Professional Fee Claims for periods before the Effective Date;

        4. To rule on any other request for payment of any Administrative Claim;

        5. To resolve any dispute regarding the implementation, execution, performance, consummation, or interpretation of the Plan;

        6. To resolve all applications, adversary proceedings, contested matters, and other litigated matters instituted on or before the Effective Date;

        7. To determine such other matters and to perform other functions as may be provided in the Confirmation Order;

        8. To modify the Plan under section 1127 of the Bankruptcy Code, to remedy any apparent nonmaterial defect or omission in the Plan, or to reconcile any nonmaterial inconsistency in the Plan so as to carry out its intent and purposes;

        9. To issue injunctions or take such other actions or make such other orders as may be necessary or appropriate to restrain interference with the Plan or its execution or implementation by any entity; and

        10. To issue such orders in aid of execution of the Plan and the Confirmation Order, notwithstanding any otherwise applicable nonbankruptcy law, with respect to any entity, to the full extent authorized by the Bankruptcy Code.

B. SUCCESSORS AND ASSIGNS.

    The rights, benefits and obligations of any entity named or referred to in the Plan are binding on, and will inure to the benefit of, any permitted heirs, executors, administrators, successors or assigns of such entity.

C. AMENDMENT, MODIFICATION AND SEVERABILITY.

    1. The Plan may be amended or modified before the Effective Date by the Debtor to the extent provided by section 1127 of the Bankruptcy Code, and in accordance with the Lock Up Agreement.

    2. The Debtor reserves the right to modify or amend the Plan upon a determination by the Bankruptcy Court that the Plan, as it is currently drafted, is not confirmable pursuant to section 1129 of the Bankruptcy Code. To the extent such a modification or amendment is permissible under section 1127 of the Bankruptcy Code without the need to resolicit acceptances, the Debtor reserves the right to sever any provisions of the Plan that the Bankruptcy Court finds objectionable.

D. REVOCATION OF THE PLAN.

    The Debtor reserves the right to revoke or withdraw the Plan prior to the Confirmation Date. If the Debtor revokes or withdraws the Plan, or if Confirmation does not occur, then the Plan shall be null and void, and nothing contained in the Plan shall: (1) constitute a waiver or release of any Claims by or against, or any Interests in, the Debtor; or (2) prejudice in any manner the rights of the Debtor in any further proceedings.

E. DISSOLUTION OF COMMITTEE.

    On the Effective Date, the Committee shall dissolve and the members of the Committee shall be released and discharged from all authority, duties, responsibilities and obligations related to and arising from and in connection with the Reorganization Case, except with respect to any appeal of any Order.

F. NO ADMISSIONS.

    Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed as an admission by the Debtor with respect to any matter set forth herein including, without limitation, liability on any claim.

                                  ARTICLE VIII
                          CONDITIONS TO EFFECTIVE DATE

A. CONDITIONS.

    The Effective Date of the Plan shall not occur unless and until each of the conditions set forth below has been satisfied or duly waived.

    1. The Confirmation Order is a Final Order.

    2. The New Equity Investment shall be funded.

    3. Any waiting period applicable to the consummation of the Plan and occurrence of the Effective Date under the HSR Act shall have expired or be terminated.

B. WAIVER OF CONDITIONS.

    Only the Debtor may waive condition VIII.A.1. in its sole and absolute discretion, by filing a written waiver. No other condition is waivable by any party in interest.

C. FAILURE TO SATISFY CONDITIONS.

    The Effective Date must occur on or before the later of: (1)             ,
2003; or (2) such other date as is agreed to by the Debtor and the Committee, and if it does not occur, the Confirmation Order shall automatically be vacated. If the Confirmation Order is automatically vacated, the Plan and the Confirmation Order shall be deemed null and void, of no force or effect and shall not be used by any party for any purpose and nothing in the Plan or the Confirmation Order shall prejudice or constitute a waiver or release of any right, claim or remedy by or against the Debtor or any other party.

                                   ARTICLE IX
                              CONFIRMATION REQUEST

    The Debtor requests Confirmation of the Plan under Bankruptcy Code section 1129. If any Impaired Class does not accept the Plan pursuant to Bankruptcy Code section 1126, the Debtor requests Confirmation pursuant to Bankruptcy Code section 1129(b). In that event, the Debtor reserves the right to modify the Plan to the extent (if any) that Confirmation of the Plan under Bankruptcy Code section 1129(b) requires modification.

                                          Plan Proposed By:

                                          SIRIUS SATELLITE RADIO INC.

                                          By:
                                              ..................................
                                             Patrick L. Donnelly
                                             Executive Vice President, General
                                             Counsel and Secretary

                                          Plan Presented By:

                                          STUTMAN, TREISTER & GLATT P.C.

                                          By:
                                              ..................................
                                             Frank A. Merola
                                             Eric D. Goldberg
                                             Members of the Firm
                                             Reorganization Counsel
                                             for Sirius Satellite Radio Inc.

                                                                       EXHIBIT C

                             SIRIUS SATELLITE RADIO
                      2003 LONG-TERM STOCK INCENTIVE PLAN

    SECTION 1. Purpose. The purposes of this Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan are to promote the interests of Sirius Satellite Radio Inc. and its stockholders by (i) attracting and retaining employees of, and consultants to, the Company and its Affiliates, as defined below;
(ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

    SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

    'Affiliate' shall mean any entity (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.

    'Award' shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.

    'Award Agreement' shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

    'Board' shall mean the Board of Directors of the Company.

    'Change of Control' shall mean the occurrence of any of the following:
(i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any 'person' or 'group' (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group is or becomes the 'beneficial owner' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have 'beneficial ownership' of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or
(iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

    'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

    'Committee' shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is required to be a 'Non-Employee Director' (within the meaning of Rule 16b-3) and an 'outside director' (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.

    'Company' shall mean Sirius Satellite Radio Inc., together with any successor thereto.

    'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

    'Fair Market Value' shall mean (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and
(ii) with respect to the Shares, as of any date, (1) the mean between the high and low sales prices of the Shares on the Nasdaq Stock Market for such date (or if not then trading on the Nasdaq Stock Market, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (2) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

    'Incentive Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

    'Negative Discretion' shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under Section 4(a) or 11(d)(vi) of the Plan. Notwithstanding anything herein to the contrary, in no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under
Section 11 of the Plan).

    'Non-Qualified Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

    'Option' shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

    'Other Stock-Based Award' shall mean any right granted under Section 10 of the Plan.

    'Participant' shall mean any employee of, or consultant to, the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

    'Performance Award' shall mean any right granted under Section 9 of the Plan.

    'Performance Compensation Award' shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

    'Performance Criteria' shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or an Affiliate, division or operational unit of the Company) and shall be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per Share, net earnings, operating earnings, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, Share price or sales or market share. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

    'Performance Formula' shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

    'Performance Goals' shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants,
(a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or
(b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

    'Performance Period' shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

    'Person' shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

    'Plan' shall mean this Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan.

    'Restricted Stock' shall mean any Share granted under Section 8 of the Plan.

    'Restricted Stock Unit' shall mean any unit granted under Section 8 of the Plan.

    'Rule 16b-3' shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

    'SEC' shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

    'Shares' shall mean the common stock of the Company, $.001 par value, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

    'Stock Appreciation Right' shall mean any right granted under Section 7 of the Plan.

    'Substitute Awards' shall have the meaning specified in Section 4(c) of the Plan.

    SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
(vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
(ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

    (c) The mere fact that a Committee member shall fail to qualify as a 'Non-Employee Director' or 'outside director' within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

    (d) No member of the Committee shall be liable to any Person for any action or determination made in good faith with respect to the Plan or any Award hereunder.

    (e) With respect to any Performance Compensation Award granted to a Covered Employee (within the meaning of Section 162(m) of the Code) under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.

    (f) Notwithstanding the foregoing, the Committee may delegate to one or more officers of the Company the authority to grant awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or Covered Employees (within the meaning of Section 162(m) of the Code).

    SECTION 4. Shares Available for Awards.

    (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, 15% of the sum of (i) the issued and outstanding Shares, (ii) any Shares which are issuable as a result of any conversion, exchange or exercise of any preferred stock, warrant or other security of the Company which is outstanding on the date of determination; and (iii) the Shares which have been issued or are issuable to employees, consultants and directors of the Company pursuant to the Plan, the Company's 1999 Long-Term Stock Incentive Plan, the Company's Amended and Restated 1994 Stock Option Plan and the Company's Amended and Restated 1994 Directors' Nonqualified Stock Option Plan; provided, however, that the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 40,000,000. The maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 40,000,000 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as 'Performance Compensation Awards' in respect of a single Performance Period shall be 40,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

    (b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, equitably adjust any or all of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
(ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or grant price of such Options or Stock Appreciation Rights.

    (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ('Substitute Awards'). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

    (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    SECTION 5. Eligibility. Any employee of, or consultant to, the Company or any of its Affiliates (including any prospective employee) shall be eligible to be selected as a Participant.

    SECTION 6. Stock Options.

    (a) Grant. Subject to the terms of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

    (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

    (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as 'performance-based compensation' under Section 162(m) of the Code. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as performance-based compensation in accordance with
Section 11 hereof.

    (d) Payment. (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or
(x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or (y) subject to such rules as may be established by the

Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

    (ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

    SECTION 7. Stock Appreciation Rights.

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as 'performance-based compensation' under
Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with an exercise price that is less than the Fair Market Value per Share and such Stock Appreciation Rights may, but need not, be intended to qualify as performance-based compensation in accordance with
Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time.

    (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

    (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

    SECTION 8. Restricted Stock and Restricted Stock Units.

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

    (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

    (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

    SECTION 9. Performance Awards.

    (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a 'Performance Award', which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and
(iii) payable at such time and in such form as the Committee shall determine.

    (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

    (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

    SECTION 10. Other Stock-Based Awards.

    (a) General. The Committee shall have authority to grant to Participants an 'Other Stock-Based Award', which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

    (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

    SECTION 11. Performance Compensation Awards.

    (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as 'performance-based compensation' under Section 162(m) of the Code.

    (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. Designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance

Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

    (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) is/are to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

    (d) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

    (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

    (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

    (iv) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgement, such reduction or elimination is appropriate.

    (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.

    (vi) Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 40,000,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

    SECTION 12. Amendment and Termination.

    (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the consent of the affected Participant, holder or beneficiary.

    (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the consent of the affected Participant, holder or beneficiary.

    (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code.

    SECTION 13. Change of Control. In the event of a Change of Control, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, effective as of immediately prior to such Change of Control.

    SECTION 14. General Provisions.

    (a) Nontransferability.

        (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

        (ii) No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance.

        (iii) Notwithstanding the foregoing, the Committee may in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder which are not intended to qualify as Incentive Options may be transferred by the Participant to whom such Option was granted (the 'Grantee') without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to: (1) the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the 'Immediate Family'); (2) a trust solely for the benefit of the Grantee and his or her Immediate Family; or (3) a partnership, corporation or limited liability company whose only partners, members or shareholders are the Grantee and his or her Immediate Family; (each transferee described in clauses (1), (2) and (3) above is hereinafter referred to as a 'Permitted

    Transferee'); provided that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the Option.

    The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

    (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

    (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (d) Withholding. (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

    (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

    (iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to
Section 14(a), the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

    (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

    (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

    (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or any applicable employment contract or agreement.

    (h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

    (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, applied without giving effect to its conflict of laws principles.

    (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

    (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

    (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

    (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

    SECTION 15. Term of the Plan.

    (a) Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company.

    (b) Expiration Date. No Award shall be granted under the Plan after December 31, 20[12]. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2012.

                The voting agent for this proxy solicitation is:

                              THE BANK OF NEW YORK

        By Registered or Certified Mail. By Hand or Overnight Delivery:

                           Corporate Trust Department
                         15 Broad Street -- 16th Floor
                            New York, New York 10007
                           Attention:

                           By Facsimile Transmission:
                                 (212) 235-2261

                To Confirm By Telephone or For Information Call:
                                 (212) 235-2363

                              -------------------

    Questions and requests for assistance or for additional copies of this Proxy Statement, the proxy and ballot may also be directed to the information agent.

           The information agent for this proxy and solicitation is:

                         [MACKENZIE PARTNERS, INC. LOGO]
                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885

                       Email: proxy@mackenziepartners.com




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The section symbol shall be expressed as............................... 'SS'